EXECUTION COPY
MASTER OUTSOURCING SERVICES AGREEMENT
between
WASHINGTON MUTUAL, INC.
and
PEOPLESUPPORT, INC.
Dated February 17, 2006

MASTER OUTSOURCING SERVICES AGREEMENT
This Master Outsourcing Services Agreement, dated February 17, 2006 (the “Agreement Date”), is between Washington Mutual, Inc. (“WaMu”) and PeopleSupport, Inc., a Delaware Corporation with its principal offices located at 1100 Glendon Ave., Ste. 1250, Los Angeles, CA 90024 (“Supplier”).
W I T N E S S E T H:
WHEREAS, Supplier desires to provide to WaMu, and WaMu desires to obtain from Supplier, the services described in one or more Service Agreements entered into by WaMu and Supplier pursuant to this Agreement from time to time; and
WHEREAS, WaMu and Supplier desire to set forth the general terms and conditions pursuant to which Supplier will provide such services to WaMu under such Service Agreements;
NOW, THEREFORE, WaMu and Supplier agree as follows:
ARTICLE 1. DEFINITIONS.
Except as otherwise defined in a specific provision of this Agreement without further definition as set forth in Schedule 1 (Definitions), capitalized terms used in this Agreement will have the meanings set forth in Schedule 1 (Definitions).
ARTICLE 2. TERM.
The term of this Agreement (the “Term”) will commence on February 17, 2006 (the “Effective Date”) and continue until the earlier of (A) the End Date of the last Service Agreement in effect under this Agreement or (B) termination of this Agreement and all Service Agreements then in effect in accordance with Article 20 (Termination).
ARTICLE 3. SERVICES GENERALLY.
3.1	Service Agreements.
(A)	This Agreement sets forth contractual terms for Services to be provided to WaMu by Supplier during the Term. Services will be provided by Supplier in accordance with this Agreement and one or more Service Agreements entered into by WaMu and Supplier, each substantially in the form set forth in Schedule 2 (Form of Service Agreement) (each, a “Service Agreement”). Each Service Agreement will describe, at a minimum and as applicable:
(1)	the term of such Service Agreement (in each case not to exceed the Term),

(2)	the Transition plan for the Services under such Service Agreement, including any Transition-related Deliverables,

(3)	the terms and conditions of Transition for any employees or assets with respect to such Service Agreement,

(4)	the Services to be performed and Deliverables to be provided under such Service Agreement,

(5)	Service Levels for such Services, together with the corresponding Performance Credits,

(6)	acceptance criteria for any Deliverables to be delivered pursuant to such Service Agreement and any associated Deliverable Credits,

(7)	the Fees and other payment provisions for all Services under such Service Agreement,

(8)	all reports to be provided pursuant to such Services,

(9)	terms and conditions regarding any satisfaction surveys with respect to such Services,

(10)	the Key Personnel designated for such Services,

(11)	any obligations in respect of disaster recovery and business continuity specific to such Services,

(12)	any additional back-up and archiving requirements,

(13)	the Software and Tools to be used by Provider in providing such Services,

(14)	any Step-In Events (as defined in Section 8.6 (Step-In Rights) that apply with respect to such Services,

(15)	specific disaster recovery requirements,

(16)	all other matters required by this Agreement to be set forth in a Service Agreement,

(17)	any modifications or additions to the terms and conditions set forth in this Agreement as applicable to such Service Agreement, and

(18)	any other information related to the Services described in such Services Agreement required by WaMu.
(B)	If there are ancillary services, functions, responsibilities or tasks not specifically described in a Service Agreement that are required for the proper performance and provision of the Services under such Service Agreement or are an inherent part of, or a necessary sub-part included within such Services, then such services, functions, responsibilities or tasks will be deemed to be implied by and included within the scope of the Services under such Service Agreement to the same extent and in the same manner as if specifically described in such Service Agreement.
(C)	Each Service Agreement will incorporate by reference, and will be subject to, the terms and conditions of this Agreement. This Agreement and each Service Agreement will be interpreted as a single agreement so that all of the provisions are given as full effect as possible. In no event will the description of Services under any Service Agreement be deemed by implication or otherwise to exclude any Services described in this Agreement. In the event of a conflict between this Agreement and any Service Agreement, the order of precedence will be as follows (items with a lower number having priority over, and controlling in the event of a conflict with, items having a higher number): (1) the Service Agreement (but only in respect of Services to be performed under such Service Agreement); (2) this Agreement; and (3) any other applicable Schedule to this Agreement.

(D)	Commencing on the completion of the Transition under such Service Agreement and continuing so long as such Service Agreement is in effect and for any applicable Termination Assistance Period, Supplier will provide to WaMu the services, functions and responsibilities described in the Service Agreement, or in one or more Exhibits thereto in accordance with the terms of this Agreement, the applicable Service Agreement, any Exhibits thereto and the Management Procedures Manual.
3.2	Non-Exclusivity of Services.
(A)	Nothing in this Agreement or any Service Agreement requires WaMu to purchase the Services from Supplier. WaMu may obtain services similar to the Services from ***.

(B)	During the Term and the Termination Assistance Period, WaMu may from time to time increase or decrease volumes within the Services. Decreases in volumes within the Services as a result of WaMu electing to provide such *** will be subject to subsection (B) of Section 3.3 (***) and not to this Section. Except to the extent expressly provided to the contrary in a particular Service Agreement *** including any ***, will be payable by WaMu in connection with any *** under this Section.

(C)	*** with respect to any additional entity or business unit, including pursuant to an acquisition. However, WaMu will have the option to direct Supplier to provide Services under and in accordance with the terms of this Agreement to service any such additional entity or business unit and, if such additional entity or business unit has an agreement with Supplier for business process outsourcing-related services at the time of such acquisition, *** on WaMu or such entity in connection with the termination of such agreement; provided that, if termination of such agreement triggers, by its terms, any payments to Supplier, Supplier will be entitled to an amount equal to its costs of personnel and other resources dedicated primarily to providing services under such agreement less all savings reasonably achievable through their reassignment or redeployment elsewhere in the Supplier’s business.
3.3	***
(A)	Upon at least *** notice to Supplier, WaMu may *** any of the Services, including service volumes within the Services. *** will be payable by WaMu in connection with any *** under this subsection.

(B)	Upon WaMu’ exercise of any of its rights under this Section, the Parties will adjust the Fees in accordance with the applicable terms of the Service Agreements, based upon the scope of the Services WaMu will continue to receive thereafter. This subsection (B) does not apply to changes in volumes (other than decreases in volumes within the Services as a result of WaMu electing to provide such volumes ***); such changes are governed by Section 3.2 (Non-Exclusivity of Services). Furthermore, the notice requirements of this subsection does not apply to changes in the Services during the Termination Assistance Period.

(C)	To the extent that WaMu *** Supplier will to the extent reasonably necessary for WaMu or *** to perform such services or to interface with the Services and, if *** will have access to Confidential Information of Supplier, subject *** executing a confidentiality agreement in the form set forth in Schedule 7 (Form of Confidentiality Agreement):
(1)	cooperate with *** and WaMu, including by providing access to design characteristics of Software and Machines and related data to the extent required to facilitate interoperability;

(2)	provide any information regarding the operating environment, system constraints, protocol, interfaces, architecture and other operating parameters reasonably required by WaMu or the *** to perform the services;

(3)	provide any reasonable interface resources (including Machines or Software) necessary to enable Machines to interface or be compatible with WaMu Systems or *** systems by WaMu;

(4)	use commercially reasonable efforts to ensure that there is no degradation in the provision of the Services caused by adjustments made by Supplier transferring services to *** or to WaMu; and

(5)	agree on procedures with WaMu and *** providing services to WaMu for the division of responsibilities in relation to services and functions that may overlap between Supplier and the *** supplier.
Supplier will provide such cooperation, information and resources at *** to WaMu if such cooperation, information and resources can be provided by

Supplier using the then-existing resources used to provide the Services under this Agreement or the relevant Service Agreement without adversely affecting Supplier’s ability to provide the Services in accordance with the Service Levels set forth in the applicable Service Agreements. If such assistance requires additional resources beyond those used to provide the Services under this Agreement or the relevant Service Agreement or if using such resources would adversely affect Supplier’s ability to provide the Services in accordance with the Service Levels in the relevant Service Agreements, Supplier will notify WaMu of such requirement or effect, demonstrate to WaMu’s reasonable satisfaction that additional resources are needed or that using such resources would adversely affect Supplier’s ability to provide the Services in accordance with the Service Levels in the relevant Service Agreements and, upon WaMu’s approval, provide such additional resources on terms agreed pursuant to the Change Control Procedures.
3.4	WaMu Group.
(A)	Supplier will provide the Services to (1) WaMu and any other member of the WaMu Group designated by WaMu, irrespective of its corporate structure, and (2) any successor to any aspect of the WaMu Group’s business or any other entity that assumes responsibility for the operation or management of an aspect of the WaMu Group’s business, as set forth in this Section.

(B)	If, as a result of a Restructure, an entity that is not a member of WaMu Group acquires or becomes responsible for some of the business, assets or operations of a member of the WaMu Group (“New Entity”), then, at WaMu’s discretion and in accordance with its directions, Supplier will provide the Services to the New Entity as well as to the WaMu Group. WaMu may require Supplier to provide the Services to a New Entity under this Agreement or, provided that the party to such separate agreement with Supplier is a creditworthy entity (i.e., such New Entity meets Supplier’s then-current generally applicable requirements for outsourcing customer credit worthiness; provided, however, that if such New Entity’s credit rating is substantially comparable with WaMu’s credit rating as of the Effective Date or at the time, such New Entity will be deemed to meet such requirements), under a separate agreement on the same terms. If the Services are provided under a separate agreement, WaMu will have no obligation to pay, or guarantee the payment of, any fees in relation to those Services provided to the New Entity. The Services provided to the WaMu Group or any New Entity under a separate agreement will be included in the calculation of actual service volumes, if any, under this Agreement or the Service Agreement, as applicable. For the avoidance of doubt, WaMu has no obligation to obtain Services from Supplier with respect to any New Entity.

(C)	Supplier will, at no additional cost to WaMu, provide to WaMu all reasonable assistance and information as may be necessary, in the opinion of WaMu, where WaMu indicates that it is considering or intends a Restructure, including:

(1)	responding promptly to requests for information relating to the Services and charges for the Services;

(2)	if requested by WaMu, assisting in discussions with third parties relating to any equipment, licenses or contracts relevant to the proposed New Entity;

(3)	cooperating in good faith with WaMu in relation to the Restructure; and

(4)	such other assistance as may be necessary or reasonable at the time.
Supplier will provide all assistance and services reasonably required by WaMu to facilitate a Restructure, including any Termination Assistance Services which may be necessary under the circumstances in accordance with Article 22 (Termination Assistance).
(D)	For purposes of this Agreement, Washington Mutual Bank, Washington Mutual Bank fsb and Long Beach Mortgage Company are each a Washington Mutual entity (a “WaMu Entity”). The obligations and liability of each WaMu Entity under this Agreement are several, and no WaMu Entity will be responsible for the obligations of any other WaMu Entity under this Agreement. Each representation, warranty, and covenant made by one WaMu Entity under this Agreement is made by, or on behalf of, and with respect to that WaMu Entity only, not any other WaMu Entity.
3.5	Governmental Approvals and Consents.
(A)	Supplier will ***, (1) obtain and maintain the Supplier Governmental Approvals, (2) obtain, maintain and comply with the Supplier Consents and (3) comply with the WaMu Consents.

(B)	WaMu will, at its own expense, (1) obtain and maintain the WaMu Governmental Approvals, (2) obtain, maintain and comply with the WaMu Consents and (3) comply with the Supplier Consents for WaMu and WaMu Agents to Use, consistent with the terms of this Agreement or the applicable Service Agreement, the Supplier Third Party Software or Supplier Tools, the terms of which Supplier Consents Supplier has given WaMu notice in connection with the negotiation or amendment of this Agreement or any Service Agreement.

(C)	Each Party will cooperate with the other Party, as requested by the other Party, in the other Party’s obtaining the Governmental Approvals and the Consents that such other Party is required to obtain pursuant to this Section.
3.6	Process and Technology Evolution.
(A)	Supplier acknowledges that certain processes and technologies employed to provide the Services to the WaMu Group may evolve and change over the Term. Supplier will use notify WaMu of, and, subject to obtaining any WaMu approvals required by this Agreement, implement process evolution and technology evolution to improve the provision of the Services and to ensure that Supplier keeps pace with technological advancements or improvements throughout the Term. In any event, upon WaMu’s request, Supplier will implement ***.
(B)	Subject to obtaining any WaMu approvals required by this Agreement, Supplier will cause the Services to evolve and to be modified, enhanced, supplemented and replaced as necessary for the Services to keep pace with improvements and technological advances in methods of delivery of the Services and to support WaMu’s efforts to maintain competitiveness in the markets in which it competes.
3.7	Knowledge Sharing.
(A)	At least ***, or on request *** notice from WaMu, Supplier will meet with representatives of WaMu in order to (1) explain how the Services are provided, (2) explain how the Supplier Systems work and should be operated and (3) *** and (b) ***.

(B)	WaMu may assign WaMu personnel on a rotational basis to work with Supplier in Supplier’s operating environment (subject to appropriate safeguards to protect the confidentiality and rights of other customers of Supplier to which Supplier is providing services using such operating environment).

(C)	Upon WaMu’s request from time to time, Supplier will provide to WaMu a full description of the environmental configuration in respect of the Services including information regarding Machines, Software, staffing, operating environment, systems constraints, protocols, interfaces, architecture and other operating parameters.
3.8	Reports. Supplier will provide to WaMu, in a form acceptable to WaMu, the reports set forth in each Service Agreement.

3.9	WaMu Systems and Retained Processes.
(A)	Supplier will use commercially reasonable efforts to ensure that, in providing the Services, it does not by any act or omission adversely affect or alter the operation, functionality or technical environment of (1) the Software and the Machines used by or on behalf of the WaMu Group in connection with its business (the “WaMu Systems”) without the consent of WaMu and (2) processes used by the WaMu Group in connection with its business (the “Retained Processes”).

(B)	Supplier will inform itself, and keep itself informed, about all aspects of the existing and future WaMu Systems and the Retained Processes as necessary to perform the Services and comply with its obligations under this Section. WaMu will provide documentation, information and other cooperation regarding any existing and future WaMu Systems and Retained Processes, as reasonably necessary for Supplier to perform the Services and comply with this Section. WaMu will also provide training with respect to any WaMu System and Retained

Process that is proprietary to WaMu that is reasonably required by Supplier to comply with its obligations under this Section.
(C)	Supplier will provide WaMu on request with services in relation to WaMu Systems and Retained Processes affected by the Services, including liaising with WaMu, its outsourcing partners or third parties on the impact of any alterations to such WaMu Systems and Retained Processes.
ARTICLE 4. TRANSITION SERVICES.
4.1	Transition.
(A)	Unless otherwise stated in a Service Agreement, Supplier and WaMu will agree upon and attach to such Service Agreement, at the time of execution of such Service Agreement, a high-level plan for the Transition of the Services under such Service Agreement to Supplier (the “Transition Plan”). Unless otherwise stated in the applicable Service Agreement, Supplier will develop a more detailed Transition Plan within 30 days after the applicable Service Agreement Effective Date and submit such detailed Transition Plan for WaMu’s review and approval. Supplier will incorporate all comments and changes reasonably requested by WaMu with respect to any such Transition Plan.

(B)	With respect to each Service Agreement, Supplier will perform all tasks, functions and services (except those responsibilities set forth under such Service Agreement as WaMu responsibilities) necessary to accomplish the transition of the Services under such Service Agreement to Supplier (“Transition”) in accordance with the milestone dates set forth therein (the “Transition Services”). WaMu will perform those responsibilities identified in such Service Agreement as WaMu responsibilities in accordance with the milestone dates set forth therein.

(C)	Until the completion of the Transition Services, each Party will update the other Party regarding the status of the Transition Services as often as may be reasonably requested by such other Party, but in any event at least monthly.
4.2	Completion and Acceptance of Transition. Transition will not be complete until Supplier has successfully completed Transition and acceptance takes place in accordance with the agreed process in each Service Agreement. In the event task or date changes have an effect on critical milestones set forth in a Service Agreement, the Parties will discuss and mutually agree upon the impact on any implementation or completion dates. WaMu may extend any dates in a Transition Plan, change the order of the regional or functional implementation or vary the completion date and the impact of such changes will be addressed in accordance with the Change Control Procedures in Schedule 6 (Governance). If Supplier has not successfully completed any Transition by the completion date specified in the applicable Transition Plan, and such delay is not the fault of WaMu, without affecting WaMu’s right to Deliverable Credits or prejudicing WaMu’s right to seek other remedies, WaMu may:
(A)	extend the period for Transition and vary the completion date, in which case:

(1)	Supplier will submit a plan to WaMu for its approval which sets out how and when any incomplete parts of Transition will be completed;

(2)	once WaMu has approved the plan, Supplier will complete Transition in accordance with the plan; or

(3)	notify Supplier that WaMu accepts the Transition as complete; or
(B)	upon notice to Supplier, terminate the Service Agreement affected by the Transition delay, in which case Section 20.4 (Termination by WaMu for Cause) (including the Default Cure Period) will not apply.
ARTICLE 5. SERVICE LEVELS.
5.1	Service Levels. Supplier will perform the Services set forth in each Service Agreement in accordance with the Service Levels set forth in such Service Agreement.

5.2	Adjustment of Service Levels.
(A)	The Executive Review Team (1) will review the Service Levels for the preceding ***, (2) with respect to those Service Levels that require periodic adjustment under the applicable Service Agreement, or that are no longer appropriate because of an increase, decrease or change to the Services *** and (3) with respect to all other Service Levels *** Year. In addition, either Party may, at any time upon notice to the other Party, initiate negotiations to review and, upon agreement by the Executive Review Team, adjust any Service Level which such Party in good faith believes is inappropriate at the time.
(B)	In addition, WaMu may, from time to time, *** to reflect its changing business needs, ***. A new Service Level for which there is historical data will take effect *** after WaMu gives Supplier a notice specifying the new Service Level. A new Service Level for which there is no historical data will take effect *** after WaMu gives Supplier a notice specifying the new Service Level, during which time the parties will measure the new Service Level. If Supplier can demonstrate to WaMu’s reasonable satisfaction that such new Service Level will materially increase Supplier’s cost of performing the Services under the applicable Service Agreement, *** if:
(1)	***

(2)	***, but:
(a)	WaMu removes an existing Service Level at the same time as introducing the new Service Level and the cost of providing the Services in accordance with the new Service Level and the cost of measuring and reporting on such new Service Level is not materially higher than the cost of providing the Services under the existing Service Level and the cost of measuring and reporting on the existing Service Level; or
(b)	WaMu agrees to pay Supplier for its incremental cost of providing the Services under the new Service Level and the cost of measuring and reporting on the new Service Level.
5.3	Measurement and Monitoring Tools.
(A)	As of the applicable Service Agreement Effective Date, Supplier will implement the measurement and monitoring Tools and procedures required to measure and report (as contemplated the applicable Service Agreement) Supplier’s performance of the Services against the applicable Service Levels. Such measurement and monitoring and procedures will (1) permit reporting at a level of detail specified by WaMu that is sufficient to verify compliance with the Service Levels and (2) be subject to audit by WaMu or its designee.

(B)	Supplier will provide WaMu with on-line access to such measurement and monitoring Tools and information, so that WaMu is able to access the same information as soon as it is available on-line to Supplier.

(C)	Supplier will provide WaMu with periodic reports on Supplier’s compliance with the Service Levels as set forth in the applicable Service Agreement.

(D)	Supplier will provide WaMu and its designees access to and information concerning such measurement and monitoring Tools and procedures upon request, for inspection and verification purposes.
5.4	Root-Cause Analysis.
(A)	If Supplier fails to provide the Services in accordance with the Service Levels, Supplier will (1) promptly investigate, perform a root cause analysis on the failure in accordance with Schedule 6 (Governance), identify the problem causing the failure and report to WaMu, (2) correct the problem as soon as practicable and resume meeting the Service Levels, (3) advise WaMu of the status of the problem at stages determined by WaMu and (4) demonstrate to WaMu that all reasonable action has been taken to prevent any recurrence of such default or failure.

(B)	Supplier will, at any time at which Supplier anticipates that it will fail to meet a Service Level, advise WaMu of the status of the problem at time intervals determined by WaMu.

(C)	In addition to its obligations under subsection (A) and subsection (B) of this Section, Supplier will implement the detailed process dealing with failure rectification identified in Schedule 6 (Governance).
5.5	Continuous Improvement and Best Practices. Supplier will, on a continuous basis, (A) identify ways to improve the Service Levels and (B) identify and apply proven techniques and Tools from other installations within its operations that would benefit WaMu either operationally or financially. Supplier will, from time to time, include updates with respect to such improvements, techniques and Tools in the reports provided to WaMu pursuant to Section 3.8 (Reports).
5.6	***
(A)	In the event of *** in any Service Agreement in accordance with the applicable Service Levels, Supplier will incur the *** identified in and according to such Service Agreement.

(B)	*** will be allocated among the Service Levels and calculated in accordance with the procedure set forth in each Service Agreement. WaMu may from time to time, but no more frequently than *** in any Contract Year, reallocate the *** percentages assigned to the Service Levels by giving Supplier at least *** notice of such reallocation. The schedule of Service Levels for such Service Agreement will be updated to reflect the revised allocation of *** specified by WaMu.

(C)	The *** will not limit WaMu’s right to recover, in accordance with this Agreement, *** as a result of such failure; provided, however, that any *** in respect of any such failure will be reduced by any Performance Credits already credited by Supplier to WaMu in respect of such failure***

(D)	WaMu may, ***

(E)	Nothing in this Section will be deemed to limit or obviate WaMu’s right to terminate this Agreement or any Service Agreement pursuant to Section 20.4 (Termination by WaMu for Cause).
5.7	***. *** are *** or in the manner agreed. *** apply to:
(A)	***

(B)	***
*** for *** are specified in the applicable Service Agreement. Amounts for other *** required during the Term will be agreed on a case by case basis. A *** payable in respect of a particular *** will be credited by Supplier to WaMu on the invoice that contains charges for the month during which the right to such *** arose or as soon thereafter as is practicable. Deliverable Credits will not limit WaMu’s right to recover, in accordance with this Agreement, other damages incurred by WaMu as a result of failure to provide Deliverables that are subject to a Deliverable Credit by the time or in the manner agreed; provided, however, that any award of damages in respect of any such failure will be reduced by any Deliverable Credits already credited by Supplier to WaMu in respect of such failure.
5.8	***. The raw data and detailed supporting information and reports relating to Service Levels and performance (“Performance Information”) will be WaMu Data for the purposes of this Agreement. Supplier may only use Performance Information in the course of providing the Services and for its internal business purposes and will provide material containing that Performance Information to WaMu promptly on request.
5.9	Satisfaction Surveys. Supplier and WaMu will conduct satisfaction surveys with respect to the Services under each Service Agreement as set forth in the applicable Service Agreement.
ARTICLE 6. SERVICE LOCATIONS.
6.1	Supplier Service Locations. The Services will be provided to WaMu from the Supplier Service Locations specified in each Service Agreement and any other location for which Supplier has received WaMu’s approval, to be given in WaMu’s sole discretion. Any incremental expenses incurred by the WaMu Group relating to the relocation of any Services to, or the use to perform any Services of, any location other than the locations initially set forth in the applicable Service Agreement will be allocated as follows:
(A)	Supplier will either *** for, any such *** in respect of the *** (1) that is a *** except as set forth in subsection (B)(2) of this section, (2) that is a *** if such *** is at the *** or (3) if such *** is at the request of *** as a result of *** to *** its obligations in respect of such *** in accordance with the applicable Service Agreement.
(B)	Except as contemplated by subsection (A) of this Section, WaMu will either pay, or reimburse Supplier for, any such expenses in respect of a relocation or use of any location (1) that is a WaMu Service Location if such movement or use is at the request of WaMu or (2) that is a Supplier Service Location if such movement or use is at the request of WaMu.
6.2	Physical Safety and Security Procedures.
(A)	Supplier will maintain and enforce at the Supplier Service Locations physical safety and security procedures that are ***.

(B)	Supplier will comply with the physical safety and security policies that are applicable to the WaMu locations, including those set forth in the applicable Service Agreement, when at the WaMu locations.
6.3	Information Security.
(A)	Supplier acknowledges that WaMu has established, and during the Term may amend, minimum appropriate levels of security for information residing on WaMu systems or for WaMu Data and other Confidential Information of WaMu residing on the Supplier Systems.

(B)	WaMu’s information security policies as of the Agreement Date are set forth in Schedule 4 (WaMu Information Security Requirements). WaMu will have the right to amend these security policies *** notice to Supplier or such shorter notice period as required in order to comply with Law; provided however that, if Supplier reasonably documents material (as reasonably determined by Supplier), additional costs that compliance with the new security policies would impose, the

Parties will use the Change Control Procedures to document the requested changes.
(C)	Supplier will, and will cause each member of the Project Staff to, comply with WaMu’s information security policies at all locations, whether WaMu premises or Supplier premises, to which they have access in connection with the performance of Services hereunder.
(D)	In the event Supplier or Supplier Agents discovers or is notified of a breach or potential breach of security relating to WaMu Data, Supplier will immediately (1) *** (2) ***
ARTICLE 7. PROJECT STAFF.
7.1	Key Personnel. With respect to the Key Personnel, the Parties agree as follows:
(A)	Key Personnel for the Services performed under each Service Agreement will be as identified in such Service Agreement.

(B)	All Key Personnel will be dedicated to the WaMu account on a full-time basis.

(C)	Before assigning an individual to a Key Personnel position, whether as an initial assignment or as a replacement, Supplier will (1) notify WaMu of the proposed assignment, (2) unless otherwise agreed by WaMu, introduce the individual to appropriate representatives of WaMu, (3) provide WaMu with any information regarding the individual that may be requested by WaMu, including information from background checks conducted in accordance with Section 7.2 (Project Staff), and (4) obtain WaMu’s approval for such assignment. Supplier will only assign an individual to a Key Personnel position who is approved by WaMu.

(D)	Supplier will *** (1) the *** for *** from the Effective Date or (2) the other Key Personnel for *** from the relevant Service Agreement Effective Date, unless WaMu consents to such reassignment or replacement or such Key Personnel (a) voluntarily resigns from Supplier, (b) is dismissed by Supplier for misconduct (e.g., fraud, drug abuse, theft), (c) fails to perform his or her duties and responsibilities pursuant to this Agreement, (d) dies or is unable to work due to his or her disability, or (e) is given a promotion. For purposes of the preceding sentence, “promotion” means a bona fide promotion into a position of substantially increased responsibility and shall not be a means to remove a Key Personnel from providing the Services without the prior approval of WaMu, if applicable, in accordance with the other provisions of this Agreement.

(E)	If WaMu decides that any Key Personnel should ***, then WaMu, ***, may require *** of such Key Personnel from the Project Staff. Supplier will, *** Key Personnel.

(F)	Supplier will maintain backup procedures and conduct the replacement procedures for the Key Personnel in such a manner so as to assure an orderly succession for Key Personnel who are replaced.
7.2	Project Staff.
(A)	Supplier will appoint individuals to the Project Staff in respect of each Service Agreement with suitable training and skills to perform the Services under and in accordance with such Service Agreement.

(B)	Prior to assignment to the Project Staff: Supplier will:
(1)	subject each member of the Project Staff to such background checks as WaMu may require from time to time. Supplier will not assign any person to the Project Staff who has been convicted of either (a) any felony or (b) any misdemeanor involving a crime of moral turpitude (or the local equivalent of similarly serious crimes); and

(2)	cause each member of the Project Staff to sign a written agreement, in a form reasonably satisfactory to WaMu, in which such person agrees to (a) comply with (i) the safety and security procedures that are applicable to WaMu premises when at the WaMu premises, including those set forth in Working with WaMu included in Schedule 8 (WaMu Policies and Procedures), (ii) WaMu information security policies, and (iii) the confidentiality provisions of this Agreement, and (b) assign intellectual property rights that Supplier is required to assign to WaMu under this Agreement.
(C)	At the *** after the Effective Date, Supplier will provide WaMu with *** to the Project Staff.

(D)	Supplier will notify WaMu as soon as possible after dismissing or reassigning any member of the Project Staff whose normal work location is at a WaMu location.

(E)	If WaMu is *** provided by any ***, Supplier will *** such individual with an individual with *** from WaMu that such individual be ***.
7.3	Subcontractors.
(A)	Prior to subcontracting any of the Services to a third party (including to any of Supplier’s Affiliates), Supplier will notify WaMu of the proposed subcontractor and the terms of the proposed subcontract (but not including the financial terms between Supplier and such subcontractor) and will obtain WaMu’s approval of such subcontractor and terms. Prior to amending, modifying or otherwise supplementing any subcontract relating to the Services, Supplier will notify WaMu of the terms of the proposed amendment, modification or supplement (but not including the financial terms between Supplier and such subcontractor) and will obtain WaMu’s approval thereof. Notwithstanding the foregoing, Supplier will not subcontract any of its governance responsibilities set forth in Schedule 6 (Governance).
(B)	No subcontracting will release Supplier from its responsibility for its obligations under this Agreement or any Service Agreement. Supplier will be responsible for the work and activities of each of the Supplier Agents and members of the Project Staff employed by Supplier Agents, including compliance with the terms of this Agreement and all Service Agreements. Supplier will be responsible for all payments to its subcontractors.

(C)	Supplier will promptly pay for all services, materials, equipment and labor used by Supplier in providing the Services and Supplier will promptly cause any Supplier Agent to promptly remove any lien on WaMu’s premises by such Supplier Agent.

(D)	WaMu may require Supplier to remove or replace any Supplier Agents whose performance is reasonably deemed unacceptable to WaMu.
7.4	Conduct of Project Staff.
(A)	While at the WaMu locations, Supplier and Supplier Agents will (1) comply with the requests, standard rules and regulations of the WaMu Group regarding safety and health, personal and professional conduct (including adhering to general safety practices or procedures) generally applicable to such WaMu locations, including those set forth in Schedule 8 (WaMu Policies and Procedures) and (2) otherwise conduct themselves in a professional and businesslike manner.

(B)	Supplier will cause Supplier Agents and members of the Project Staff to maintain and enforce the confidentiality provisions of this Agreement.

(C)	If WaMu notifies Supplier that a particular member of the Project Staff is not conducting himself or herself in accordance with this Section, Supplier will promptly (1) investigate the matter and take appropriate action which may include (a) removing the applicable person from the Project Staff and providing WaMu with prompt notice of such removal and (b) replacing the applicable person with a similarly qualified individual or (2) take other appropriate disciplinary action to prevent a recurrence. If WaMu is dissatisfied with Supplier’s investigation or action or continues to be dissatisfied with the conduct of a particular member of the Project Staff, Supplier will promptly remove the individual from the Project Staff at WaMu’s request.
7.5	***. Supplier will not *** any *** to the account of any *** without *** (A) while such *** is *** to the *** and (B) for *** following the date that such *** is *** from, or *** to *** in connection with, the ***.
ARTICLE 8. CONTINUED PROVISION OF SERVICES.
8.1	Disaster Recovery Plan.

(A)	Supplier will implement and maintain adequate disaster recovery plans and business continuity plans in respect of Supplier Service Locations and Supplier’s business. Supplier will (1) periodically update and test the operability of any applicable recovery plan (at least once during ***), (2) certify to WaMu upon completion of each such test (or such other time as reasonably requested by WaMu) that each such plan is fully operational and (3) implement each such plan upon the occurrence of a disaster.

(B)	In addition to its obligations set forth in subsection (A) of this Section, Supplier will perform any specific obligations in respect of disaster recovery and business continuity set forth in the applicable Service Agreement.

(C)	Supplier will reinstate the Services within the time periods set forth in the applicable Service Agreement (or if not set forth in the applicable Service Agreement, the recovery time periods set forth in Supplier’s recovery plan) after the occurrence of a disaster. In the event the Services are not reinstated within the time periods set forth in the applicable Service Agreement (or if not set forth in the applicable Service Agreement, the recovery time periods set forth in Supplier’s recovery plan), WaMu may terminate this Agreement or the affected Service Agreement as of a date specified by WaMu in a termination notice to Supplier, in which case Section 20.4 (Termination by WaMu for Cause) (including the Default Cure Period) will not apply.

(D)	In the event of a disaster (as such term is defined in the applicable recovery plan), Supplier will not increase its Fees under this Agreement or charge WaMu usage fees in addition to such fees.
8.2	Force Majeure. If and to the extent that a Party’s performance of any of its obligations pursuant to this Agreement is prevented, hindered or delayed by fire, flood, earthquake, elements of nature or acts of God, acts of war, terrorism, riots, civil disorders, rebellions or revolutions, or any other similar cause beyond the reasonable control of such Party (each, a “Force Majeure Event”), and such non-performance, hindrance or delay could not have been prevented by reasonable precautions, then the non-performing, hindered or delayed Party will be excused for such non-performance, hindrance or delay, as applicable, of those obligations affected by the Force Majeure Event for as long as such Force Majeure Event continues and such Party continues to use its best efforts to recommence performance whenever and to whatever extent possible without delay, including through the use of alternate sources, workaround plans or other means. The Party whose performance is prevented, hindered or delayed by a Force Majeure Event will immediately notify the other Party of the occurrence of the Force Majeure Event and describe in reasonable detail the nature of the Force Majeure Event. The occurrence of a Force Majeure Event does not excuse, limit or otherwise affect Supplier’s obligation to provide either normal recovery procedures or any other disaster recovery services described in Section 8.1 (Disaster Recovery Plan).

8.3	*** If any of the Services are *** within the applicable time period pursuant to Section 8.1 (Disaster Recovery Plan), then WaMu *** and ***, to the extent that ***; provided that the amount of the *** preceding the Force Majeure Event or disaster, and the *** following the Force Majeure Event or disaster. If the Force Majeure Event or disaster continues to prevent, hinder or delay performance of the Services for ***, WaMu *** or the relevant Service Agreements as of a date specified by WaMu in a *** to Supplier, in which *** will not apply.
8.4	No Payment for Unperformed Services. Except as provided in Section 8.3 (Alternative Source), nothing in this Article will limit WaMu’s obligation to pay any Fees; provided, however, that if Supplier fails to provide the Services in accordance with this Agreement due to the occurrence of a Force Majeure Event ***

8.5	Allocation of Resources. Whenever a Force Majeure Event or a disaster causes Supplier to allocate limited resources between or among Supplier’s customers, ***. In no event will Supplier ***.

8.6	Step-In Rights.
(A)	The Parties may specify in any Service Agreement an event or events upon the occurrence of which WaMu may exercise step-in rights as set forth in such Service Agreement (“Step-In Events”).

(B)	Upon the occurrence of any Step-In Event in respect of a Service Agreement in which the Parties have specified Step-In Events,, WaMu may, at its option, take control of the Services being performed under such Service Agreement as set forth in such Service Agreement and, in doing so, may take such other action as is reasonably necessary to ensure continuity of such Services as set forth in such Service Agreement.

(C)	Supplier will fully cooperate with WaMu (and the WaMu personnel, WaMu Agents or WaMu’s other service providers) as reasonably necessary to ensure continuity of the Services being performed at any Supplier Service Location at which WaMu exercises its step-in rights set forth in the applicable Service Agreement, including giving WaMu (and WaMu personnel, WaMu Agents and WaMu’s other service providers) reasonable access to all relevant Project Staff and resources, Machines and Software located at such Supplier Service Location.
ARTICLE 9. WAMU RESPONSIBILITIES.
9.1	WaMu Operational Responsibilities. WaMu will perform such operational responsibilities in respect of the Services as set forth in each Service Agreement.

9.2	WaMu Resources. WaMu will make available to Supplier the resources, facilities, equipment, furnishings, fixtures and support in respect of each Service Agreement as set forth in such Service Agreement (“WaMu Resources”) in accordance with the following provisions:

(A)	the terms specified in each Service Agreement or any other terms agreed between WaMu and Supplier in writing from time to time will apply to the WaMu Resources;

(B)	Supplier will comply with any procedures specified in each Service Agreement in relation to the WaMu Resources;

(C)	except as expressly provided in this Agreement, Supplier will use the WaMu Resources for the sole and exclusive purpose of providing the Services to WaMu;

(D)	use by Supplier of facilities that are included in the WaMu Resources does not constitute a leasehold interest in favor of Supplier or any of Supplier’s customers;

(E)	Supplier will use the facilities that are included in the WaMu Resources in a reasonably efficient manner. To the extent that Supplier operates such a facility in a manner that unnecessarily increases facility costs incurred by WaMu, WaMu reserves the right to set-off the excess utility costs of such practices;

(F)	Supplier will (and will ensure that Supplier Agents) keep facilities that are included in the WaMu Resources in good order, not commit or permit waste or damage to such facilities, not use such facilities for any unlawful purpose or act and comply with all of WaMu’s standard policies and procedures as in effect from time to time, including procedures for the physical security of such facilities;

(G)	Supplier will permit WaMu and WaMu agents to enter into those portions of facilities that are included in the WaMu Resources that are occupied by Project Staff at any time to perform facility-related services;

(H)	Supplier will not make any improvements or changes involving structural, mechanical or electrical alterations to facilities that are included in the WaMu Resources without WaMu’s approval (at its sole discretion); and

(I)	when any facility that is included in the WaMu Resources is no longer required for performance of the Services for WaMu, Supplier will return such facility to WaMu in substantially the same condition as when Supplier began using such locations, ordinary wear and tear excepted.
9.3	Management of Issues.
(A)	Notwithstanding anything contained in this Article, Supplier will proactively manage issues in a manner that ensures all tasks required to be performed pursuant to this Agreement and each Service Agreement are performed in a timely manner. Each member of the Project Staff is expected to immediately escalate an issue if the performance of any such Project Staff member’s obligation is directly impacted by the failure of WaMu to perform a preceding required task. Supplier will not have met its obligation with respect to the hindered task unless and until the WaMu Relationship Manager (or other relevant WaMu team member identified in Schedule 6 (Governance)) has been notified of such failure to perform.
(B)	WaMu’s failure to perform any of its stated operational responsibilities or provide any WaMu Resources will not constitute a breach of this Agreement or give rise to any right to terminate this Agreement or any Service Agreement. If WaMu fails to perform any of its tasks outlined in a Service Agreement, or provide any WaMu Resources, Supplier will be excused from the performance of its obligations under this Agreement adversely affected by such failure to the extent and only for so long as WaMu’s failure is the direct cause of Supplier’s non-performance, but only if:
(1)	Supplier promptly notifies the WaMu Relationship Manager of WaMu’s failure and if, after notifying the WaMu Relationship Manager, WaMu fails to promptly rectify the failure; and

(2)	there is no reasonable workaround for WaMu’s failure that would permit Supplier to perform such obligations.
ARTICLE 10. FEES AND PAYMENT.
10.1	Fees. In consideration of Supplier providing the Services under this Agreement and any Service Agreement, WaMu will pay to Supplier the Fees for such Services as set forth in such Service Agreement. Except as expressly set forth in the applicable Service Agreement, there will be no charge or Fees payable by WaMu in respect of Supplier’s performance of its obligations pursuant to any Service Agreement.
10.2	Invoices.
(A)	Supplier will invoice the Fees under this Agreement as set forth in the applicable Service Agreement. All invoices will be denominated in United States dollars.

(B)	Supplier will provide invoices with varying degrees of detail as requested by WaMu.

(C)	Supplier may only include a charge on an invoice issued within *** after the date on which Supplier was entitled to invoice WaMu for that charge. WaMu will not be liable to pay any charge omitted from an invoice and not billed within *** after Supplier was entitled to invoice WaMu for that charge, and Supplier may not otherwise increase any invoice after it is submitted for any additional charge which was omitted from its invoice and not billed within *** after Supplier was entitled to invoice WaMu for that charge.
10.3	Time of Payment. Any undisputed sum due Supplier pursuant to a Service Agreement for which payment is not otherwise specified in such Service Agreement will be due and payable *** after receipt by WaMu of an invoice from Supplier.

10.4	Adjustments to Fees. ***.

10.5	Expenses. Except as expressly set forth in the applicable Service Agreement, all costs and expenses relating to the Services are included in the Fees and will not be charged to or reimbursed by WaMu. To the extent that any Service Agreement specifically identifies pass-through expenses to be paid by WaMu, ***.

10.6	Disputed Fees.
(A)	WaMu may withhold payment of any portion of an invoice which it disputes in good faith.

(B)	No later than *** after the date on which such withheld Fees or expenses are due, WaMu will provide Supplier with a statement specifying the portion of Fees or expenses being withheld and a reasonably detailed explanation of the reasons for withholding such Fees or expenses.

(C)	Whenever WaMu withholds payment of a disputed portion of any invoice, the Parties will negotiate expeditiously and in good faith to resolve any such disputes in accordance with Article 13 (Relationship Management). WaMu will pay all outstanding amounts as agreed in the dispute resolution process within *** following the conclusion of such process.

(D)	Payment disputes will not affect Supplier’s requirement to provide the Services in accordance with the Service Levels or any other Supplier obligation under this Agreement and the applicable Service Agreement.

(E)	Neither the failure to dispute any Fee or amounts prior to payment nor the failure to withhold any amount will constitute, operate or be construed as a waiver of any right WaMu may otherwise have to dispute any Fee or amount or recover any amount previously paid.
10.7	Unused Credits. Any unused credits against future payments (including Performance Credits and Deliverable Credits) owed to either Party by the other pursuant to this Agreement will be paid to the applicable Party within *** after the earlier of the expiration or termination of this Agreement or the applicable Service Agreement.
ARTICLE 11. TAXES.
(A)	WaMu will be liable for any sales or use tax or service tax imposed by any United States-based Governmental Authority arising from the performance or furnishing by Supplier of services or Supplier’s charges to WaMu under this Agreement. Such taxes will be invoiced by Supplier to WaMu for all Unites States-based taxing jurisdictions where Supplier is permitted or required by Law to collect such taxes unless WaMu provides a valid resale certificate or other documentation required under applicable Law to evidence tax exemption. Supplier invoices will separately state any charges that are subject to taxation and separately identify the tax jurisdiction and the amount of taxes invoiced therein. Supplier will assume any and all responsibility (including the payment of interest and penalty assessments levied by an applicable Governmental Authority) for failure to invoice, collect, or remit a tax.
(B)	Supplier will be responsible for any sales or use tax, service tax, value added tax, transfer tax, excise tax, tariff, duty or any other similar tax (1) imposed by any Governmental Authority other than those for which WaMu is responsible pursuant to subsection (A) of this Article, or (2) imposed with respect to any equipment, materials, goods or services acquired, used or consumed by Supplier in providing the Services to the WaMu Group.

(C)	Supplier will deliver to WaMu a completed and signed IRS Form W-9 within 15 days after the Agreement Date and from time to time thereafter as requested by WaMu.

(D)	Any taxes assessed, as determined by WaMu, on the provision of the Services for a particular site resulting from Supplier’s relocating or rerouting the delivery of Services for Supplier’s convenience to, from or through a location other than the Supplier Service Location expected to be used to provide the Services as of the Effective Date will be paid by WaMu and WaMu will receive a credit with respect to the Fees invoiced under this Agreement equal to such payments made pursuant to this subsection.

(E)	WaMu and Supplier will each be responsible for any franchise, privilege, income, gross receipts, or business activity taxes based upon its own gross or net income, net worth or business activities. Neither party will be responsible for any real or personal property taxes assessed on tangible or intangible property owned or leased by the other party. Without limiting the foregoing, if WaMu is required by Law to withhold from Fees payable to Supplier any taxes for which Supplier is responsible hereunder, WaMu may withhold such amounts and will not be required to provide a “gross up” or other similar additional payment to Supplier.

(F)	WaMu and Supplier will cooperate to segregate the Fees into the following separate payment streams: (1) those for taxable Services; (2) those for nontaxable Services; (3) those for which a sales, use or other similar tax has already been paid; and (4) those for which Supplier functions merely as a paying agent for WaMu in receiving goods, supplies or services (including leasing and licensing arrangements) that otherwise are nontaxable or have previously been subject to tax. In addition, each of WaMu and Supplier will reasonably cooperate with the other to more accurately determine a Party’s tax liability and to minimize such liability, to the extent legally permissible. Each of WaMu and Supplier will provide and make available to the other any resale certificates, information regarding out-of-state sales or use of equipment, materials or services, and any other exemption certificates or information requested by a Party.
ARTICLE 12. AUDITS.
12.1	Service Audits. Upon notice from WaMu, Supplier and Supplier Agents will provide WaMu, WaMu Agents and any regulators of WaMu (“WaMu Auditors”) with access to and any assistance that they may require with respect to the Supplier Service Locations and the Supplier Systems for the purpose of performing audits or inspections of the Services and the business of WaMu relating to the Services, including ***. If any audit by an WaMu Auditor results in Supplier being notified that Supplier or Supplier Agents are not in compliance with any Law, audit requirement or other requirement set forth in this Agreement, Supplier will, and will cause Supplier Agents to, promptly take actions to comply with such Law, audit requirement or other requirement.
12.2	Fees Audits. Upon notice from WaMu, Supplier will provide WaMu and WaMu Agents with access to such financial records and supporting documentation as may be requested by WaMu. WaMu and WaMu Agents may audit the Fees charged to WaMu to determine if such Fees are accurate and in accordance with this Agreement and the applicable Service Agreement.
(A)	***

(B)	***
12.3	Office of Thrift Supervision Audit Requirements. By entering into this Agreement, Supplier agrees that the Office of Thrift Supervision (“OTS”) will have the authority and responsibility provided by Section 5(d)(7)(D) of the Home Owners Loan Act, as amended, 12 U.S.C. §1464(d)(7)(D), relating to services performed by the contract or otherwise. Supplier will, at no charge, provide the OTS district director any district designated by WaMu with one copy, and WaMu with two copies, of the current Service Auditor’s Report (SAS 70), if and when such a review has been performed.

12.4	Supplier Audits.
(A)	Supplier will, as soon as practicable prior to each internal Supplier audit relating to the Services, advise WaMu of the scope of each such audit and will consider suggestions from WaMu as to the scope and any other matters raised by WaMu relating to the proposed audit.

(B)	Supplier will (1) make available to WaMu the sections of any independent audit or other report of Supplier’s or any Supplier Agent’s operations relating to the Services, except to the extent that any such report deals with Supplier’s costing structures (in which event information about Supplier’s cost structure will be redacted) and (2) promptly take corrective action to rectify (a) any error identified in any such report that could reasonably be expected to have an adverse impact on the Services and (b) any control deficiencies identified in the report.

(C)	At WaMu’s request, Supplier will, at WaMu’s cost, instruct Supplier external auditors:
(1)	to provide by December 31st of each Contract Year a report which is consistent with US GAAP and Statements of Auditing Standards on the control procedures used by Supplier in the performance of the Services, including specifically an assessment of whether (a) the control procedures were suitably designed to provide reasonable assurance that the stated internal control objectives of the system would be achieved if the procedures operated as designed and (b) the control procedures operated effectively and continuously at all times during the reporting period; and
(2)	provide a copy of the auditor’s reports to WaMu.
Without limiting Supplier’s obligations under this clause, if WaMu believes the cost of compliance is unreasonable, WaMu may notify Supplier and the Parties will discuss what is reasonable in the circumstances. Supplier will ensure that any audit firm engaged by Supplier is completely independent. Specifically, the auditor will not provide to Supplier or any Affiliate of Supplier any consulting services, including information technology, strategy, process improvement, tax, or human resources related consulting services.
12.5	*** on *** Management. Supplier will cause its *** to provide to WAMU on a *** basis a *** on the *** of Supplier's *** systems relating to the services. This declaration will confirm, on the basis of due and proper inquiry, that: This declaration will confirm, on the basis of due and proper inquiry, that:
(A)	*** have been identified that could *** of Supplier’s obligations under this Agreement;

(B)	*** have been established to *** such *** and such *** are operating effectively and are *** having regard to the *** they are designed to ***; and

(C)	*** that have been identified during the period have been *** and action has been taken to resolve them.
12.6	Record Retention.
(A)	Supplier will retain records and supporting documentation sufficient to document the Services and the Fees paid or payable by WaMu under this Agreement in accordance with WaMu’s then-current record retention procedures, as in effect from time to time.

(B)	If requested by a Governmental Authority, or by WaMu in compliance with a request to the WaMu Group from a Governmental Authority, Supplier will provide copies of any or all records related to the provision of the Services hereunder (1) to be delivered to a located as specified by the Governmental Authority or WaMu, as the case may be, (2) at Supplier’s expenses, and (3) within 10 business days after such request or such lesser period as may be specified in any request from such Governmental Authority.
12.7	Facilities. Supplier will provide to WaMu Auditors, on Supplier’s premises (or, if the audit is being performed of a Supplier Agent, the Supplier Agent’s premises if necessary), space, office furnishings (including lockable cabinets), telephone and facsimile services, utilities and office-related equipment and duplicating services as such WaMu Auditors may reasonably require to perform the audits described in this Article.

ARTICLE 13. RELATIONSHIP MANAGEMENT.
13.1	Governance Guidelines and Principles. Governance of the Parties’ relationship pursuant to this Agreement will follow the guidelines and principles set out in Schedule 6 (Governance), as such guidelines and principles are amended or supplemented by the Parties from time to time during the Term.

13.2	Responsibilities. Each of WaMu and Supplier will make management decisions in a timely manner and perform its responsibilities set forth in this Agreement.

13.3	WaMu Appointments. WaMu will appoint a WaMu Relationship Manager to manage the operation of this Agreement, in accordance with its terms, for WaMu. Wherever WaMu’s approval is required under this Agreement, WaMu will only give that approval through the WaMu Relationship Manager or a duly authorized delegate of the WaMu Relationship Manager, except as contemplated by this Article or Schedule 6 (Governance). Supplier agrees that it will not rely on the apparent or ostensible authority of any other WaMu personnel in relation to this Agreement, except as contemplated by this Article or Schedule 6.

13.4	Supplier Appointments. Supplier will appoint:
(A)	a Supplier Relationship Manager to manage the operation of this Agreement, in accordance with its terms, for Supplier. Wherever Supplier’s approval is required under this Agreement, Supplier will only give that approval through Supplier Relationship Manager or a duly authorized delegate of Supplier Relationship Manager, except as contemplated by this Article or Schedule 6 (Governance). WaMu agrees that it will not rely on the apparent or ostensible authority of any other Personnel of Supplier in relation to this Agreement, except as contemplated by this Article or Schedule 6. Supplier will ensure that Supplier Relationship Manager is the single point of contact for WaMu for the purposes of this Agreement, has the authority and will be given the responsibility to perform for Supplier each of the tasks referred to in Section 13.5 (Role of Relationship Managers) and is a full-time employee of Supplier; and

(B)	an Operational Executive for this Agreement or, if requested by WaMu, for each Service Agreement to manage day-to-day operations.
13.5	Role of Relationship Managers. The Relationship Managers (A) will meet at times as set forth in Schedule 6 (Governance) or as otherwise agreed by the Parties, (B) will review and discuss reports submitted by Supplier, proposed changes to the Services or any part of this Agreement, any audit or benchmarking exercises, the status of individual existing or planned projects and financial performance; (C) as contemplated by Schedule 6, will prepare a monthly executive summary report for WaMu and Supplier reviewing Supplier’s performance of the Services, (D) may raise any issues of concern or interest relating to this Agreement and (E) will work in good faith to resolve any issues of concern in accordance with the procedures as set forth in Schedule 6 and, if they are unable to resolve them, refer the matter to senior management for resolution in accordance with Section 13.7 (Executive Level Meeting).
13.6	Escalation Procedure for Relationship Issues. The Parties will follow the escalation procedure set out in Schedule 6 (Governance) to resolve any issues concerning this Agreement.

13.7	Executive Level Meeting.
(A)	WaMu will have the right to convene a meeting, at WaMu’s offices, or telephonically or via video conference if travel arrangements may not be reasonably made within 48 hours, with the Chief Executive Officer of Supplier upon the occurrence of the following events (an “Executive Level Meeting”):
(1)	any customer satisfaction surveys described in Section 5.9 (Satisfaction Surveys) is below the minimum acceptable level set forth in the applicable Service Agreement;

(2)	Supplier fails to meet the Mission Critical Service Levels (as specified in or the applicable Service Agreement);

(3)	Supplier fails to meet the Services Levels for any other Services for any three months out of any rolling six-month period; or

(4)	Supplier refuses to provide, or materially fails to provide, Termination Assistance Services in accordance with Article 22 (Termination Assistance).
(B)	Any Executive Level Meeting will take place within 48 hours of notice by WaMu to Supplier that it is invoking this clause.
13.8	Aligning Project Staff with WaMu Objectives. A significant portion of the *** for each of the Key Personnel, including Supplier Operations Executive and Supplier Relationship Manager, will be based upon mutually agreed alignment with, and achievement of, WaMu’s satisfaction with Supplier’s performance of the Services as such satisfaction will be determined in accordance with Section 5.9 (Satisfaction Surveys).

13.9	Continuity of Services. Supplier acknowledges that the timely and complete performance of its obligations, and WaMu acknowledges that the timely and complete performance of its operational obligations, pursuant to this Agreement and any Service Agreement is critical to the business and operations of WaMu. Accordingly, in the event of a dispute between WaMu and Supplier, subject to Section 10.6 (Disputed Fees), whether or not such dispute arises from WaMu withholding payments to Supplier, each Party will continue to perform its obligations under this Agreement and each Service Agreement in good faith during the resolution of such dispute unless and until this Agreement or the applicable Service Agreement is terminated in accordance with its terms.

13.10	Management Procedures Manual. Within the later of *** after the Service Agreement Effective Date or *** after the first date Services go into production for each Service Agreement, Supplier will create and deliver to WaMu, in the form and scope agreed upon by WaMu and Supplier, a management procedures manual (the “Management Procedures Manual”) in respect of the Services to be performed pursuant to such Service Agreement. Supplier will periodically prepare and provide to WaMu updates to such Management Procedures Manual to reflect any changes in the procedures described therein as soon as practicable after such changes are made; provided that any changes to the form and scope of the Management Procedures Manual will be agreed upon by WaMu and Supplier. Supplier will update the Management Procedures Manual to address changes to the Services under such Service Agreement adopted through the Change Control Procedures. The Management Procedures Manual will contain, without limitation, a description of how Supplier will deliver the Services, procedures for interaction and communications between Supplier and WaMu, problem management and escalation procedures, prioritization procedures and the WaMu policies and procedures with which Supplier will comply.
ARTICLE 14. CONTRACT MANAGEMENT.
14.1	Scope of this Article. Changes to the Services or the way in which the Services are performed that are required by a provision of this Agreement or are subject to the Change Control Procedures in Schedule 6 (Governance) are not subject to this Article. This Article applies to any other proposed change to this Agreement or its Schedules or any Service Agreement and applies in addition to:
(A)	any change procedure to which the parties have agreed in the Management Procedures Manual; or
(B)	any other Section in this Agreement that describes how a change may be made.
14.2	Change Proposal. In addition to any other express right specified elsewhere in this Agreement, a party (the “Requesting Party”) may, at any time during the Term, request changes to any part of this Agreement by giving an “Agreement Change Proposal” to the other party (the “Receiving Party”). Each Agreement Change Proposal will be individually sequentially numbered and provide the following details:
(A)	the party requesting the change;

(B)	a complete description of the proposed change;

(C)	the reason for issuing the Agreement Change Proposal;

(D)	any price impact of the change if any (if Supplier is preparing the Agreement Change Proposal); and

(E)	any required date by which the proposed change will be made.

14.3	Acceptance. The Receiving Party will, after receiving an Agreement Change Proposal, promptly notify the Requesting Party that it:
(A)	accepts the Agreement Change Proposal, in which case and subject to Section 14.6 (Delegation of Authority), the WaMu Relationship Manager and the Supplier Relationship Manager will sign and date the Agreement Change Proposal and the Agreement Change Proposal will amend and form part of this Agreement;

(B)	wishes to negotiate the Agreement Change Proposal, in which case the parties will negotiate the Agreement Change Proposal until the Receiving Party either accepts or rejects the Agreement Change Proposal; or

(C)	rejects the Agreement Change Proposal, in which case the Agreement will continue unchanged.
14.4	Costs. Each party will bear its own costs of complying with this Article.

14.5	Effect. Once signed by each party in the manner set forth in Section 14.6 (Delegation of Authority), an Agreement Change Proposal will amend, and form part of, this Agreement.

14.6	Delegation of Authority. Any Agreement Change Proposal that amends the Articles or Sections of this Agreement or of any Service Agreement will be executed in the same manner as this Agreement. The WaMu Relationship Manager and the Supplier Relationship Manager may sign any Agreement Change Proposal that amends the Schedules to this Agreement or any other document forming part of this Agreement.

14.7	Exclusive Procedure. Except as otherwise provided in this Agreement, this Agreement may only be amended in accordance with the amendments procedure set forth in this Article.
ARTICLE 15. PROPRIETARY RIGHTS.
15.1	WaMu Software.
(A)	As between the Parties, WaMu is the exclusive owner of WaMu Software and Supplier will have no rights or interests in the WaMu Software except as set forth in this Agreement.

(B)	WaMu hereby grants to Supplier, during the Term and the Termination Assistance Period and solely to provide the Services, a non-exclusive, non-transferable, limited right to have access to and (1) Use the WaMu Proprietary Software, (2) Use, to the extent permissible under the applicable third party agreements, the WaMu Third Party Software and (3) Use, to the extent permissible under the applicable third party agreements, any Related Documentation in WaMu’s possession on or after the Effective Date. Supplier may sublicense, to the extent permissible under the applicable third party agreements, to Supplier Agents the right to have access to and Use the WaMu Software solely to provide those

Services that such Supplier Agents are responsible for providing. As to each Service Agreement taken separately, the scope of the foregoing license is limited, to the WaMu Software and Tools required to provide Services under that Service Agreement and expires on termination of that Service Agreement or, if applicable, the Termination Assistance Period.
15.2	Software and Tools.
(A)	As between the Parties, Supplier is the exclusive owner of the Supplier Software and Supplier Tools and WaMu Group Companies will have no rights or interests in the Supplier Software or Supplier Tools except as set forth in this Agreement.

(B)	For each Service Agreement, WaMu will have the right to approve any Software or Tools prior to Supplier’s use of such Software or Tools to provide the Services under such Service Agreement. Each Service Agreement will set forth any Supplier Software and any Tools that Supplier will use to provide the Services as of the applicable Service Agreement Effective Date. WaMu may withhold its approval in respect of any Software or Tool if Supplier does not have the right to grant the rights described in subsection (C) or subsection (D) of this Section.

(C)	While each Service Agreement is in effect and, if applicable, during the Termination Assistance Period, Supplier will provide WaMu with access to the Supplier Software or any Supplier Tools as necessary or appropriate to enable WaMu to perform its operations responsibilities under such Service Agreement.
15.3	Work Product. Work Product will be owned by WaMu. WaMu will have all right, title and interest, including worldwide ownership of copyright and patent, in and to the Work Product and all copies made from them. Supplier hereby irrevocably assigns, transfers and conveys, and will cause Supplier Agents to assign, transfer and convey, to WaMu without further consideration all of its and their right, title and interest in and to such Work Product, including all rights of patent, copyright, trade secret or other proprietary rights in such materials. Supplier acknowledges, and will cause Supplier Agents to acknowledge, that WaMu and the successors and permitted assigns of WaMu will have the right to obtain and hold in their own name any intellectual property rights in and to such Work Product. Supplier agrees to execute, and will cause Supplier Agents to execute, any documents or take any other actions as may reasonably be necessary, or as WaMu may reasonably request, to perfect WaMu’s ownership of any such Work Product. Supplier shall, however, own all rights, title and interests, including worldwide intellectual property ownership in and to all Pre-Existing Materials and any improvements, enhancement, derivatives, extensions thereof and the like.
15.4	Pre-Existing Materials.
(A)	Supplier will not incorporate any Pre-Existing Materials in any Work Product without the prior approval of WaMu. Such approval as to any Service Agreement will not constitute approval as to such incorporation for any other Service Agreement.

(B)	Supplier hereby grants (and will ensure that Supplier Agents, as applicable, grant) to WaMu and each member of the WaMu Group a perpetual, royalty-free, non-exclusive, enterprise-wide, license to Use, and to grant sub-licenses for the Use of any Pre-Existing Materials of Supplier (or Supplier Agents, as applicable) embedded or incorporated in any Work Product.
15.5	Interface Information. During the Term of this Agreement, Supplier will provide WaMu with appropriate interface information to enable WaMu to develop or replace any Software that is not commercially available. After the termination or expiration of each Service Agreement, Supplier will provide WaMu with appropriate interface information to enable WaMu to develop or replace any Supplier Software if necessary for WaMu to exercise any of the rights granted to it under such Service Agreement.

15.6	Residual Information. Without limiting a Party’s obligations under Article 17 (Confidentiality), each Party will be permitted to use Residual Information except to the extent that such use would infringe or misappropriate any intellectual property rights of the other Party.
ARTICLE 16. DATA.
16.1	Ownership of WaMu Data. All WaMu Data is, or will be, and will remain the property of WaMu. Without WaMu’s approval (in its sole discretion), WaMu Data will not be, (A) used by Supplier or Supplier Agents other than in connection with providing the Services, (B) disclosed, sold, assigned, leased or otherwise provided to third parties by Supplier or Supplier Agents or (C) commercially exploited by or on behalf of Supplier or Supplier Agents. Supplier hereby irrevocably assigns, transfers and conveys, and will cause Supplier Agents to assign, transfer and convey, to WaMu without further consideration all of its and their right, title and interest in and to WaMu Data. Upon request by WaMu, Supplier will execute and deliver, and will cause Supplier Agents to execute and deliver, any documents that may be necessary or desirable under any Law to preserve, or enable WaMu to enforce, its rights with respect to WaMu Data.

16.2	Return of Data. Subject to any specific data or file retention obligations set forth in the applicable Service Agreement, upon request by WaMu at any time during the Term and upon expiration or termination of this Agreement, Supplier will (A) promptly return to WaMu, in the format and on the media requested by WaMu, all or any part of WaMu Data and (B) erase or destroy all or any part of WaMu Data in Supplier’s possession, in each case to the extent so requested by WaMu.
ARTICLE 17. CONFIDENTIALITY.
17.1	Use and Disclosure. All Confidential Information relating to a Party will be held in confidence by the other Party to the same extent and with at least the same degree of care as such Party protects its own confidential or proprietary information of like kind and import, but in no event using less than a reasonable degree of care. Neither Party will disclose, duplicate, publish, release, transfer or otherwise make available Confidential Information of the other Party in any form to, or for the use or benefit of, any person or entity without the other Party’s consent. Each Party will, however, be permitted to disclose relevant aspects of the other Party’s Confidential Information to its officers, agents, subcontractors and employees to the extent that such disclosure is reasonably necessary for the performance of its duties and obligations under this Agreement and such disclosure is not prohibited by the Gramm-Leach-Bliley Act of 1999 (15 U.S.C. 6801 et seq.), as it may be amended from time to time (the “GLB Act”), the regulations promulgated thereunder or other applicable Law. Each Party will establish commercially reasonable controls to ensure that the confidentiality of the Confidential Information and to ensure that the Confidential Information is not disclosed contrary to the provisions of this Agreement, the GLB Act or any other applicable privacy Law. Without limiting the foregoing, each Party will implement such physical and other security measures as are necessary to (A) ensure the security and confidentiality of the Confidential Information (B) protect against any threats or hazards to the security and integrity of the Confidential Information and (C) protect against any unauthorized access to or use of the Confidential Information. The Parties will, at a minimum, establish and maintain such data security program as is necessary to meet the objectives of the Interagency Guidelines Establishing Standards for Safeguarding Customer Information as set forth in the Code of Federal Regulations at 12 C.F.R. Parts 30, 208, 211, 225, 263, 308, 364, 568 and 570. To the extent that any duties and responsibilities under this Agreement are delegated to an agent or other subcontractor, the Party ensures that such agents and subcontractor adhere to the same requirements. Each Party will have the right, during regular office hours and upon reasonable notice, to audit the other Party to ensure compliance with the terms of the GLB Act and other privacy Laws.
17.2	Required Disclosure. In the event that either Party or an agent of either Party is requested or required by any Governmental Authority, whether by oral question, interrogatories, requests for information or documents, subpoenas, civil investigation or similar process, to disclose any of the Confidential Information of the other Party, such Party will provide the other Party with prompt notice of such requests so that the other Party may seek an appropriate protective order or similar relief, or if appropriate, waive compliance with the provisions of this Article. Such Party will use all commercially reasonable efforts to obtain, or assist the other Party in obtaining, such a protective order or relief.

17.3	GLB Act. If the GLB Act, the regulations promulgated thereunder or other applicable Law now or hereafter in effect imposes a higher standard of confidentiality to the Confidential Information, such standard will prevail over the provisions of this Article.

17.4	Unauthorized Acts. Without limiting either Party’s rights in respect of a breach of this Article, each Party will:
(A)	promptly notify the other Party of any unauthorized possession, use or knowledge, or attempt thereof, of the other Party’s Confidential Information by any person or entity that may become known to such Party;

(B)	promptly furnish to the other Party full details of the unauthorized possession, use or knowledge, or attempt thereof, and assist the other Party in investigating or preventing the recurrence of any unauthorized possession, use or knowledge, or attempt thereof, of Confidential Information;
(C)	cooperate with the other Party in any litigation and investigation against third parties deemed necessary by the other Party to protect its proprietary rights to the extent such litigation or investigation relates to the Services; and

(D)	promptly use its commercially reasonable best efforts to prevent a recurrence of any such unauthorized possession, use or knowledge, or attempt thereof, of Confidential Information.
Each Party will bear the cost it incurs as a result of compliance with this Section.
17.5	Return of Confidential Information. Upon expiration or termination of this Agreement, each Party will (A) promptly return to the other Party all of the Confidential Information of the other Party and (B) erase or destroy all of the Confidential Information of the other Party in its possession, except, with respect to WaMu, such Confidential Information of Supplier contained in any Supplier Software licensed to WaMu after such expiration or termination.
ARTICLE 18. REPRESENTATIONS.
18.1	By WaMu. WaMu represents that as of the Agreement Date:
(A)	WaMu is a corporation duly incorporated, validly existing and in good standing under the Laws of Washington;

(B)	WaMu has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement;

(C)	the execution, delivery and performance of this Agreement by WaMu (1) has been duly authorized by WaMu and (2) will not conflict with, result in a breach of or constitute a default under any other agreement to which WaMu is a party or by which WaMu is bound;

(D)	WaMu is duly licensed, authorized or qualified to do business and is in good standing in every jurisdiction in which a license, authorization or qualification is required for the ownership or leasing of its assets or the transaction of business of the character transacted by it, except where the failure to be so licensed, authorized or qualified would not have a material adverse effect on WaMu’s ability to fulfill its obligations under this Agreement; and

(E)	there is no outstanding litigation, arbitrated matter or other dispute to which WaMu is a party which, if decided unfavorably to WaMu, would reasonably be expected to have a material adverse effect on Supplier’s or WaMu’s ability to fulfill their respective obligations under this Agreement.
18.2	By Supplier. Supplier represents that as of the Agreement Date:

(A)	Supplier is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware;

(B)	Supplier has all requisite power and authority to execute, deliver and perform its obligations under this Agreement;

(C)	the execution, delivery and performance of this Agreement by Supplier (1) has been duly authorized by Supplier and (2) will not conflict with, result in a breach of or constitute a default under any other agreement to which Supplier is a party or by which Supplier is bound;

(D)	Supplier is duly licensed, authorized or qualified to do business and is in good standing in every jurisdiction in which a license, authorization or qualification is required for the ownership or leasing of its assets or the transaction of business of the character transacted by it, except where the failure to be so licensed, authorized or qualified would not have a material adverse effect on Supplier’s ability to fulfill its obligations under this Agreement;

(E)	Supplier is the owner of the Supplier Software and has the authority to grant the licenses to be granted hereunder, free and clear of any liens, restrictions, claims, charges, security interests or any other encumbrances;

(F)	the Supplier Software complies with all Laws applicable to such Software;

(G)	the Supplier Software operates in conformance with the specifications set forth in the Related Documentation;

(H)	the Supplier Software, the Supplier Tools and the Supplier Machines do not infringe upon or misappropriate the proprietary rights of any third party;

(I)	there is no claim or proceeding pending or threatened alleging that any of the Supplier Software, the Supplier Tools or the Supplier Machines infringes or misappropriates the proprietary rights of any third party;

(J)	there is no outstanding litigation, arbitrated matter or other dispute to which Supplier is a party which, if decided unfavorably to Supplier, would reasonably be expected to have a material adverse effect on WaMu’s or Supplier’s ability to fulfill their respective obligations under this Agreement; and

(K)	there is no code in the Supplier Software or Supplier Tools that would have the effect of disabling or otherwise shutting down all or any portion of the Services or any such Software or Tools.
ARTICLE 19. WARRANTIES AND ADDITIONAL COVENANTS.
19.1	By WaMu. WaMu warrants to and covenants with Supplier that during the Term and the Termination Assistance Period:

(A)	WaMu will comply with all Laws applicable to it in connection with its obligations under this Agreement;

(B)	WaMu will be responsible for any fines and penalties arising from any noncompliance by WaMu or WaMu Agents with any Law relating to WaMu’s use of the Services unless (1) such noncompliance was caused by Supplier or (2) such noncompliance was related to a change in such Law and Supplier failed to notify WaMu in a timely manner of such change in accordance with subsection (C) of Section 19.2 (By Supplier);

(C)	WaMu will ensure that no viruses or similar items are coded or introduced into the Supplier Systems from the WaMu Systems. WaMu agrees that, in the event a virus or similar item is found to have been introduced into the Supplier Systems from the WaMu Systems, WaMu will assist Supplier in reducing the effects of the virus or similar item and, if the virus or similar item causes a loss of operational efficiency or loss of data or creates a security risk, to assist Supplier to the same extent to mitigate and restore such losses and mitigate such risk; and

(D)	except as otherwise provided in this Agreement, WaMu will obtain all applicable permits and licenses, including the WaMu Governmental Approvals and the WaMu Consents, required of WaMu in connection with its obligations under this Agreement.
19.2	By Supplier. Supplier warrants to and covenants with WaMu that during the Term and the Termination Assistance Period:
(A)	Supplier will comply with all Laws applicable to it and to its performance of the Services under this Agreement;

(B)	the Supplier Software will comply with all Laws applicable to such Software;

(C)	Supplier will promptly identify and notify WaMu of *** that relate to Supplier’s performance of the Services or WaMu’s use of the Services or the Supplier Software;

(D)	if any change in Law prevents Supplier from performing its obligations under this Agreement, Supplier will develop and, upon *** implement a suitable workaround until such time as Supplier can perform its obligations under this Agreement without such workaround, provided, however, that if such workaround results *** in the *** to *** under this Agreement, then WaMu will have the right to terminate the applicable Services Agreement or the affected portion of the services thereunder, in which case Section 20.4 (Termination by WaMu for Cause) (including the Default Cure Period) will not apply, and, upon the implementation of such workaround, the Parties will negotiate and implement an equitable adjustment to the applicable Fees;

(E)	Supplier will be responsible for any *** and *** arising from any noncompliance with any Law relating to the delivery or use of the Services except as set forth in subsection (B) of Section 19.1 (By WaMu);

(F)	Supplier will obtain, maintain and comply with all applicable permits and licenses, including Supplier Governmental Approvals and the Supplier Consents, required of Supplier in connection with its obligations under this Agreement and will comply with the WaMu Consents as applicable to Supplier’s performance of the Services;

(G)	the Supplier Software will operate in conformance with the specifications set forth in the Related Documentation;

(H)	none of the Services, the Work Product, the Supplier Software, the Supplier Tools or the Supplier Machines will infringe upon or misappropriate the proprietary rights of any third party;

(I)	in addition to performing the Services in accordance with the Service Levels, all Deliverables delivered pursuant to this Agreement will conform in all material respects to the design specifications or other parameters contained in the relevant documents with respect to any such Work Product or other Deliverable and Supplier will correct any non-conformance of the relevant Work Product or Deliverable (and redeliver such corrected Work Product or Deliverable) as soon as possible using dedicated, appropriate resources, which resources will not be charged to WaMu, and with no *** on the performance of other Services;

(J)	Supplier will ensure that no viruses or similar items are coded or introduced into the Supplier Systems or the WaMu Systems. Supplier agrees that, in the event a virus or similar item is found to have been introduced into the Supplier Systems or the WaMu Systems, Supplier will assist WaMu in reducing the effects of the virus or similar item and, if the virus or similar item causes a loss of operational efficiency or loss of data or creates a security risk, to assist WaMu to the same extent to mitigate and restore such losses and mitigate such risk;

(K)	without the consent of WaMu, Supplier will not insert into (1) WaMu Software, (2) Supplier Software or Supplier Tools which WaMu has the right to access or use or (3) the Software or Tools used to provide the Services any code that would have the effect of disabling or otherwise shutting down all or any portion of the Services or any such Software or Tools. Supplier further represents and warrants that, with respect to any disabling code that may be part of (a) the Supplier Software or Supplier Tools which WaMu has the right to access or use or (b) the Software or Tools used to provide the Services, Supplier will not invoke such disabling code at any time, including upon expiration or termination of this Agreement, without WaMu’s consent;

(L)	Supplier will perform the Services, and develop the Deliverables, in accordance with applicable professional standards in the business process outsourcing industry;

(M)	Supplier will ***, and in response to relevant changes in technology, changes in the sensitivity of WaMu’s Confidential Information, and internal and external threats to information security. Supplier will notify WaMu by email and facsimile to the WaMu representative and WaMu’s General Counsel, at the addresses set forth in Section 26.2 (Notices) within 24 hours after (1) any security breach of any part of the Services; or material unauthorized possession, use, or knowledge, or attempt thereof, of the WaMu Data, data-processing files, transmission messages or other Confidential Information by any person or entity that is or may become known; (2) the effect of such; and (3) the corrective action taken in response thereto; and
(N)	as necessary from time to time and upon request by WaMu, Supplier will promptly take *** all necessary and appropriate actions to police compliance with and enforce its agreement with Project Staff, Supplier Agents and other third parties to the extent necessary to prevent or remedy breaches or potential breaches of Supplier’s obligations under this Agreement.
19.3	DISCLAIMER. EXCEPT AS EXPRESSLY SPECIFIED IN THIS AGREEMENT OR, AS TO EACH SERVICE AGREEMENT, IN SUCH SERVICE AGREEMENT ONLY:
(A)	WAMU MAKES NO OTHER REPRESENTATIONS OR WARRANTIES WITH RESPECT TO THE WAMU CONTENT, THE WAMU DATA, THE WAMU RESOURCES, THE WAMU SOFTWARE OR THE WAMU SYSTEMS AND EXPLICITLY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A SPECIFIC PURPOSE.

(B)	SUPPLIER MAKES NO OTHER REPRESENTATIONS OR WARRANTIES WITH RESPECT TO THE SERVICES, THE SUPPLIER PORTAL, THE SUPPLIER SYSTEMS OR THE SUPPLIER TOOLS AND EXPLICITLY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A SPECIFIC PURPOSE.
ARTICLE 20. TERMINATION.
20.1	Termination for Convenience. Effective as of any time after the Effective Date, WaMu may terminate for convenience:
(A)	any Service Agreement by giving Supplier at least *** notice of such termination; and
(B)	this Agreement and all Service Agreements then in effect by giving Supplier at least *** notice of the termination.
20.2	Termination for *** of ***. In the event of a *** of ***, WaMu may terminate this Agreement and all Service Agreements then in effect by giving Supplier notice of such termination within *** after the effective date of such Change in Control, such termination to be effective no earlier than *** after the date of the termination notice.

20.3	Termination for ***. In the event of a *** of *** WaMu may terminate this Agreement and all Service Agreements then in effect by giving Supplier notice of such termination within *** after the effective date of such Change in Control, such termination to be effective no earlier than *** after the date of the termination notice.

20.4	Termination by WaMu for Cause. If Supplier defaults in the performance of any of its material obligations (or repeatedly defaults in the performance of any of its other obligations) under this Agreement, and does not cure such default within the Default Cure Period, then WaMu may, by giving notice to Supplier, terminate the Service Agreements affected by such defaults, or this Agreement and all Service Agreements then in effect, as of the termination date specified in the notice of termination.
20.5	Termination for Adverse Financial Condition. WaMu may terminate this Agreement and all Service Agreements then in effect, by giving notice to Supplier, if:
(A)	the *** score for Supplier as calculated by *** risk monitoring tool is more than *** (***) *** the United States provider of market-based quantitative credit risk products having its headquarters in San Francisco, California. If *** ceases to publish *** scores, then WaMu and Supplier will agree upon another comparable risk monitoring tool published by *** or upon a comparable measure used by a comparable service mutually agreed upon by WaMu and Supplier.

(B)	WaMu, or a WaMu Group Company receiving the Services, is determined by a Governmental Authority to be troubled pursuant to the Code of Federal Regulations at 12 C.F.R. Part 563.555.
20.6	Termination by or upon Request of a Governmental Authority. This Agreement and all Service Agreements then in effect, or one or more Service Agreements, may be terminated (A) by a Governmental Authority with jurisdiction over WaMu or a WaMu Group Company, or (B) by WaMu or its successor in interest at the direction of a Governmental Authority, by giving Supplier *** notice of such termination.

20.7	Termination by Supplier for Cause. If WaMu fails to make undisputed payments due to Supplier under one or more Service Agreements and does not cure such default within the Default Cure Period, then Supplier may, by giving notice to WaMu, terminate this Agreement and all Service Agreements as of the termination date specified in the notice of termination.

20.8	Termination for Insolvency Event. Subject to applicable Law, either Party may, by giving notice to the other Party, terminate this Agreement and all Service Agreements upon the occurrence of an Insolvency Event in respect of the other Party.

20.9	Other Terminations. In addition to the provisions of this Article, this Agreement, one or more Service Agreements or the applicable component of the Services thereunder may be terminated as provided in subsection (E) of Section 5.6 (Performance Credits), Section 8.1 (Disaster Recovery Plan), Section 8.3 (Alternate Source) and subsection (D) of Section 19.2 (By Supplier).
ARTICLE 21. ***.
21.1	Calculation of ***. Any *** that would be payable to Supplier if a Service Agreement is terminated pursuant to any of Section 20.1 (Termination for Convenience), Section 20.2 (Termination for Change in Control of WaMu), subsection (B) of Section 20.5 (Termination for Adverse Financial Condition), Section 20.6 (Termination by or upon Request of a Governmental Authority), Section 20.7 (Termination by Supplier for Cause), or 20.9 (to the extent WaMu terminates pursuant to Section 19.2(D)) will be set forth in the applicable Service Agreement. Any *** payable in accordance with this Article will be due and payable on the End Date for such Service Agreement.

21.2	Termination Fee. Except for (a) ***, if any, pursuant to Section 21.1 (Calculation of ***), and (b) any other fees set forth in the applicable Service Agreement, no termination fee or other amounts will be payable by WaMu in connection with the termination of this Agreement or any Service Agreement.
ARTICLE 22. TERMINATION ASSISTANCE.
22.1	Termination Assistance Services.
(A)	Supplier will, within *** after completion of the Transition with respect to each Service Agreement (or, if there is no Transition, within *** after the Service Agreement Effective Date), provide to WaMu for its approval a draft plan for the disengagement and transfer of the Services under such Service Agreement upon the expiration, termination *** of such Services (each, a “Disengagement Plan”) *** Once approved, the document will be the Disengagement Plan for the purposes of this Article. Supplier will ensure that the Disengagement Plan:
(1)	be consistent (where appropriate) with the Transition Plan for the relevant Service Agreement;

(2)	specifies Supplier Key Personnel and other resources that will be used to perform Termination Assistance Services;

(3)	provides an estimate of incremental Fees for the additional resources requires to provide the Termination Assistance Services;

(4)	specifies substantially all things necessary to carry out the Termination Assistance Services as efficiently as reasonably possible; and

(5)	sets out a timetable and process for effecting Termination Assistance Services that will enable WaMu to have completed disengagement as quickly as reasonably possible without materially disrupting the quality of the Services and without limiting Supplier’s obligation to meet the Service Levels during the Termination Assistance Period.
(B)	Supplier will keep each Disengagement Plan up to date during the Term by updating each Disengagement Plan, from time to time, during the Term as necessary to take into account changes to the Services under the appropriate Service Agreement and submitting such updates to WaMu for approval. Upon approval such updates will be incorporated into each Disengagement Plan.

(C)	Supplier will, upon the expiration, termination *** of this Agreement or any Service Agreement, provide, in addition to the Services, the Termination Assistance Services in accordance with the applicable Disengagement Plan. The Termination Assistance Services will be provided at the rates set forth in the applicable Service Agreement or, if the applicable rates are not set forth in such Service Agreement, at Supplier’s rates then in effect for such services immediately prior to the expiration or termination of this Agreement or applicable

Service Agreement, or the *** of a portion of the Services, except to the extent that resources included in the Fees being paid by WaMu to Supplier after such expiration, termination, *** can be used to provide the Termination Assistance Services; provided that, if this Agreement has been terminated by Supplier under Section 20.7 (Termination by Supplier for Cause) due to nonpayment by WaMu, the Supplier *** for such Termination Assistance Services.
(D)	The quality and level of performance of the applicable Services during the Termination Assistance Period will not be degraded as compared to the quality and level of performance of such Services prior to such Termination Assistance Period. After the expiration of the Termination Assistance Period, Supplier will (1) answer questions from WaMu regarding the terminated *** Services on an “as needed” basis at Supplier’s then standard billing rates and (2) deliver to WaMu any remaining WaMu-owned reports and documentation relating to the terminated, *** Services still in Supplier’s possession.
22.2	Exit Rights. As to each Service Agreement, upon the later of (A) the expiration or termination of such Service Agreement and (B) the last day of any Termination Assistance Period for such Services (as to such Service Agreement, the “End Date”):
(A)	The rights (if any) granted herein or in such Service Agreement to Supplier and Supplier Agents with respect to Software or intellectual property covered by such Service Agreement will immediately terminate and Supplier will, and will cause Supplier Agents to, (1) deliver to WaMu, at no cost to WaMu, a current copy of the WaMu Software in the form in use as of the End Date and (2) destroy or erase all other copies of the WaMu Software in Supplier’s or Supplier Agents’ possession. Supplier will, upon WaMu’s request, certify to WaMu that all such copies have been destroyed or erased.
(B)	If and to the extent this Agreement or the applicable Service Agreement gives WaMu license rights therein upon expiration or termination of such Service Agreement, Supplier will deliver to WaMu a copy of such (1) Supplier Software and (2) Tools, in the form in use as of the End Date, to which WaMu has such rights.
(C)	Supplier will deliver to WaMu a copy of the Work Product, in the form in use as of the End Date.
22.3	Continuity of Project Staff.
(A)	Upon the delivery of a notice of intent to terminate this Agreement or any Service Agreement, Supplier will not terminate, reassign or otherwise remove any Key Personnel from the Project Staff until the day on which such termination is effective or the last day of any Termination Assistance Period, whichever is later.
(B)	Upon a determination by WaMu that the term of any Service Agreement will not be extended in accordance with the applicable renewal terms thereof, Supplier will not terminate, reassign or otherwise remove any Key Personnel under such

Service Agreement from the Project Staff until the day on which such termination is effective or the last day of any Termination Assistance Period, whichever is later.
(C)	Upon a termination or expiration of a Service Agreement, WaMu’s rights and Supplier’s obligations, if any, with respect to WaMu’s solicitation and hiring of then-current members of the Project Staff providing Services under such Service Agreement will be as set forth in the such Service Agreement.
22.4	Termination Assistance upon ***. Where there is an *** pursuant to Section 3.3 (***), then Section 22.2 (Exit Rights) and Section 22.3 (Continuity of Project Staff) will apply only in relation to those resources and other items referred to in Section 22.2 (“Affected Resources”), and those Affected Project Staff Members, which are associated with the Services to ***. As soon as practicable after WaMu exercises its rights to ***, Supplier will notify WaMu if any such Affected Resources, or any such Affected Project Staff Members, are necessary for the provision of the remaining Services and cannot be duplicated; whereupon WaMu and Supplier will agree upon an appropriate allocation of such Affected Resources and Affected Project Staff Members.
ARTICLE 23. INDEMNITIES.
23.1	Indemnities by WaMu. WaMu will indemnify Supplier from, and defend and hold Supplier harmless from and against, any Losses suffered, incurred or sustained by Supplier or to which Supplier becomes subject, resulting from, arising out of or relating to any claim:
(A)	that the WaMu Proprietary Software infringes upon or misappropriates the proprietary or other rights of any third party (except as may have been caused by a modification by Supplier or Supplier Agents);

(B)	relating to a breach of any of the covenants in Section 19.1 (By WaMu);

(C)	relating to any amounts, including taxes, interest and penalties, assessed against Supplier that are the obligation of WaMu pursuant to Article 11 (Taxes); and

(D)	relating to personal injury (including death) or property loss or damage resulting from WaMu’s or WaMu Agents’ acts or omissions.
WaMu will indemnify Supplier from any costs and expenses incurred in connection with the enforcement of this Section.

23.2	Indemnities by Supplier. Supplier will indemnify WaMu from, and defend and hold WaMu and its Affiliates harmless from and against, any Losses suffered, incurred or sustained by WaMu or its Affiliates or to which WaMu or its Affiliates become subject, resulting from, arising out of or relating to any third party claim:
(A)	that the Services, the Work Product, the Supplier Software, the Supplier Tools, the Supplier Machines, any enhancements or modifications to the WaMu Software performed by Supplier or Supplier Agents or any other resources or items provided to WaMu by Supplier or Supplier Agents infringe upon or misappropriates the proprietary or other rights if any third party (except as may have been caused by an unauthorized modification or use by WaMu or WaMu Agents or by WaMu Software);

(B)	relating to any *** in respect of a *** including ***;

(C)	by a third party arising from *** by Supplier or Supplier Agents from a *** to or for the *** other than WaMu;

(D)	relating to the breach of any *** made by Supplier under this Agreement;

(E)	***

(F)	relating to any amounts, including taxes, interest and penalties, assessed against WaMu that are the obligation of Supplier pursuant to Article II (Taxes);

(G)	relating to personal injury (including death) or property loss or damage resulting from Supplier’s or Supplier Agents’ acts or omissions;

(H)	relating to a breach of *** or ***;

(I)	relating to a breach by Supplier or Supplier agents of Article 17 (Confidentiality);

(J)	relating to a breach of any of the *** in ***;

(K)	Supplier's refusal or material failure to provide *** in accordance with Article ***;

(L)	relating to occurrences Supplier is required to *** pursuant to Section *** up to the *** required under Section *** provided, however, that this indemnity obligation will not limit any other rights or remedies available to WaMu under this Agreement; and

(M)	***
Supplier will indemnify WaMu from any costs and expenses incurred in connection with the enforcement of this Section.

23.3	Indemnification Procedures. If any third party claim is commenced against a Party entitled to indemnification under Section 23.1 (Indemnities by WaMu) or Section 23.2 (Indemnities by Supplier) (the “Indemnified Party”), notice thereof will be given to the Party that is obligated to provide indemnification (the “Indemnifying Party”) as promptly as practicable. If, after such notice, the Indemnifying Party will acknowledge that this Agreement applies with respect to such claim, then the Indemnifying Party will be entitled, if it so elects, in a notice promptly delivered to the Indemnified Party, but in no event less than 10 days prior to the date on which a response to such claim is due, to immediately take control of the defense and investigation of such claim and to employ and engage attorneys reasonably acceptable to the Indemnified Party to handle and defend the same, at the Indemnifying Party’s sole cost and expense. The Indemnified Party will cooperate, at the cost of the Indemnifying Party, in all reasonable respects with the Indemnifying Party and its attorneys in the investigation, trial and defense of such claim and any appeal arising therefrom; provided, however, that the Indemnified Party may, at its own cost and expense, participate, through its attorneys or otherwise, in such investigation, trial and defense of such claim and any appeal arising therefrom. No settlement of a claim that involves a remedy other than the payment of money by the Indemnifying Party will be entered into without the consent of the Indemnified Party. After notice by the Indemnifying Party to the Indemnified Party of its election to assume full control of the defense of any such claim, the Indemnifying Party will not be liable to the Indemnified Party for any legal expenses incurred thereafter by such Indemnified

Party in connection with the defense of that claim. If the Indemnifying Party does not assume full control over the defense of a claim subject to such defense as provided in this Section, the Indemnifying Party may participate in such defense, at its sole cost and expense, and the Indemnified Party will have the right to defend the claim in such manner as it may deem appropriate, at the cost and expense of the Indemnifying Party.
23.4	Injunctions. If the performance of any Service, or the use of any Work Product, is enjoined, or in either party’s reasonable opinion is likely to become enjoined, then, in addition to Supplier’s indemnification obligations under Section 23.2 (Indemnities by Supplier), Supplier will, at its own expense, either secure for WaMu the right to continue receiving or using such Service or Work Product, or replace or modify such Service or Work Product to make it non-infringing and substantially the same in quality, operation and performance.
ARTICLE 24. DAMAGES.
24.1	Direct Damages. Each of the Parties will be liable to the other for any direct damages arising out of or relating to its performance or failure to perform under this Agreement; provided, however, that the liability of a Party to the other Party, whether based on an action or claim in contract, equity, negligence, tort or otherwise, will not in the aggregate exceed an amount equal to the total amount of Fees to be paid by WaMu under this Agreement during the ***.

24.2	Consequential Damages. Neither WaMu nor Supplier will be liable for, nor will the measure of damages include, any indirect, incidental, special or consequential damages arising out of or relating to its performance or failure to perform under this Agreement.

24.3	Exclusions. The limitations or exculpations of liability set forth in Section *** and Section *** will not apply to:
(A)	the failure of (1) WaMu to pay Fees due under this Agreement or (2) Supplier to issue credits (including Performance Credits or Deliverable Credits) or otherwise make payments due under this Agreement;

(B)	***, as set forth in Article ***;

(C)	breaches of ***; or

(D)	liability resulting from the *** or *** of a Party.
24.4	Interpretation of Cap. In Section 24.1 (Direct Damages), a cap based on Fees is calculated as the sum of:
(A)	all Fees paid by WaMu to Supplier for the performance of the Services;

(B)	all unpaid Fees due to Supplier for the performance of the Services; and

(C)	all Fees that would have been payable by WaMu to Supplier if Supplier had fully performed its obligations under this Agreement but which have not become payable as a result of Supplier’s failure to fully perform its obligations under this Agreement.
24.5	Security.
(A)	If required by the terms of a Service Agreement, Supplier will, within *** after the Service Agreement Effective Date, provide an unconditional and irrevocable performance bond, bank guaranty, letter of credit, or alternative form of security satisfactory to WaMu in its absolute discretion to unconditionally and irrevocably secure the performance of Supplier’s obligations under such Service Agreement. Such performance bond, bank guaranty, letter of credit or alternative form of security will be for the amount specified in such Service Agreement, executed by a financial institution approved by WaMu and in a form acceptable to WaMu.

(B)	Supplier is not entitled to object or make any claim against WaMu in relation to the way in which WaMu uses the money accessed from the instrument of security, as long as it is in accordance with the terms of the security instrument.
ARTICLE 25. INSURANCE.
25.1	Insurance. Except as specifically provided otherwise in any Service Agreement, Supplier will obtain and maintain at its own expense, and require Supplier Agents to obtain and maintain at their own expense or Supplier’s expense, insurance of the type and in the amounts set forth below, with reputable carriers:
(A)	statutory workers’ compensation in accordance with all Federal, state and local requirements, including employer’s liability, in the amount of ***;

(B)	commercial general liability insurance for an insured amount of not less than *** per occurrence and *** aggregate combined single limit, such coverage to apply to losses anywhere in the world;

(C)	automotive liability insurance covering use of all owned, non-owned and hired automobiles for bodily injury, property damage, with a minimum combined single limit per accident of *** or the minimum limit required by Law, whichever limit is greater;

(D)	professional errors and omissions liability insurance with a limit of *** per occurrence and *** aggregate, such coverage to apply to losses anywhere in the world; and

(E)	Supplier bond/crime insurance, including blanket coverage for employee dishonesty and computer fraud, for loss or damage arising out of or in connection with any fraudulent or dishonest acts committed by Supplier Personnel, acting alone or in collusion with others, with a minimum limit per event of ***.

25.2	Period of Insurance. Supplier will take out and maintain the insurance policies referred to in Section 25.1 (Insurance) for the following periods:
(A)	for the Term, in respect of insurance policies which are on an “occurrence” basis (that is, policies which provide cover for any liability which arose during the term of the policy); and

(B)	*** in respect of insurance policies which are on a “claims made” basis (that is, policies which provide cover for claims made during the term of the policy).
25.3	Insurance Documentation. To the extent third party insurance is obtained or maintained pursuant to Section 25.1 (Insurance) or any Service Agreement, Supplier will furnish to WaMu, within 10 days after the Effective Date, certificates of insurance or other appropriate documentation (including evidence of renewal of insurance) evidencing all coverages referenced in Section 25.1 or such Service Agreement, and confirming that such policies cover any Supplier Affiliates providing Services under any Services Agreement, and ***. Such certificates or other documentation will include a provision whereby *** notice must be received by WaMu prior to coverage cancellation or material alteration of the coverage by either Supplier or Supplier Agents or the applicable insurer. Such cancellation or material alteration will not relieve Supplier of its continuing obligation to maintain insurance coverage in accordance with this Article.

25.4	Location of Insurers; Approvals. Supplier represents that Supplier has obtained, and warrants and covenants that Supplier will maintain at all times during the Term and the Termination Assistance Period:
(A)	to the extent Services are performed in a jurisdiction outside of the United States of America, all Governmental Approvals required for obtaining and maintaining insurance policies with insurance carriers based outside of such jurisdiction; and

(B)	to the extent insurance has been obtained from an insurer based in a jurisdiction outside of the United States of America, all Governmental Approvals required for the remission outside such jurisdiction of any insurance proceeds under such policies or any amounts in settlement of an insured claim.
25.5	Risk of Loss. Supplier will be responsible for the risk of loss of, or damage to, any property of WaMu at a Supplier Service Location, unless such loss or damage was caused by the acts or omissions of WaMu or a WaMu Agent. WaMu will be responsible for the risk of loss of, or damage to, any property of Supplier at a WaMu Service Location, unless such loss or damage was caused by the acts or omissions of Supplier or a Supplier Agent. The insurer of each policy will waive, and Supplier hereby waives, any rights of recovery or subrogation against WaMu with regard to damage or loss insured under policies held by WaMu at the time of the damage or loss. All insurance policies required by this Agreement must include a primary and non-contributing endorsement or equivalent.

ARTICLE 26. MISCELLANEOUS PROVISIONS.
26.1	Assignment.
(A)	Neither Party will, without the consent of the other Party, assign this Agreement or otherwise transfer its rights or obligations under this Agreement; provided, however, that WaMu may assign or otherwise transfer its rights and obligations under this Agreement or one or more Service Agreements to its Affiliates, including to any successor by merger without the consent of Supplier. The consent of a Party to any assignment of this Agreement will not constitute such Party’s consent to further assignment. This Agreement will be binding on the Parties and their respective successors and permitted assigns. Any assignment in contravention of this subsection will be void.

(B)	If at any time during the Term, WaMu sells or otherwise transfers ownership of a business unit or a WaMu Affiliate receiving Services under this Agreement, then, at WaMu’s request, Supplier will continue to provide the Services to such business unit or WaMu Affiliate on the terms and conditions, including the Fees then in effect, set forth in this Agreement for the period requested by WaMu. Supplier will cooperate with WaMu, such WaMu Affiliate and any new Supplier to ensure an uninterrupted transition to a new Supplier in the case of a sale or transfer of ownership of a business unit or a WaMu Affiliate.
26.2	Notices. Except as otherwise specified in this Agreement, all notices, requests, consents, approvals, agreements, authorizations, acknowledgements, waivers and other communications required or permitted under this Agreement will be in writing and will be deemed given when sent by telecopy to the telecopy number specified below or delivered by hand to the address specified below. A copy of any such notice will also be sent by express air mail on the date such notice is transmitted by telecopy to the address specified below:

In the case of WaMu:

***

***
***

With a copy for notices of breach, termination, and those required under Section 17.4	***

In the case of Supplier:

PeopleSupport, Inc.
1100 Glendon Avenue, #1250
Los Angeles, CA 90024
***
***

With a copy to	PeopleSupport, Inc.
1100 Glendon Avenue, #1250
Los Angeles, CA 90024

***

***
Either Party may change its address or telecopy number for notification purposes by giving the other Party *** of the new address or telecopy number and the date upon which it will become effective.

26.3	Counterparts. This Agreement, and any Service Agreement hereunder, may be executed in any number of counterparts, each of which will be deemed an original, but all of which taken together will constitute one single agreement between the Parties.

26.4	Relationship. The Parties intend to create an independent contractor relationship and nothing contained in this Agreement will be construed to make either WaMu or Supplier partners, joint venturers, principals, agents or employees of the other. No officer, director, employee, agent, Affiliate or contractor retained by Supplier to perform work on WaMu’s behalf under this Agreement will be deemed to be an employee, agent or contractor of WaMu. Neither Party will have any right, power or authority, express or implied, to bind the other.

26.5	Consents, Approvals and Requests. Except as specifically set forth in this Agreement, all consents and approvals to be given by either Party under this Agreement will not be unreasonably withheld or delayed and each Party will make only reasonable requests under this Agreement.

26.6	Waivers. No delay or omission by either Party to exercise any right or power it has under this Agreement will impair or be construed as a waiver of such right or power. A waiver by any Party of any breach or covenant will not be construed to be a waiver of any succeeding breach or any other covenant. All waivers must be signed by the Party waiving its rights.

26.7	Remedies Cumulative. No right or remedy herein conferred upon or reserved to either Party is intended to be exclusive of any other right or remedy, and each and every right and remedy will be cumulative and in addition to any other right or remedy under this Agreement, or under applicable Law, whether now or hereafter existing.

26.8	Amendments. No amendment to, or change, waiver or discharge of, any provision of this Agreement will be valid unless executed in accordance with Article 14 (Contract Management).

26.9	Survival. The terms of the subsection (C) of Section 5.6 (Performance Credits), the sixth sentence of Section 5.7 (Deliverable Credits), subsection (B) of Section 7.3 (Subcontractors), subsection (B) of Section 7.4 (Conduct of Project Staff), Section 7.5 (Non-Competition), Section 8.2 (Force Majeure) (but only as it relates to events occurring prior to the effective date of such expiration or termination), Section 10.2 (Invoices), Section 10.3 (Time of Payment), Section 10.5 (Expenses), Section 10.7 (Unused Credits), Article 11 (Taxes), Section 12.2 (Fee Audits), Section 12.3 (Office of Thrift Supervision Audit Requirements), Section 12.6 (Record Retention), Article 15 (Proprietary Rights) (other than any term licenses granted therein), Article 16 (Data), Article 17 (Confidentiality), Article 18 (Representations), Article 21 (***), Article 22 (Termination Assistance), Article 23 (Indemnities), Article 24 (Damages), Section 25.2, (Period of Insurance), Section 26.2 (Notices), Section 26.6 (Waivers), Section 26.7 (Remedies Cumulative), this Section 26.9 (Survival), Section 26.10 (Third Party Beneficiaries), Section 26.11 (Covenant of Further Assurances), Section 26.12 (Negotiated Terms), Section 26.13 (Export), Section 26.14 (Non-Solicitation), Section 26.16 (No Publicity) and Article 27 (Construction) will survive the expiration or termination of this Agreement.

26.10	Third Party Beneficiaries. Each Party intends that this Agreement will not benefit, or create any right or cause of action in or on behalf of, any person or entity other than the Parties.

26.11	Covenant of Further Assurances. WaMu and Supplier covenant and agree that, subsequent to the execution and delivery of this Agreement and, without any additional consideration, each of WaMu and Supplier will execute and deliver any further legal instruments and perform any acts that are or may become necessary to effectuate the purposes of this Agreement.

26.12	Negotiated Terms. The Parties agree that the terms and conditions of this Agreement and of each Service Agreement are and will be the result of negotiations between the Parties and that neither this Agreement nor any Service Agreement will be construed in favor of or against any Party by reason of the extent to which any Party or its professional advisors participated in the preparation of this Agreement or such Service Agreement.

26.13	Export. WaMu and Supplier will not knowingly export or re-export any personal computer system, part, technical data or sub-elements under this Agreement, directly or indirectly, to any destinations prohibited by the United States Government. The term

“technical data” in this context, means such data as is defined as technical data by applicable United States export regulations.
26.14	Non-Solicitation. Except as permitted with respect to particular Service Agreements, pursuant to subsection (C) of Section 22.3 (Continuity of Project Staff), during the Term, the Termination Assistance Period, and *** thereafter (and during any additional period thereafter if so specified in the applicable Service Agreement ***. This Section will not restrict the right of either Party to solicit or recruit generally in the media or prohibit either Party from hiring an employee of the other who answers any advertisement or who otherwise voluntarily applies for hire without having been initially solicited or recruited by the hiring Party, directly or indirectly through a third party.

26.15	Conflict of Interest. Supplier will not pay any salaries, commissions, fees or make any payments or rebates to any employee of WaMu, or to any designee of such employee, or favor any employee of WaMu, or any designee of such employee, with gifts or entertainment of significant cost or value or with services or goods sold at less than full market value. Supplier agrees that its obligation to WaMu under this Section will also be binding upon Supplier Agents. Supplier further agrees to insert the provisions of this Section in each contract with a Supplier Agent.

26.16	No Publicity. Supplier will not use WaMu’s name or mark, or use language from which the connection of such name or mark may be inferred, without WaMu’s consent, in its sole discretion, in any advertising, written sales promotion, press releases and/or other publicity matters relating to this Agreement or the Services. Supplier acknowledges that WaMu has a no publicity policy regarding its vendor relationships. Notwithstanding the above, during the term of this Agreement only, Supplier may list WaMu’s name on a customer list which it provides to prospective buyers of its products or services.

26.17	Required Filings. Either Party may make disclosures or filings required to comply with applicable laws, including filings with regulatory agencies, such as the United States Securities and Exchange Commission, or disclosures or filings required to comply with the rules of a national securities exchange or automated quotations systems such as the National Association of Securities Dealer’s Automated Quotations (NASDAQ).
ARTICLE 27. CONSTRUCTION.
27.1	Incorporation and References. In this Agreement, the Schedules hereto, each Service Agreement and the Exhibits thereto:
(A)	the Schedules to this Agreement are hereby incorporated into and deemed part of this Agreement and all references to this Agreement will include the Schedules to this Agreement;

(B)	the Exhibits to each Service Agreement are hereby incorporated into and deemed part of such Service Agreement and all references to a Service Agreement will include the Exhibits to such Service Agreement;

(C)	references to a Schedule, Section or Article will be to such Schedule to, or Section or Article of, this Agreement unless otherwise provided;

(D)	references to any Law means references to such Law in changed or supplemented form or to a newly adopted Law replacing a previous Law;

(E)	references to and mentions of the word “including” or the phrase “e.g.” means “including, without limitation”;

(F)	words importing the singular number include the plural and vice versa; and

(G)	all communications and documentation to be provided or exchanged under this Agreement will be in the English language.
27.2	Headings. The Article and Section headings, Table of Contents and Table of Schedules are for reference and convenience only and will not be considered in the interpretation of this Agreement.

27.3	Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be contrary to Law, then the remaining provisions of this Agreement, if capable of substantial performance, will remain in full force and effect.

27.4	Arbitration.
(A)	Any controversy, claim or dispute arising out of or relating to this Agreement, including any Service Agreement, or the breach, termination or validity thereof (a “Dispute”) will be resolved exclusively by final and binding arbitration in accordance with the Dispute Resolution Procedures of the American Arbitration Association’s International Centre for Dispute Resolution then in effect (the “Rules”). The arbitration hearing will be held in New York, New York. All proceedings of such arbitration will be in the English language.
(B)	The arbitration panel will consist of a sole arbitrator appointed in accordance with the Rules.
(C)	All reasonable out-of-pocket expenses (including reasonable attorneys’ fees) incurred by any party in connection with any Dispute will be paid by the non-prevailing party in accordance with the direction of the arbitrator.
(D)	Nothing in this Agreement or in any Service Agreement will be deemed to limit a party’s rights to seek injunctive relief or specific performance.
27.5	Injunctive Relief. Supplier acknowledges and agrees that any breach or threatened breach by Supplier or Supplier Agents of any provision of this Agreement or a Service Agreement concerning (A) WaMu’s Confidential Information or intellectual property, (B) the provision of Termination Assistance Services, or (C) WaMu’s right pursuant to Section 26.13 (Export) and Section 26.15 (Conflict of Interest) may cause irreparable harm to WaMu and that WaMu is, in addition to other remedies, entitled to seek immediate injunctive and equitable relief from a court of competent jurisdiction. WaMu acknowledges and agrees that any breach or threatened breach by WaMu or WaMu Agents of any provision of this Agreement or a Service Agreement concerning (A) Supplier’s Confidential Information or intellectual property, or (B) WaMu’s obligation pursuant to Section 26.14 (Non-Solicitation) may cause immediate and irreparable harm to Supplier and that Supplier is, in addition to other remedies, entitled to seek immediate injunctive and equitable relief from a court of competent jurisdiction.
27.6	Section 365(n). All rights and licenses granted under or pursuant to this Agreement and any Service Agreement by Supplier to the WaMu Group are, and will otherwise be deemed to be, for purposes of Section 365(n) of Title 11 of the United States Code, as amended from time to time (the “Bankruptcy Code”), licenses to rights to “intellectual property” as defined under the Bankruptcy Code. The parties agree that the WaMu Group, as licensee of such rights under this Agreement and the Service Agreements, will retain and may fully exercise all of its rights and remedies available to it under the Bankruptcy Code including but not limited to Section 365(n) thereof.

27.7	Governing Law.
(A)	This Agreement and the rights and obligations of the Parties under this Agreement will be governed by and construed in accordance with the Laws of the State of New York, without giving effect to the principles thereof relating to the conflicts of Laws.

(B)	The Parties agree that, to the extent not expressly permitted by Law, the United Nations Convention on Contracts for the International Sale of Goods 1980, and all international and domestic legislation implementing such Convention, will not apply to this Agreement.

(C)	The Parties further agree that their respective rights and obligations under this Agreement will be solely and exclusively as set forth in this Agreement and that the Uniform Computer Information Transactions Act (“UCITA”), whether enacted in whole or in part by any state or applicable jurisdiction, regardless of how codified, will not apply to this Agreement and is hereby disclaimed. The Parties further agree to amend this Agreement as may be necessary to comply with any mandatory disclaimer language required by UCITA in any applicable jurisdiction.
27.8	Entire Agreement. This Agreement, including the Schedules hereto, the Services Agreements and the Exhibits thereto, represents the entire agreement between the Parties with respect to its subject matter, and there are no other representations, understandings or agreements between the Parties relative to such subject matter.
* * * *

IN WITNESS WHEREOF, each of WaMu and Supplier has caused this Agreement to be signed and delivered by its duly authorized representative.

Washington Mutual, Inc.

By:	/s/

Name:	Benson Porter

Title:	CAO

By:	/s/

Name:	Thomas Casey

Title:	CFO

PeopleSupport, Inc.

By:	/s/

Name:	Lance Rosenzweig

Title:	CEO

Schedule 1
Definitions
“Affected Project Staff Member” is defined in Section 22.3 (Continuity of Project Staff).
“Affected Resources” is defined in Section 22.4 (Termination Assistance upon ***).
“Affiliate” means, as to any entity, any other entity that, directly or indirectly, Controls, is Controlled by or is under common Control with such entity.
“Agreement” means this Master Outsourcing Services Agreement between WaMu and Supplier.
“Agreement Date” is defined in the introductory paragraph.
“Bankruptcy Code” is defined in Section 27.7 (Section 365(n)).
“Change Control Procedures” means the written description of the change control procedures contained in Schedule 6 (Governance) applicable to any Changes under this Agreement or any Service Agreement.
“Change in Control” means the (A) consolidation or merger of a Party with or into any entity (other than the consolidation or merger of a Party with an Affiliate of such Party in which such Party is the surviving entity of such consolidation or merger) (B) sale, transfer or other disposition of all or substantially all of the assets of a Party or (C) acquisition by any entity, or group of entities acting in concert, of beneficial ownership of 35% or more (or such lesser percentage that constitutes Control) of the outstanding voting securities or other ownership interests of a Party.
“Confidential Information” of WaMu or Supplier means all information and documentation of WaMu and Supplier, respectively, whether disclosed to or accessed by WaMu or Supplier in connection with this Agreement both before and after the Agreement Date, including:
(A)	with respect to WaMu, all WaMu Data, the WaMu Software, the Work Product and all information of WaMu, Affiliates of WaMu or its or their customers, suppliers, contractors and other third parties doing business with WaMu or its Affiliates;

(B)	with respect to WaMu and Supplier, the terms of this Agreement; and

(C)	with respect to Supplier, Supplier Software and the Supplier Tools.
Except to the extent otherwise provided by Law, the term “Confidential Information” will not include information that:

(1)	is independently developed by the recipient, as demonstrated by the recipient’s written records, without violating the disclosing Party’s proprietary rights;

(2)	is or becomes publicly known (other than through unauthorized disclosure);

(3)	is disclosed by the owner of such information to a third party free of any obligation of confidentiality;

(4)	is already known by the recipient at the time of disclosure, as demonstrated by the recipient’s written records, and the recipient has no obligation of confidentiality other than pursuant to this Agreement or any confidentiality agreements between WaMu and Supplier entered into before the Agreement Date; or

(5)	is rightfully received by a Party free of any obligation of confidentiality, provided that (a) such recipient has no knowledge that such information is subject to a confidentiality agreement and (b) such information is not of a type or character that a reasonable person would have regarded it as confidential.
“Consents” means the WaMu Consents or the Supplier Consents, as applicable.
“Contract Year” means each 12-month period commencing, in the case of the first Contract Year, on the Effective Date and thereafter upon the completion of the immediately preceding Contract Year.
“Control” means, with respect to any entity, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through the ownership of voting securities (or other ownership interest), by contract or otherwise.
“Critical Services” means those Services described as Critical Services in the applicable Service Agreement.
“Default Cure Period” means *** days after receipt by a Party of a notice of default from the other Party.
“Deliverable” means any Software, Machine, solution, process, report or document deliverable by Supplier to WaMu under this Agreement or any Service Agreement.
“Deliverable Credits” means an amount calculated and payable in accordance with Section 5.7 (Deliverable Credits) for failure to deliver any Deliverables.
“Disengagement Plan” is defined in Section 22.1 (Termination Assistance Services).
“Dispute” is defined in Section 27.4 (Arbitration).

“Effective Date” is defined in Article 2 (Term).
“End Date” is defined in Section 22.2 (Exit Rights).
“Executive Level Meeting” is defined in Section 13.7 (Executive Level Meeting).
“Executive Review Team” is defined in Schedule 6 (Governance).
“Fees” means the amounts payable by WaMu to Supplier pursuant to this Agreement.
“Force Majeure Event” is defined in Section 8.2 (Force Majeure).
“GAAP” means generally accepted accounting principles, consistently applied.
“GLB Act” is defined in Section 17.1 (Use and Disclosure).
“Governmental Approvals” means the Supplier Governmental Approvals or the WaMu Governmental Approvals, as applicable.
“Governmental Authority” means any federal, state, municipal, local, territorial, or other governmental department, regulatory authority, judicial or administrative body, whether domestic, foreign or international.
“Indemnified Party” is defined in Section 23.3 (Indemnification Procedures).
“Indemnifying Party” is defined in Section 23.3 (Indemnification Procedures).
“Insolvency Event” means any of the following events occurring to a Party:
(A)	filing, or having filed against it, a petition under Title II of the United States Bankruptcy Code, as amended from time to time, or a petition to take advantage of any insolvency act or bankruptcy Law;

(B)	admitting in writing its inability to pay its debts generally;

(C)	making an assignment for the benefit of creditors;

(D)	becoming subject to the direct control of a receiver, trustee or similar authority for itself or any substantial part of itself or any substantial part of its property;

(E)	generally committing any act of insolvency, including the failure to pay obligations as they become due; or

(F)	ceasing to carry on business in the normal course.
“Interest” means the rate of interest from time to time published in The Wallstreet Journal, United States edition, as the prime commercial lending rate, but in no event to exceed the highest lawful rate of interest.

“Key Personnel” means, for Services under each Service Agreement, the Supplier Relationship Manager and such other individuals set forth in such Service Agreement.
“Law” means any declaration, decree, directive, legislative enactment, order, ordinance, regulation, rule or other binding restriction of or by any Governmental Authority.
“Losses” means any and all damages, fines, penalties, deficiencies, losses, liabilities (including settlements and judgments) and expenses (including interest, court costs, reasonable fees and expenses of attorneys, accountants and other experts and professionals or other reasonable fees and expenses of litigation or other proceedings or of any claim, default or assessment).
“Machines” means computers and related equipment, including central processing units and other processors, controllers, modems, communications and telecommunications equipment (voice, data and video), cables, storage devices, printers, terminals, other peripherals and input and output devices, and other tangible mechanical and electronic equipment intended for the processing, input, output, storage, manipulation, communication, transmission and retrieval of information and data.
“Management Procedures Manual” is defined in Section 13.10 (Management Procedures Manual).
“New Entity” is defined in Section 3.4 (WaMu Group).
“OTS” is defined in Section 12.3 (Office of Thrift Supervision Audit Requirements).
“Parties” means WaMu and Supplier.
“Party” means either WaMu or Supplier.
“Performance Credits” means the performance credits set forth in this Agreement for failure to meet or exceed Service Levels.
“Performance Information” is defined in Section 5.8 (Performance Information).
“Pre-Existing Materials” means Pre-Existing Software, Pre-Existing Tools and Pre-Existing Work Product.
“Pre-Existing Software” means Software owned or licensed by Supplier or Supplier Agents before the Agreement Date or developed by Supplier or Supplier Agents independently of the Services.
“Pre-Existing Tools” means Tools owned or licensed by Supplier or Supplier Agents before the Agreement Date or developed by Supplier or Supplier Agents independently of the Services.

“Pre-Existing Work Product” means Work Product owned or licensed by Supplier or Supplier Agents before the Agreement Date or developed by Supplier or Supplier Agents independently of the Services.
“Project Staff” means the personnel of Supplier and Supplier Agents who provide any of the Services.
“Receiving Party” is defined in Section 14.2 (Change Proposal).
“Regulatory Requirements” means the Laws to which WaMu is required to submit or voluntarily submits from time to time.
“Related Documentation” means, with respect to the Software and Tools, all materials, documentation, specifications, technical manuals, user manuals, flow diagrams, file descriptions and other written information that describes the function and use of such Software or Tools, as applicable.
“Requesting Party” is defined in Section 14.2 (Change Proposal).
“Residual Information” means concepts, know-how or techniques related to the delivery of business process outsourcing services that are retained in the unaided memories of a Party’s personnel who have access to Confidential Information of the other Party, but only to the extent that such concepts, know-how or techniques are part of the general knowledge and skill of such personnel who work in the information technology industry.
“Restructure” means a change in all or any part of the WaMu Group’s business structure by merger, acquisition, divestiture, amalgamation or reorganization (including by buying, selling, leasing or otherwise dealing with any of its business, assets or operations or all or any part of any shares, business, assets or operations of any WaMu Group member.
“Retained Processes” is defined in Section 3.9 (WaMu Systems and Retained Processes).
“Rules” is defined in Section 27.4 (Arbitration).
“Service Levels” means, as to each Service Agreement, the standards of service that Supplier must attain in providing the Services, as set forth in such Service Agreement.
“Service Level Termination Threshold” is defined in Section 5.6 (Performance Credits).
“Service Agreement” is defined in Section 3.1 (Service Agreements).
“Service Agreement Effective Date” is defined in, and separately with respect to, each Service Agreement.
“Services” means any and all services to be performed by Supplier under this Agreement, including the Schedules hereto, the Service Agreements and the Exhibits thereto.

“Software” means the source code and object code versions of any applications programs, operating system software, computer software languages, utilities, other computer programs and Related Documentation, in whatever form or media, including the tangible media upon which such applications programs, operating system software, computer software languages, utilities, other computer programs and Related Documentation are recorded or printed, together with all corrections, modifications, enhancements, improvements, updates and releases thereof.
“Step-In Events” is defined in Section 8.6 (Step-In Rights).
“Supplier” is defined in the introductory paragraph.
“Supplier Agents” means the agents, subcontractors and representatives of Supplier and includes Affiliates of Supplier to which Supplier subcontracts any of the Services under this Agreement.
“Supplier Consents” means all licenses, consents, permits, approvals and authorizations that are necessary to allow (A) Supplier and Supplier Agents to use (1) the Supplier Software and Tools and (2) any assets owned or leased by Supplier, (B) Supplier and Supplier Agents to (1) use any third party services retained by Supplier to provide the Services during the Term and the Termination Assistance Period, (2) grant the licenses contemplated by Article 3 (Services Generally) and (3) assign to WaMu the Work Product and (C) WaMu and WaMu Agents to Use the Supplier Third Party Software after the expiration or termination of this Agreement.
“Supplier Governmental Approvals” means all licenses, consents, permits, approvals and authorizations of any Governmental Authority, or any notice to any Governmental Authority, the granting of which is required by Law, including Regulatory Requirements, for Supplier to consummate the transactions contemplated by this Agreement.
“Supplier Machines” means those Machines leased or owned by Supplier and Supplier Agents that are used by Supplier and Supplier Agents to provide the Services.
“Supplier Operational Executive” is defined in Section 13.4 (Supplier Appointments).
“Supplier Owned Software” means the Software and Related Documentation owned, acquired or developed by or on behalf of Supplier or Affiliates of Supplier, and used in connection with the Services or with any Supplier Software or WaMu Software.
“Supplier Owned Tools” means the Tools owned, acquired or developed by or on behalf of Supplier or Affiliates of Supplier, excluding in each case the Work Product, and used in connection with the Services or with any Supplier Software, Supplier Third Party Tools or WaMu Software.
“Supplier Relationship Manager” is defined in Section 13.4 (Supplier Appointments).

“Supplier Service Location” means any Supplier service location set forth in this Agreement and any other service location approved by WaMu pursuant to Section 6.1 (Supplier Service Locations).
“Supplier Software” means the Supplier Owned Software and the Supplier Third Party Software.
“Supplier Systems” means the Software and the Machines, collectively, used to provide the Services.
“Supplier Third Party Software” means the Software and Related Documentation licensed, leased or otherwise obtained by Supplier from a third party (other than Affiliates of Supplier) that is used in connection with the provision of the Services.
“Supplier Third Party Tools” means the Tools licensed, leased or otherwise obtained by Supplier from a third party (other than Affiliates of Supplier) that is used in connection with the provision of the Services.
“Supplier Tools” means the Supplier Owned Tools or the Supplier Third Party Tools, collectively.
“Term” is defined in Article 2 (Term).
“Termination Assistance Period” means a period of time designated by WaMu, commencing on the date a determination is made by WaMu that there will be an expiration or termination of, or an *** in respect of, this Agreement, or any Service Agreement, as applicable, during which Supplier will provide the Termination Assistance Services in accordance with Section 22.1 (Termination Assistance Services) or Section 22.4 (Termination Assistance upon ***), as applicable.
“Termination Assistance Services” means (A) the Services (and any replacements thereof or substitutions therefor), to the extent WaMu requests such Services during the Termination Assistance Period, (B) Supplier’s cooperation with WaMu or another supplier designated by WaMu in the transfer of the Services to WaMu or such other supplier in order to facilitate the transfer of the Services to WaMu or such other supplier and (C) any other services requested by WaMu in order to facilitate the transfer of the Services to WaMu or another supplier designated by WaMu.
“Tools” means any Software development and performance testing tools, know-how, methodologies, processes, technologies or algorithms and Related Documentation used by Supplier in providing the Services.
“Transition” is defined in Section 4.1 (Transition).
“Transition Plan” is defined in Section 4.1 (Transition).
“Transition Services” is defined in Section 4.1 (Transition).

“UCITA” is defined in Section 27.7 (Governing Law).
“Use” means the right to load, execute, store, transmit, display, copy, maintain, modify, enhance, create derivative works, make and have made.
“WaMu” is defined in the introductory paragraph.
“WaMu Agents” means the agents, subcontractors and representatives of WaMu, other than Supplier and Supplier Agents.
“WaMu Auditors” is defined in Section 12.1 (Service Audits).
“WaMu Consents” means all licenses, consents, permits, approvals and authorizations that are necessary to allow Supplier and Supplier Agents to access and (A) use WaMu’s owned and leased assets, (B) use the services provided for the benefit of WaMu under WaMu’s third party services contracts or (C) Use the WaMu Software.
“WaMu Data” means all data and information that is submitted, directly or indirectly, to Supplier by WaMu or obtained or learned by Supplier in connection with the Services and Deliverables provided by Supplier under this Agreement and any Service Agreement, including information relating to WaMu, its Affiliates and its or their customers, technology, operations, facilities, consumer markets, marketing and branding plans and strategies, logos, graphics, financial information and projections, products, capacities, systems, procedures, security practices, research, development, business affairs, ideas, concepts, innovations, inventions, designs, business methodologies, improvements, trade secrets, copyrightable or patentable subject matter, trademarks under development, and other proprietary information.
“WaMu Entity” is defined in Section 3.4 (WaMu Group).
“WaMu Governmental Approvals” means all licenses, consents, permits, approvals and authorizations of any Governmental Authority, or any notice to any Governmental Authority, the granting of which is required by Law, including Regulatory Requirements, for WaMu to consummate the transactions contemplated by this Agreement.
“WaMu Group” means:
(A)	WaMu Group Companies;

(B)	entities in which WaMu has a significant shareholding (over 5% of issued voting shares) (1) which provide financial services or services to the financial sector or (2) which provide an essential function to or on behalf of WaMu and may provide that function to other financial sector organizations;

(C)	entities that provide services to WaMu, to the extent necessary to enable those entities to perform their obligations to WaMu Group Companies;

(D)	WaMu Group Companies’ customers, to the extent necessary to enable such customers to obtain the benefit of WaMu’s services; and

(E)	WaMu Group Companies’ business partners, to the extent necessary to enable such business partners to obtain the benefit of WaMu’s services.
“WaMu Group Company” means each of WaMu and its Affiliates.
“WaMu Group Competitor” means each of the entities listed in Schedule 9 (WaMu Group Competitors), together with each of their present and future Affiliates.
“WaMu Proprietary Software” means the Software, including the Software set forth in this Agreement or any Service Agreement, and Related Documentation owned, acquired or developed by WaMu and used by Supplier in connection with the provision of the Services.
“WaMu Relationship Manager” is defined in Section 13.3 (WaMu Appointments).
“WaMu Resources” is defined in Section 9.2 (WaMu Resources).
“WaMu Software” means the WaMu Proprietary Software and the WaMu Third Party Software.
“WaMu Systems” is defined in Section 3.9 (WaMu Systems and Retained Processes).
“WaMu Third Party Software” means the Software that is licensed or leased by WaMu from a third party and used by Supplier in connection with the provision of the Services.
“Work Product” means literary works or other works of authorship created under this Agreement, including manuals, training materials and documentation, but excluding Software and Related Documentation and Pre-Existing Work Product.

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(continued)

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(continued)

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(continued)

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(continued)

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Page
Schedule 1 - Definitions
Schedule 2 - Form of Service Agreement
Schedule 3 - RESERVED
Schedule 4 - WaMu Information Security Requirements
Schedule 5 - RESERVED
Schedule 6 - Governance
Schedule 7 - Form of Confidentiality Agreement
Schedule 8 - WaMu Policies and Procedures
Schedule 9 - WaMu Group Competitors

-i-

SERVICE AGREEMENT NUMBER 1
This Service Agreement, dated February 17, 2006, (the “Service Agreement Effective Date”) is entered into between Washington Mutual, Inc. (“WaMu”) and PeopleSupport, Inc. (“Supplier”) pursuant to and under the terms of that certain Master Outsourcing Service Agreement (“Master Agreement”), dated February 17, 2006, between WaMu and Supplier. Capitalized terms used and not defined herein have the meanings ascribed to them in the Master Agreement.
W I T N E S S E T H:
WHEREAS, Supplier and WaMu have entered into the Master Agreement to establish the terms that would apply to one or more Service Agreements to be executed by the Parties during the Term; and
WHEREAS, Supplier desires to provide to WaMu, and WaMu desires to obtain from Supplier, the Services described in this Service Agreement on the terms and conditions set forth in the Master Agreement, subject to such modifications and additional terms as set forth in this Service Agreement;
NOW, THEREFORE, WaMu and Supplier agree as follows:
ARTICLE 1. PERMITTED SUBCONTRACTOR.
1.1	Services under this Service Agreement may be provided by Supplier’s Affiliate PeopleSupport (Philippines), Inc., a corporation organized and in good standing under the laws of the Republic of the Philippines.
ARTICLE 2. CONSTRUCTION.
2.1	The terms and conditions of the Master Agreement, including all Schedules, apply to this Service Agreement and are, subject to any express modifications set forth in this Service Agreement, incorporated herein by this reference.

2.2	The following Exhibits attached hereto are incorporated in this Service Agreement by this reference:
(A)	Exhibit 1 – Scope of Services

(B)	Exhibit 2 – Transition Services

(C)	Exhibit 3 – Reports

(D)	Exhibit 4 – Service Levels and Performance Credits

(E)	Exhibit 5 – Customer Satisfaction Surveys

(F)	Exhibit 6 – Service Locations

(G)	Exhibit 7 – Key Personnel

(H)	Exhibit 8 – Business Continuity and Disaster Recovery

(I)	Exhibit 9 – Step-In Events

(J)	Exhibit 10 – WaMu Operational Responsibilities and WaMu Resources

(K)	Exhibit 11 – Fees

(L)	Exhibit 12 – Governance

(M)	Exhibit 13 – Supplier Software and Supplier Tools

(N)	Exhibit 14 – ***

(O)	Exhibit 15 – Background Check Requirements

(P)	Exhibit 16 – Training

(Q)	Exhibit 17 – Disengagement Plan
2.3	Amendment of Notice Periods. For purposes of this Service Agreement No. 1, only, to the extent WaMu wishes to decrease the volume of Services by *** (***) or more, the notice required for purposes of Sections 3.2(A) (Non-Exclusivity of Services) and 3.3(A) (Insourcing) of the Master Agreement shall be ***.
ARTICLE 3. TERM.
3.1	The initial term of this Service Agreement (the “Initial Term”) will commence on the Service Agreement Effective Date and continue for ***. Thereafter, the Service Agreement may be renewed for additional *** renewal terms on mutual agreement by the parties.

3.2	Service Level Termination Threshold.
For purposes of this Service Agreement No. 1, only, WaMu may *** of the occurrence of one of the trigger events listed in 3.2 (A) – (C), below, *** notice to Supplier, terminate this Service Agreement, in which case Section 20.4 of the Master Agreement (Termination by WaMu for Cause) (including the Default Cure Period) will not apply, if:
(A)	Supplier fails to meet the *** Service Level *** after Steady State operations have commenced;

(B)	Supplier fails to meet the *** Service Level *** within a *** after Steady State operations have commenced; or

(C)	Supplier fails to meet the *** Service Level *** within a *** period after Steady State operations have commenced.

(D)	For purposes of this Section 3.2, the date of commencement of “Steady State”operations shall refer to the date *** after the first date upon which the initial Project Staff training class takes its first live calls.
3.3	For avoidance of ambiguity, the Parties shall have the termination rights afforded to them under Article 20 of the Agreement.
ARTICLE 4. SERVICES GENERALLY.
4.1	The Services to be provided under this Service Agreement are set forth in Exhibit 1 (Scope of Services).

4.2	The Transition Services to be provided under this Service Agreement are set forth in Exhibit 2 (Transition Services).

4.3	The reports to be provided pursuant to Services under this Service Agreement are set forth in Exhibit 3 (Reports).

4.4	Commencement of Services. Supplier will not commence the Services until such time as WaMu has issued a written notice to Supplier to commence the Services (such notice, the “Commencement Notice”) as set forth in this Section 4.4. WaMu will issue the Commencement Notice reasonably promptly on or after the date the enabling technology contemplated by this Service Agreement to be utilized to provide the Services is (a) acquired by the responsible party; and (b) *** to WaMu’s reasonable satisfaction. If WaMu has not issued a Commencement Notice within *** of the Service Agreement Effective Date, the parties will confer and work in good faith to expedite, modify, or amend the chosen technology solution to facilitate the Services, and shall document such modified technology solution as an amendment to this Service Agreement. Further, milestone dates related to transition which may be affected by technology delays beyond *** will be adjusted in good faith.
ARTICLE 5. SERVICE LEVELS.
5.1	With respect to Services under this Service Agreement, Exhibit 4 (Service Levels and Performance Credits) sets forth:
(A)	the Service Levels Supplier will achieve and maintain in providing such Services;

(B)	the Performance Credits payable for any Service Level defaults;

(C)	the Deliverable Credits payable for any delays or defaults in the provision of Services;

(D)	the Services defined as Critical Services under this Service Agreement; and

(E)	the measurement and monitoring tools Supplier will employ and provide for Service Level monitoring and reporting.
ARTICLE 6. CUSTOMER SATISFACTION SURVEYS.
6.1	Terms applicable to conducting customer satisfaction surveys with respect to the Services are set forth in Exhibit 5 (Customer Satisfaction Surveys).
ARTICLE 7. SERVICE LOCATIONS.
7.1	The Supplier Service Locations with respect to Services under this Service Agreement are set forth in Exhibit 6 (Service Locations).
ARTICLE 8. KEY PERSONNEL.
8.1	The Key Personnel for this Service Agreement are identified in Exhibit 7 (Key Personnel).
ARTICLE 9. CONTINUED PROVISION OF SERVICES.
9.1	In addition to Supplier’s obligations under the Master Agreement, Supplier will have the disaster recovery and business continuity obligations set forth in Exhibit 8 (Business Continuity and Disaster Recovery) and, after the occurrence of a disaster, will reinstate interrupted Services within the time periods set forth in Exhibit 8.

9.2	The events upon which WaMu may exercise step-in rights in accordance with the Master Agreement are set forth in Exhibit 9 (Step-In Events).
ARTICLE 10. WAMU RESPONSIBILITIES.
10.1	WaMu’s operational responsibilities and the WaMu Resources under this Service Agreement are set forth in Exhibit 10 (WaMu Operational Responsibilities and WaMu Resources).
ARTICLE 11. FEES AND PAYMENT.
11.1	Fees under this Service Agreement and all related payment terms are set forth in Exhibit 11 (Fees).
ARTICLE 12. RELATIONSHIP MANAGEMENT.
12.1	*** will be the Supplier Account Manager for purposes of Services under this Service Agreement.

12.2	For purposes of this Service Agreement, the governance terms of Schedule 6 (Governance) of the Master Agreement are modified and supplemented as set forth in Exhibit 12 (Governance).

ARTICLE 13. PROPRIETARY RIGHTS.
13.1	The Supplier Software and Supplier Tools used, as of the Service Agreement Effective Date, in performing the Services are set forth in Exhibit 13 (Supplier Software and Supplier Tools).
ARTICLE 14. ***.
14.1	*** sets forth the *** to Supplier if this Service Agreement is terminated pursuant to Section 20.1 (Termination for Convenience), Section 20.2 (Termination for Change in Control of WAMU), subsection (B) of Section 20.5 (Termination for Adverse Financial Condition) Section 20.6 (Termination by or upon request of a Governmental Authority), Section 20.7 (Termination by Supplier for cause), or 20.9 (to the extent WaMu terminates pursuant to Section 19.2(D)), of the Master Agreement.
ARTICLE 15. BACKGROUND CHECK REQUIREMENTS.
15.1	Supplier will perform background checks on each member of the Project Staff in accordance with the requirements set forth in Exhibit 15 (Background Check Requirements).
ARTICLE 16. TERMINATION ASSISTANCE.
16.1	Supplier will comply with its obligations with respect to Termination Assistance and creation of a Disengagement Plan, as set forth in Article 22 of the Master Agreement. Once approved by WaMu, the Disengagement Plan will be attached hereto as Exhibit 17 (Disengagement Plan) and incorporated herein as though fully set forth as of the Service Agreement Effective Date.
*   *   *
IN WITNESS WHEREOF, each of WaMu and Supplier has caused this Service Agreement to be signed and delivered by its duly authorized representative.

Washington Mutual, Inc.

By:	/s/

Name:	Benson Porter

Title:	CAO

By:	/s/

Name:	Thomas Casey

Title:	CFO

PeopleSupport, Inc.

By:	/s/

Name:	Lance Rosenzweig

Title:	CEO

Exhibit 1
Scope of Services
The intent of this Exhibit 1 (Scope of Services) is to focus, to the extent practical, on the outcomes that Supplier shall provide. Where appropriate, this exhibit will also set forth significant tasks or components of the Services required to achieve each outcome and, in certain circumstances, specific detailed requirements shall also be set forth. Consequently, this Exhibit 1 (Scope of Services) is not intended to include a detailed description of each and every task or Service component to be provided by Supplier. Supplier shall be responsible for delivering the outcomes contemplated herein through both the specific aspects of the Services described herein as well as through the performance, in accordance with Section 3(B) of the Master Agreement, of all services, functions, responsibilities or tasks necessary to achieve the outcomes described herein, including, without limitation, all ancillary services, functions or responsibilities that are required for the proper performance of the Services or are an inherent part of, or a necessary sub-part included within the Services, whether expressly set forth herein or not.
The process to be provided pursuant to this Exhibit 1 (Scope of Services) is divided into Service Outcomes and Services to be Provided. The Supplier will deliver these services by performing the following activities, all of which will be carried our in accordance with WaMu’s Operating Instructions (“OI”)
1.	Service Outcomes
Supplier shall perform the Services in a manner that provides WaMu with a highly strategic outsourced call-center augmentation solution, the goal of which will be to achieve the following results (“Outcomes”):
A.	Increase the ***

B.	Contribute to continuous improvement in the ***

C.	Measurably increase levels of ***
2.	Services to be Provided
A.	Supplier shall provide *** necessary to establish and maintain a call-center that will support WaMu customer inquiries routed to Supplier for handling at the Service Location(s) identified in Exhibit 6 (Service Locations), or such other location(s) as approved by WaMu and listed in a subsequent version of Exhibit 6. Supplier will be responsible for providing and maintaining technologies and facilities provided by Supplier required to support and maintain such call-center(s), as further detailed in Exhibit 13 (Supplier Software and Supplier Tools). Supplier’s Services will be coordinated with those of WaMu’s internal call centers, in order to provide a “seamless” experience for WaMu’s customers.

B.	Supplier shall provide the Services 24 hours a day, 7 days per week, 365 days a year and will maintain Extreme Staffing Flexibility in its employee scheduling practices to ensure that sufficient Project Staff can be reasonably moved to meet WaMu specific demands and comply with Service Levels as identified in Exhibit 4. (For this purpose, “Extreme Staffing Flexibility” is defined as the ability to meet WaMu’s business needs that may include, but are not limited to, requirements such as standard, grave yard, swing shift, or weekend schedules to fill gaps.)

C.	All Services shall be performed by qualified, Project Staff employed by Supplier (who may also be identified in this Exhibit 1 as customer service representatives “CSRs”), that have successfully completed program specific training exclusively dedicated to performing Services for the WaMu account. Supplier shall provide a sufficient number of CSRs to handle, in compliance with the Service Levels, WaMu customer calls routed to Supplier’s call center facilities through WaMu’s customer routing, interaction and management environment, including automated call distribution, intelligent call management, interactive voice response and IXC carrier (“ACD”) (collectively, “Calls”). All CSRs shall have the skills and qualifications set forth in the “CSR Profile” contained in Attachment 3 to this Exhibit 1 – Staffing Requirements

D.	Project Staff shall perform the Services in such a manner that WaMu customers believe they are dealing with WaMu employees and not with an outsource partner, (subject to any disclosures Supplier may be required to make under applicable law). Supplier shall be capable of communicating with WaMu customers regardless of language spoken and shall be responsible, if necessary, for correctly rerouting calls in languages other than English according to guidelines to be provided by WaMu.

E.	The handling of all Calls must be performed by Supplier Project Staff in accordance with WaMu’s Online Manual. The Online Manual is WaMu’s comprehensive process and procedure manual and it provides step-by-step details associated with handling WaMu’s various call types. Some Calls may require the CSR assigned such Call to transfer the Call to another WaMu CSR. All such Call transfers must follow WaMu’s customer service procedures, including the requirement, as applicable, of “warm transfers,” i.e., with all three parties temporarily on the same line as necessary to smoothly complete the transfer.

F.	For all non-English calls, Supplier will utilize *** services. Specifically, Supplier will use WaMu’s account with ***, and such use of *** will be billed directly to WaMu by ***. WaMu will provide Supplier with such account codes or other information as is reasonably necessary to authorize Supplier to use ***. Supplier shall not use WaMu’s *** account on its own behalf or on behalf of other customers.

G.	WaMu will provide Supplier with its procedures manual(s) for call center operations. Subject to WaMu’s approval, Supplier will revise the same as reasonably necessary for delivery of the Services and the approved final version of the procedures manual shall be treated as an attachment to this Exhibit 1.

H.	Project Staff must complete *** training prior to handling any WaMu Calls, if reasonably required. Supplier will provide this training at its expense and WaMu will review and approve Supplier’s training materials prior to Supplier training Project Staff. Supplier shall maintain specialized core teams dedicated to the retail and mortgage banking industry and develop recruiting and training curriculum specific to the retail and mortgage banking environments.

I.	Project Staff shall be maintained with a staffing ratio of CSR to manager of *** and of manager to supervisor of ***.

J.	Supplier shall also perform post-call processing Services, including logging of Call information and, for any systems and platforms provided by Supplier, maintaining logs regarding service-request status and communications, reporting on service requests and preparing and providing service statistics.

K.	Call / Email Types. Supplier Project Staff will be expected to handle the following call and email customer inquiries on behalf of WaMu:
i.	***

ii.	***

iii.	***

iv.	***
L. Service Locations Security. Supplier shall conform to WaMu’s requirements with respect to physical and operational security practices as set forth in Attachment 1 to this Exhibit 1 (Service Location Facility Security Requirements).
M.	Service Location Facility Requirements. The physical facilities at the Service Location(s) shall conform to WaMu’s requirements, as set forth in Attachment 2 to this Exhibit 1 (Service Location Facility Specifications)

N.	Miscellaneous Supplier Operational Responsibilities. Supplier shall:
i.	***

ii.	***

iii.	***.

iv.	***

v.	***.

vi.	***

vii.	***

viii.	***

Attachment 1 to Exhibit 1 — Service Location Facility Security Requirements
Supplier will comply with the following requirements with respect to physical and operational security practices at all Service Locations under this Service Agreement.
1.	Access Control Systems and Methodology
a.	Supplier management will provide, and WaMu will approve, a Clean Desk Policy.

b.	Supplier management will assure that the WaMu Service area is established without print capabilities.

c.	Any removable media drives must be disabled on workstations within the WaMu Service area. Removable media includes, but are not limited to: floppy drives, CD/DVD drives, and USB ports.

d.	No mobile communication devices, including without limitation cell phones, PDA’s, etc., will be permitted within the WaMu Service area.
2.	Business Continuity Planning
a.	A process for disengagement of the relationship must be agreed upon in the contract and set forth in the Disengagement Plan.
3.	Operations Security
a.	Supplier will use only obfuscated data provided by WaMu during training.
4.	Physical Security
a.	Access to the WaMu Service area will be controlled with locked doors via card key access.

b.	Supplier management must ensure the WaMu Service area has CCTV monitoring at all entry and exit points and in work areas, recording 24 X 7. Digital media for all CCTV must be retained for at least ***.

c.	WaMu Service areas shall be dedicated solely to providing Services to WaMu and must be segregated from all other work areas with fully enclosed, floor-to-ceiling walls. Fully enclosed walls are defined as walls that provide sufficient visual, as well as auditory, baffling to disable persons outside the work area from hearing conversations or the like.
5.	Telecommunications Network and Security
a.	Workstations and servers used for WaMu will be dedicated for that purpose (i.e., shall not be used by Supplier for its own account or on behalf of other of Supplier’s customers) and will, at a minimum, reside on a separate VLAN protected by hardware-based firewalls.

Attachment 2 to Exhibit 1 – Service Location Facility Specifications
The PDF document entitled “Fourth Floor Furniture Plan – Option 2” prepared by the *** and dated 04 Jan. 20, is incorporated by this reference as though fully set forth herein.

Attachment 3 to Exhibit 1 – Staffing Requirements
The following CSR Profile identifies minimum hiring requirements that Supplier must ensure are met prior to hiring a CSR onto the WaMu account. In addition to the CSR Profile attributes which are required, Retail and Mortgage banking experience is preferred, though not required.
CSR Profile:
1.           ***
***

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***	*	**
***	*	**
***	*	**
2. EDUCATION/EXPERIENCE

	Required	Preferred		Required	Preferred
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
EXPERIENCE: How many years of directly related experience are required to be qualified to enter the job?
***
•	***

Exhibit 2
Transition Services
A.	Description of Transition Services

Supplier will Transition to the Supplier Service Location identified in Exhibit 6 (Service Locations) the above listed processes contained in Exhibit 1 (Scope of Services) from WaMu’s existing operational centers. As part of the Transition of the above listed processes, the Supplier will assign a team of professionals to coordinate the implementation of Services for WaMu. The Transition of processes will be performed in four (4) phases as described below:

Phase I – Transition Planning

During the Phase I of the Transition, the high-level project scope and requirements (including business, operations, and technology components) is refined by both WaMu and Supplier. A kick-off meeting between Supplier and WaMu will be conducted, after which Supplier will refine Transition Plan for WaMu review and sign-off.

Phase II – Transition Execution (Off-Site at Supplier Location)

During Phase II, Supplier will drive the Transition plan delivered and approved by WaMu during Phase I. Specifically, the business, operational, and technology requirements will be further refined and the following elements of the Transition plan will be executed against directly; facility build out, integration and technology go-live, and employee training

Phase III – Parallel Run

During the Phase III of the Transition, the Supplier will be responsible for performing the Services in accordance to the ramp-up plan set forth in Section G of this Exhibit 2. The completion of Phase III of the Transition will mark the beginning of the Steady-State Ongoing Services that Supplier will perform as described in Exhibit 1.

B.	Transition Deliverables and Acceptance Procedures

The following are the key Supplier Deliverables and WaMu’s acceptance procedures for such Deliverables:

			Supplier	WaMu
Phase	Deliverable	Description	Responsibility	Responsibilities
Prior to Phase I	High Level Process Transition Plan	High level process Transition Plan with milestones/dates, activities, and key tasks	Prepare and deliver Deliverable	Provide key milestones /dates (see Attachment 1 to Exhibit 2). Review and approve

			Supplier	WaMu
Phase	Deliverable	Description	***	***
	Procedures Manual	WaMu’s Procedures Manual	***	***

Phase I	Detailed Process Transition Plan	Further refined and detailed Transition Plan from above	***	***

	Roles and Responsibilities Matrix	Roles and responsibilities during the Transition phases	***	***

	Technology Requirements	Document WaMu and Supplier technology requirements	***	***

	Supplier Workforce Management Plan	Supplier workforce management plan (ramp plan)	***	***

	Training Program	Industry and WaMu specific training plan	***	***

Phase II	Facility Build out	Setup WaMu dedicated Supplier facility	***	***

	Integration and Go-Live Technology Solution	Turn up and integration of technology infrastructure and software	***	***

	Finalize and Conduct Employee Training	Administer and verify that Supplier Employees have successfully completed the Training Program and are certified	***	***

	Disaster Recovery and Business Continuity Procedures	Initial requirements and procedures in the event of a disaster, which outlines recovery and business continuity procedures	***	***

Phase III	Final Draft of Training Manual	Final Training Manual, to be used for ongoing training of Supplier employees on process	***	***

	Technology Operations Manual	Technology operations and procedures	***	***

	Final Disaster Recovery and Business Continuity Procedures	Final requirements and procedures in the event of a disaster, which outlines recovery and business continuity procedures	***	***

C.	Project Team

The Supplier Transition Management Team will work directly with WaMu’s Transition contacts, as well as additional WaMu teams, to ensure a smooth Transition to the Supplier.

Supplier’s Transition Management Team will consist of the following Supplier Personnel:

Supplier Team Member	Supplier Personnel	Role
***	***	***

***	***	***

***	***	***

***	***	***
The Program Director will be assigned to service the WaMu account, after the completion of the Transition Services as Key Personnel for steady state operations. The other persons identified above will be available to provide post-Transition assistance, but will not be dedicated to the WaMu account during steady state operations.
D. Project Governance
Supplier’s Implementation Manager Team will adhere to the governance structure as detailed in Exhibit 12 (Governance Model).
E. Transition Milestones
Attached hereto is the High Level Transition Plan (as described in Section B in Exhibit 2) which includes: (i) key Transition milestones, and (ii) high level activities and tasks to be performed. Outlined below are the initial milestones for the implementation of the Services based on the implementation dates WaMu has requested. Additional milestones may be identified/created, and the initial milestones may be modified during the Transition Planning Phase. Such modifications and/or additions will be based upon mutual agreement by WaMu and Supplier

	Milestone Name	Description	Date	Dependencies
1	Kick-off Meeting	Initial meeting, attended by project stakeholders and the Transition team, to introduce the project teams, review, define high-level project scope, and review initial Transition plan	***	- Completion of High Level Process Transition Plan, Receipt of Commencement Notice

2	Sign off of the Detailed Process Transition Plan from stakeholders	Agreement by WaMu on the Detailed Process Transition Plan, which is based on the High Level Process Transition Plan	***	- Completion of Kick-off Meeting

	Milestone Name	Description	Date	Dependencies
3	Completion of Phase I of Transition, start of Phase II	Completion of all planning activities	***	- Detailed Process Transition Plan from stakeholders is signed off by WaMu

4	Completion of Phase II of Transition, start of Phase III	Execution of the Transition plan	***	- WaMu agrees that all aspects of Phase II are complete

5	Completion of Phase III, start of Steady State operations	Supplier completes Phase III and begins steady state operations	***	- WaMu agrees that all aspects of Phase III are complete
F. ***
WaMu shall be entitled to the *** for Supplier’s failure or delay in achieving the Milestones specified below, provided that such failure or delay is caused solely by Supplier. *** include *** which WaMu is entitled upon the initial Deliverable default and additional *** for each week (which, for this purpose, shall be five (5) Business Days) thereafter until the applicable Milestone is achieved.
Supplier’s obligation to comply with each implementation date and WaMu’s right to the corresponding ***is subject to timely performance by WaMu of WaMu responsibilities explicitly set forth in this Exhibit 2 (Transition) or Exhibit 10 (WaMu Operational Responsibilities) (collectively “Dependencies”) and any such additional conditions as may be mutually agreed by the Parties in writing. Any one day delay on the part of the Dependencies results in a one day extension of Supplier’s required completion date

Weekly Credit
(accruing on initial
Milestone Name	Date	default)
***	***	***

***	***	***

***	***	***
G. Supplier Ramp-Up During Parallel Run Phase
Supplier ***during the Parallel Run Phase will differ from Supplier’s Performance Credits during the steady-state production phase, as outlined below:
The ***model, outlined in Exhibit 4 (Service Levels and Performance Credits), will not apply until ***following the initial Project Staff class handling its first live call in the Philippines. Thereafter, each subsequent Project Staff class shall be exempt from the *** model for a period of *** from the date such class handles its first live call in the Philippines, until there are a total of *** FTE’s on the Project Staff. For purposes of illustration, if the second Project Staff class

(“Class 2”) commences to handle live calls (the “Class 2 Inception Date”) *** after the first Project Staff class (“Class 1”) commences to handle live calls, Class 2 shall be exempt from the Performance Incentive and Credit model for a period of *** after the Class 2 Inception Date, but Class 1 shall not be exempt from the *** model during such period.

Attachment 1 to Exhibit 2– WaMu Transition Schedule
***

Exhibit 3
Reports
A. Reports.
Supplier shall provide WaMu with the reports identified in the following table for all data developed or maintained by Supplier, each at the time specified therein. WaMu may amend the list of required reports, or the frequency with which such reports are required, from time to time upon notice to Supplier.

Inbound Metric	Definition	Frequency
Volume

% Transfers	Calls dial transferred to another unit/Calls offered	***

Abandon Rate	Number of in-queue Calls terminated after holding for at least ***	***

Average After-call Work Time	Total time spent after calls performing call-related work/Calls handled	***

Average Handle Time	Average talk time + average after-call work time + Hold time	***

Average Hold Time	Total time calls spend on hold/Calls handled	***

Average Speed of Answer	Total time customers spend in queue before reaching agent/Calls handled	***

Average Talk Time	Total time spent on-line with customers/Calls handled	***

Calls Handled	Calls that reach an agent and result in an activity	***

Calls Offered	Calls received at the agency that reach agent or queue	***

Total Billable Hours	Actual talk time + off-call work time	***

Financial/Cost

Cost/CSR	Total Costs/Total CSR headcount	***

Cost/Call	Total Costs/Calls offered	***

Wait Time	Number of calls answered within ***	***

Logged On Time	Total time in minutes each agent is logged on to the ACD	***

Available Agent Time	Total time in minutes each agent is logged on to the ACD and available (i.e., waiting for calls)	***

Quality

Number of Monitors	Number of completed monitoring sessions per agent ***	***

Score Distribution	Synthesis of all monitoring scores for the ***, as applicable (summary)	***

Inbound Metric	Definition	Frequency
Trending	*** quality trends and areas of concern	***

Resolution	*** action plans to address quality issues	***
     In addition to the foregoing, Supplier shall:
1.	Provide a daily Interval Report (a combined report with respect to multiple performance parameters) and the Contributor File *** by department and by agent).

2.	Provide reports on a monthly basis containing data and information sufficient for WaMu to determine whether the Services in such month have complied with all Services Levels then in effect and to calculate the total of all *** (if any) to which WaMu is entitled for such month.

3.	Analyze significant trends indicated by such reports. On a quarterly basis, Supplier shall meet with WaMu in person, at a mutually agreed site, to formally review the preceding quarter’s performance and trends, discuss ways of improving Service and develop any necessary plans for implementing such improvements.

4.	Provide WaMu with such access as reasonably necessary for WaMu to employ its quality observer monitoring tool, including access and connectivity to agent equipment as necessary for live monitoring.

5.	In order to adequately prepare data for WaMu and WaMu’s customers, WaMu requires that Supplier provide WaMu with at least one of the following methods for accessing WaMu call related raw data:
a.	View access to Supplier’s CMS to enable WaMu to pull raw data directly from the CMS, or if for some unforeseen reason this is not available,

b.	WaMu will provide Supplier with data templates in Microsoft Excel that Supplier will need to complete on a daily basis and send to the WaMu by no later than 9am EST each day.
B.	The specific data requirements are contained below. The data will be reported at the following three (3) levels from the WaMu and/or Supplier systems, as the case may be:
1.	Daily summary by skill or application,

2.	Daily *** interval data by skill or application, and

3.	Daily agent level summary data by skill or application.
C.	Based on the raw data, the following types of report need to be generated on a daily basis:

Lowest
Level
Metric Name	Available	Definition	Calculation
***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

Lowest
Level
Metric Name	Available	Definition	Calculation
***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

Lowest
Level
Metric Name	Available	Definition	Calculation
***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***
Each process management report must be signed or published electronically by an authorized manager of Supplier. Supplier shall certify that the reports – other than information provided by WaMu which may be contained therein — are complete and accurate. Reports will be submitted in electronic format unless WaMu requests an alternate delivery mode with sufficient advance notice to permit timely reporting. The reports must be submitted no later than *** after the later of the close of the calendar month or WaMu providing the data templates. WaMu will provide Supplier with a dashboard reporting format for Supplier to use in connection with developing such reports. The report will include a concise executive summary with the following components:
(i)	Brief explanation of any variations between Supplier’s actual performance and the Service Level Requirements metrics identified in this Form of Service Agreement; and

(ii)	Forward-looking statement describing actions being taken to prevent any future variations.
Recognizing that it is often impossible to predict exactly what information may be necessary for reporting of Services, Supplier shall provide to WaMu *** as required ad hoc reporting capabilities to ensure the timely, quality delivery of all information required by WaMu. Ad hoc reports are requested through WaMu’s Delivery Management Team, and are generally available within two to four business days. Supplier’s Delivery Management will consult with WaMu to determine the optimal report content and format, and will also help anticipate information needs to minimize the need for ad hoc reports. If WaMu requests an ad hoc report and Supplier can demonstrate to WaMu’s reasonable satisfaction that providing such report will impose material (as reasonably determined by Supplier) cost on Supplier, the Change Control Procedures will apply.
D.	Technology Reporting Requirements. Within *** of the end of each calendar quarter during the term of the Agreement, Supplier shall provide a written report to WaMu containing at least the following information pertaining to Supplier’s use of WaMu Software and Tools:
(1)	A list of all WaMu hardware or equipment installed at the Service Locations, or at any other Supplier location (such as Supplier’s US POPs), containing the following:
(a)	Manufacturer and model name of hardware or equipment;

(b)	Serial number of equipment; and

(c)	Address where the hardware or equipment is located.
(2)	A list of all WaMu Software applications locally installed on Machines at the Service Locations, or at any other Supplier location (such as Supplier’s US POPs), containing the following:
(a)	Manufacturer and name of Software application;

(b)	Version number (if applicable);

(c)	Number of individual Project Staff users of such Software application (if applicable); and

(d)	Address where the Software is installed.
(3)	A list identifying the current number of Project Staff (as of the date of the report) who have access to the WaMu Software provided for use by WaMu via thin-client or other remote access to WaMu Systems.

A copy of the report required by this Section D shall be sent to:
***

Exhibit 4
Service Levels and Performance Credits
A.	General Principles:
1.	The Parties have prepared the Service Levels set forth in this Exhibit 4, and the Performance Credits payable upon their breach, with the aim that they be clear, concise and measurable, reflect WaMu’s business needs and incent the Supplier to provide the best service possible.

2.	The description of the Services set forth in this Exhibit 4 is not intended to and does not limit or exclude any Services described in the Agreement or in any other Schedule to the Agreement.

3.	Capitalized terms used and not defined herein have the meanings ascribed to such terms in Schedule 1 (Definitions) of the Master Agreement or Article 1 (Definitions) of the Service Agreement.
B.	Performance Credits
1.	Supplier’s *** to *** a Service Level constitutes a “***”.

2.	The Performance Credit payable for each *** is set out in each Service Level Table. The Performance Credit is a ***. *** means the *** to the Service Agreement (before deducting any credits to which WaMu is entitled) for the calendar month in which the *** occurred for which the performance credit is payable.

3.	Performance credits are calculated *** as indicated in the service level tables below, *** and ***.

4.	Each service level includes a separate measure of performance *** (“***”). Performance credits for failure to meet an *** service level are *** the amount of the performance credit for *** the applicable service level and are payable in lieu of the performance credit payable for *** the standard service level.

5.	To calculate the total performance credit due to *** for the applicable month, the amounts calculated for each service level or *** earned with respect to performance in such month, as further described above, will be totaled and such amount will be *** to *** on the next monthly invoice.

6.	***

7.	*** will notify *** if *** becomes entitled to a performance in accordance with *** standard *** procedures as set forth in the agreement. Performance credits will be calculated and reported as detailed in the service level table below.
C.	Service Level Tables

Supplier’s Service Levels are detailed in the following tables. Supplier agrees to meet all of these Service Levels.

Table C1 — Service Level Performance Targets

Regular or
			Baseline or		Incentives &		Incentive		Credit		Floating
Metric	Period		Target		Credits		Trigger		Trigger		SLA
***	*	**	*	**	*	**	*	**	*	**	*	**
***	*	**	*	**	*	**	*	**	*	**	*	**
***	*	**	*	**	*	**	*	**	*	**	*	**
***	*	**	*	**	*	**	*	**	*	**	*	**
***	*	**	*	**	*	**	*	**	*	**	*	**
***	*	**	*	**	*	**	*	**	*	**	*	**
***	*	**	*	**	*	**	*	**	*	**	*	**
***	*	**	*	**	*	**	*	**	*	**	*	**
***	*	**	*	**	*	**	*	**	*	**	*	**
***	*	**	*	**	*	**	*	**	*	**	*	**
***	*	**	*	**	*	**	*	**	*	**	*	**
Notes to Table C-1:

*	*** includes time necessary to perform ***.

**	Only *** of the SLA’s identified as “***” will apply in any given month. WaMu will provide Supplier with written notice of which SLA applies for such month.

***	A Service Level noted to be a “***” is an SLA with which Supplier must be in compliance in order to be eligible for any incentives, subject additionally to compliance with the particular SLA to which the incentive attaches.

++	For ***, availability of incentives – if any – is *** on achievement of the *** for this SLA, only, and is independent of compliance with the Qualifier SLA’s.
1.	*** Credits. In any given month, there shall be *** Credits to which Supplier may be subject, ***. To illustrate, if in a particular month the *** is also due as set forth in the table above, ***.

2.	***. If Supplier is requested to ramp up *** Supplier will be excused from *** set forth above for a period of *** minus the number of days advance notice Supplier was actually given for such request.

Table C2 — Service Level Performance Definitions

Metric Type	Definition		Frequency		Source
***	*	**	*	**	*	**
***	*	**	*	**	*	**
***	*	**	*	**	*	**
***	*	**	*	**	*	**
***	*	**	*	**	*	**
***	*	**	*	**	*	**
***	*	**	*	**	*	**
***	*	**	*	**	*	**
***	*	**	*	**	*	**
***	*	**	*	**	*	**
***	*	**	*	**	*	**
***	*	**	*	**	*	**
D.	Incentive and Credit Expectations
1.	Average Handle Time. WaMu will provide Supplier with the Average Handling Time targets, as well as minimum and maximum ranges for credit and incentives, respectively, as outlined in Table D.
Table D — AHT Score Matrix

Monthly		AHT
Target	Range Value	Rate/HR
***	***	***
	***	***
	***	***

Monthly		AHT
Target	Range Value	Rate/HR
***	***	***
	***	***
	***	***
2.	Supplier will adjust the monthly invoice, based on Supplier’s monthly AHT performance according to Table D and the following formula:

***
E.	AHT Written Action Plan
In the event that Supplier fails to meet the Performance Target for AHT, Supplier will deliver to WaMu a written “Action Plan” setting out Supplier’s proposed resolution of any issues or problems, including specific planned actions, owners and accountability, and detailed implementation timeline. Supplier will deliver such a plan to WaMu within *** of Supplier’s receipt of WaMu’s reports detailing Supplier’s site performance results.
F.	*** Survey
1.	WaMu will provide Supplier with the *** Survey targets, as well as minimum and maximum ranges for credit and incentives, respectively, as outlined in Table F.
Table F — *** Survey Score Matrix

Monthly		*** Survey
Target	Range Value	Rate/HR
***	***	***
	***	***
2.	***. Supplier will adjust the monthly invoice, based on Supplier’s monthly *** Survey performance according to Table F and the following formula:
***
3.	*** Survey Written Action Plan. In the event that Supplier fails to meet the Performance Target for *** Survey, Supplier will deliver to WaMu a written “Action

Plan” setting out Supplier’s proposed resolution of any issues or problems, including specific planned actions, owners and accountability, and detailed implementation timeline. Supplier will deliver such a plan to WaMu within *** of Supplier’s receipt of WaMu’s reports detailing Supplier’s site performance results.
G.	Resource Commitment
1.	Resource Commitment for the first *** of the Project Staff will be finalized based on mutual agreement by both parties *** in advance. Ramp up to additional Project Staff beyond *** will be finalized on mutual agreement *** in advance.

2.	WaMu will only pay up to ***% of scheduled hours.

3.	WaMu will only pay for ***.

4.	WaMu will provide Supplier with the required *** requirements, and requires Supplier to staff according to those requirements. Additionally, WaMu allows for the minimum and maximum ranges before applying Credit adjustments to Supplier’s monthly invoice, as outlined in Table G.
Table G — Schedule Index Score Matrix

Monthly
Target	Range Value	RC Rate/HR
***	***	***
	***	***
	***	***
	***	***
5.	WaMu will pay Supplier up to the maximum range of required *** Staffing schedules, as outlined in Table G above. Any interval level staffing fewer than ***% will be paid based on actual productive FTE staffed during that interval period. Productive FTE is calculated as (Productive hours per Interval x 2). WaMu will not be obligated to pay for Resources ***% in any interval. WaMu will pay the RC Incentive Rate of $***/HR if Supplier’s monthly resource commit is within the range noted in Table G. Supplier will issue WaMu a credit of $***/HR if Supplier’s monthly resource commit is ***%, as outlined in Table G. Application of the Credits and Incentives will be as set forth in H, below.

The Monthly Resource Commitment attainment calculation will average every interval for a given day. Each interval shall be counted based on Supplier’s actual resource commitment for such interval. Each day’s intervals shall be used to calculate an average for the day. The monthly average shall be the average of all daily averages in a given month. The final average on the last day of the month will determine Supplier’s Resource Commitment for purposes of this SLA.
H.	Resource Commitment Credit Calculation
1.	Supplier will adjust the monthly invoice, based on Supplier’s *** Resource Commitment (RC) performance according to Table G, above, and the following:
i.	Resource Commitment (RC) = Resource Commitment is the total Productive time for a half hour interval divided by the total time scheduled for an interval minus WaMu approved training and system downtime.

ii.	RC Cap = Sum of [(Total hours scheduled — WaMu approved training and system downtime) x ***%]

iii.	RC Cap Adj. Credit = Sum of [(RC Cap – Total Hours Scheduled) x Hourly Rate] for any *** that Resource Commitment > Resource Commitment Cap throughout the day

iv.	RC Minimum Credit = If less than *** of the intervals within a monthly invoicing period meet a *** Resource Commitment, WaMu will adjust Supplier’s monthly invoice based on Table 9 above.
I.	Resource Commitment Written Action Plan

In the event that Supplier fails to meet the Performance Target for Resource Commitment, Supplier will deliver to WaMu a written “Action Plan” setting out Supplier’s proposed resolution of any issues or problems, including specific planned actions, owners and accountability, and detailed implementation timeline. Supplier will deliver such a plan to WaMu within *** of Supplier’s receipt of WaMu’s reports detailing Supplier’s site performance results.

J.	Employee Retention
1.	Supplier will provide WaMu with monthly staffing reports that include number of production employees whose employment has been terminated.

Table J — Employee Retention Matrix

Annual		Employee
Retention		Retention
Target	Range Value	Rate/HR
***	***	***
	***	***
2.	*** Calculation. Supplier will adjust the monthly invoice, based on Supplier’s monthly *** performance according to Table J and the following formula:
***
3.	*** Written Action Plan. In the event that Supplier fails to meet the Performance Target for *** Result (see Table J) is less than the minimum target, Supplier will deliver to WaMu a written “Action Plan” setting out Supplier’s proposed resolution of any issues or problems, including specific planned actions, owners and accountability, and detailed implementation timeline. Supplier will deliver such a plan to WaMu within *** of Supplier’s receipt of WaMu’s reports detailing Supplier’s site performance results.
K.	***
1.	WaMu will provide Supplier with the *** Pct. targets, as well as minimum and maximum ranges for credit and incentives, respectively, as outlined in Table K.
Table K — *** Pct. Score Matrix

***
Monthly		Pct.
Target	Range Value	Rate/HR
***	***	***
	***	***
	***	***
2.	*** Incentive and Credit Calculation. WaMu will adjust Supplier’s monthly invoice, based on Supplier’s monthly *** Pct. performance according to Table K and the following formula:
***

3.	*** Written Action Plan. In the event that Supplier fails to meet the Performance Target for *** Pct. Result (see Table K) is less than the minimum target, Supplier will deliver to WaMu a written “Action Plan” setting out Supplier’s proposed resolution of any issues or problems, including specific planned actions, owners and accountability, and detailed implementation timeline. Supplier will deliver such a plan to WaMu within *** days of Supplier’s receipt of WaMu’s reports detailing Supplier’s site performance results.
L.	***
1.	WaMu will provide Supplier with the *** targets, as well as minimum and maximum ranges for credit and incentives, respectively, as outlined in Table L.
Table L — Fees Waived Score Matrix

Fees
Monthly		Waived
Target	Range Value	Rate/HR
***	***	***
	***	***
	***	***
2.	*** Incentive and Credit Calculation. WaMu will adjust Supplier’s monthly invoice, based on Supplier’s monthly *** performance according to Table L and the following formula:

***

3.	*** Written Action Plan. In the event that Supplier fails to meet the Performance Target for *** Result (see Table L) is less than the minimum target, Supplier will deliver to WaMu a written “Action Plan” setting out Supplier’s proposed resolution of any issues or problems, including specific planned actions, owners and accountability, and detailed implementation timeline. Supplier will deliver such a plan to WaMu within *** of Supplier’s receipt of WaMu’s reports detailing Supplier’s site performance results.
M.	*** to WaMu Pct
1.	WaMu will provide Supplier with the *** Pct. targets, as well as minimum and maximum ranges for credit and incentives, respectively, as outlined in Table M.

Table M — *** Pct. Score Matrix

Escalation
Monthly		Calls Pct.
Target	Range Value	Rate/HR
***	***	***
	***	***
	***	***
2.	*** Incentive and Credit Calculation. WaMu will adjust Supplier’s monthly invoice, based on Supplier’s monthly *** Pct. performance according to Table M and the following formula:
***
3.	*** Written Action Plan. In the event that Supplier fails to meet the Performance Target for *** Result (see Table M) is less than the minimum target, Supplier will deliver to WaMu a written “Action Plan” setting out Supplier’s proposed resolution of any issues or problems, including specific planned actions, owners and accountability, and detailed implementation timeline. Supplier will deliver such a plan to WaMu within *** of Supplier’s receipt of WaMu’s reports detailing Supplier’s site performance results.
N.	System Availability
1.	WaMu requires that Supplier provides the required systems and network architecture, infrastructure, workstation, and necessary equipment and technology support to facilitate service availability and minimize the impact to service interruptions.

2.	WaMu requires the same level of support and performance from Supplier as it does from its own internal technology team and other external providers. The targets for System Availability, also referred to as Service Availability, are outlined below.

3.	Voice Service Availability Target. Voice Service Availability is the ability to deliver a call across Supplier’s managed and controlled infrastructure, which may include elements such as domestic and international circuits, ATM network equipment, PBX/ACD, intelligent call routing systems. Incidents that impact availability for voice service include, but are not limited to, PBX/ACD system downtime and/or loss of routing control, domestic or international circuit outages, and network equipment failure. Downtime directly related to the failure or malfunction of WaMu equipment is not included in the calculation and does not adversely impact Supplier’s Availability measurements.

i.	International Voice Service Availability Target: *** %

ii.	Domestic Voice Service Availability Target: *** %
4.	Data Service Availability Target. Data Service Availability is the ability to deliver IP communications across Supplier’s managed and controlled infrastructure, which may include elements such as domestic and international circuits, ATM network equipment, routers, LAN switches, and firewalls. Incidents that impact data service availability include, but are not limited to circuit outages (where no redundancy exists), and network equipment failure. Downtime directly related to the failure or malfunction of WaMu equipment is not included in the calculation and does not adversely impact Supplier’s Availability measurements.
i.	International Data Service Availability Target: *** %

ii.	Domestic Data Service Availability Target: *** %
5.	Supplier is required to follow WaMu’s Problem Management and Change Control process to minimize any negative impact to System Availability.

6.	Network Availability Written Action Plan. In the event that Supplier fails to meet the Performance Target for Network Availability Target (see table Supplier will deliver to WaMu a written “Action Plan” setting out Supplier’s proposed resolution of any issues or problems, including specific planned actions, owners and accountability, and detailed implementation timeline. Supplier will deliver such a plan to WaMu within *** of Supplier’s receipt of WaMu’s reports detailing Supplier’s site performance results. If Supplier fails to provide an action plan and take the necessary steps to resolve this situation, then WaMu has the right to exercise the Termination for Cause section of the Master Service Agreement.
O.	***
1.	WaMu will provide Supplier with the *** targets, as well as minimum and maximum ranges for credit and incentives, respectively, as outlined in Table O.
Table O — *** Score Matrix

***
Target	Range Value	Rate/HR
***	***	***
	***	***
	***	***

2.	*** Incentive and Credit Calculation. WaMu will adjust Supplier’s monthly invoice – limited to the month in which the survey is taken notwithstanding that the measurement period is semi-annual — based on Supplier’s *** performance according to Table O and the following formula:
***
3.	*** Written Action Plan. In the event that Supplier fails to meet the Performance Target for *** Result (see Table O) is less than the minimum target, Supplier will deliver to WaMu a written “Action Plan” setting out Supplier’s proposed resolution of any issues or problems, including specific planned actions, owners and accountability, and detailed implementation timeline. Supplier will deliver such a plan to WaMu within *** of Supplier’s receipt of WaMu’s reports detailing Supplier’s site performance results.
P.	Operational Audit
1.	WaMu will provide Supplier with the WaMu Audit targets, as well as minimum and maximum ranges for credit and incentives, respectively, as outlined in Table P.
Table P — WaMu Audit Score Matrix

WaMu
Audit
Annual Target	Range Value	Rate/HR
***	***	***
	***	***
	***	***
2.	*** and Credit Calculation. *** will adjust *** invoice – for the *** in which the Operational Audit was completed notwithstanding that the measurement period is *** — based on *** according to Table P and the following formula:

***
3.	WaMu Operational Audit Written Action Plan. In the event that Supplier fails to meet the Performance Target for WaMu Audit Result (see Table P) is less than the minimum target, Supplier will deliver to WaMu a written “Action Plan” setting out Supplier’s proposed resolution of any issues or problems, including specific planned actions, owners and accountability, and detailed implementation timeline. Supplier will deliver such a plan to WaMu within *** of Supplier’s receipt of WaMu’s reports detailing Supplier’s site performance results.
Q.	Service to Sales (Cross-Sell)

A critical success factor for WaMu’s call centers is cross-selling. Supplier will be measured as it relates to cross-selling under the following guidelines:
1.	Performance incentives will not be available unless Supplier meets the minimum offer rate in a given month. The offer rate is the percentage of eligible calls in which a cross-selling offer is extended to an existing customer. For this purpose, an eligible call is one in which a cross-selling opportunity is identified to the CSR as available to the particular customer on WaMu’s system.

2.	In a given month, Supplier’s offer rate must be greater than or equal to ***% of the total eligible calls handled by Supplier in order to qualify for the incentive.

3.	***

4.	For offers that result in new accounts, the following table illustrates Supplier’s incentives:

Monthly		Service to
Target	Range Value	Sales
***	***	***
	***	***
	***	***
	***	***

5.	For purposes of the incentive, an “Acceptance” or “Accepted Offer” occurs when a WaMu customer indicates interest in an offer originated via the Project Staff, and the customer is successfully transferred to WaMu’s National Direct Sales (NDS).

6.	WaMu will provide Supplier with sufficient data to identify the number of Accepted Offers initiated by Project Staff and shall pay the Payout Amount indicated in the table above. Payment should occur the month following the close of the transaction.

7.	*** Supplier shall make available to WaMu for audit purposes its records of such payments to members of the Project Staff.

Exhibit 5
Customer Satisfaction Surveys
Supplier will conduct an internally generated survey twice a year and shall cooperate with a survey generated by a third party designated and retained by WaMu once a year.
Supplier shall provide the content (including the criteria for determining acceptable results) of each such survey to WaMu no later than *** prior to its intended issuance. WaMu shall provide its formal written approval of the content of the survey within *** prior to the scheduled issuance of the survey, which consent shall not be unreasonably withheld.
The target audience for the survey will be WaMu’s functional Business Owners of the outsourced processes and the applicable WaMu vendor oversight personnel.
The survey results applicable to WaMu’s Supplier outsourced services will be shared with WaMu’s Executive Management Team defined in Exhibit 12 (Governance).
If any of the results of such satisfaction surveys do not meet or exceed the criteria for acceptable results, the following steps will be taken:
a.	The Supplier will to prepare an improvement plan to address the objective concerns raised in the satisfaction survey and, submit the survey improvement plan to WaMu for approval within *** after Supplier’s receipt of the survey results;

b.	WaMu will review such improvement plan and provide any recommended amendments to such plan within *** of WaMu’s receipt of the plan;

c.	Supplier will revise and resubmit such plan to WaMu for its further review within *** of receipt of amendments from WaMu; and

d.	Once approved by WaMu, Supplier will implement such plan.

Exhibit 6
Service Locations
1.	Supplier agrees to provide the Services described in this Agreement from the following location, and such further location(s) as approved in writing by WaMu:
Address:
***
Facility Contact Person – ***
Phone Number – ***
Fax Number – ***
2.	Services Location and Third Party Vendor / Competitor. If Supplier intends to provide the Services from an environment that Supplier shares with a third-party vendor, or from which Supplier also provides services to a client that is (or becomes) a WaMu Group Competitor, then, before providing (or continuing to provide) the Services from that environment, Supplier shall develop processes, procedures, and physical restrictions reasonably satisfactory to WaMu to ensure that no third-party vendor personnel, and no Supplier personnel dedicated to providing services to another Supplier customer, may gain access to any of WaMu’s Confidential Information. Alterations to processes, procedures and/or the physical environment that directly impact WaMu’s operations must be approved by WaMu, All costs associated with isolating the WaMu account and environment shall be borne by Supplier.

Exhibit 7
Key Personnel
Key Personnel, as defined in the Master agreement, are as follows:
Ongoing Operations:
Account Manager – ***
Client Operations Head – ***
Operations Manager – ***
Process #1 Supervisor– ***
Program Director – ***
Transition Operations:
Transition Manager – ***
Account Manager – ***
Client Operations Head – ***
Operations Manager – ***
Process #1 Supervisor– ***

Exhibit 8
Business Continuity and Disaster Recovery
1.	Disaster Recovery and Business Continuity
Supplier agrees to provide WaMu with documentation of its disaster recovery strategy and/or capability within *** of the Agreement Effective Date. This description will address actions to be taken in the event of an extended outage of service. (Such an outage could be caused by a number of events ranging from technical hardware/software/network related malfunctions to a catastrophic disaster.) The description shall address:
A.	Risk avoidance and disaster prevention provisions in place (e.g. physical security systems, fire protection / suppression systems, equipment spare parts on-site, Uninterrupted Power Supply (UPS) and backup generators, etc.).

B.	Recovery time frames (In the event of an outage, how many hours until service will be restored? In a worst-case scenario, define the maximum allowable downtime).

C.	Data backup and off-site storage process.

D.	Lost customer data / data in progress recovery.

E.	Service recovery strategy (e.g. internal/redundant backup, commercial hotsite backup, equipment “quick ship” agreements with other vendors, etc.).

F.	Notification process.

G.	Recovery testing processes (How many recovery tests per year? Is WaMu involved in recovery testing?).

H.	Recovery Plan maintenance (Who maintains the recovery plan? How frequently is it reviewed and/or updated as a result of technical / product / service changes?).

I.	Define recovery roles and responsibilities assumed by Supplier and WaMu.

J.	In addition to any other obligations articulated in this Exhibit 8, Supplier will be responsible for the following:
i.	Develop and document a testing methodology plan and schedule of critical dependencies (i.e. locations, technology, people and vendors) that will conduct testing in 2006 and provide test results to WaMu. Testing methodology plan will, at a minimum, address Program Components, Plan Components, Criteria, and Dependencies
2.	Testing Frequency and Methodology
Supplier will be responsible for testing methodology and plans, as described in Section 1 of this Exhibit 8, within *** of Agreement Effective date and every subsequent *** the agreement is in effect. Supplier will provide WaMu with adequate test results to demonstrate processes are effective and meet WaMu’s current Business Continuity and Disaster Recovery requirements.

WaMu, at its sole discretion, reserves the right to update Business Continuity and Disaster Recovery requirements and Supplier will provide proof, upon request, of adherence to WaMu requirements. Supplier’s costs associated with such revised Business Continuity and Disaster Recovery requirements, if any, will be addressed in the same manner as costs in connection with an adjustment to Service Levels pursuant to Section 5.2(B) of the Master Agreement.
3.	Other Requirements
     In addition to requirements described in Section 1 and 2 of this Exhibit 8, Supplier will be responsible for the following:
A.	Address and mitigate all risks, to WaMu’s satisfaction and as documented in WaMu’s Risk Acceptance Mitigation (RAM) document and attached as Attachment 1 to this Exhibit 8 “Risk Acceptance and Mitigation”

B.	Supplier will address and mitigate, to WaMu’s satisfaction, all risks identified in Attachment 2 to this Exhibit 8 “Vendor Continuity Assessment Summary.”

Attachment 1 to Exhibit 8 — Risk Acceptance and Mitigation
The document entitled “Risk Acceptance and Mitigation – PeopleSupport, Manila”, WaMu TSG Enterprise Risk Services, Vendor Security Assurance Services, is incorporated by this reference as though fully set forth herein.

Attachment 2 to Exhibit 8 — Vendor Continuity Assessment Summary (VCAS)
The Vendor Continuity Assessment dated February 7, 2006, is incorporated by this reference as though fully set forth herein.

Exhibit 9
Step-In Events
1.	Step-In Events. WaMu shall have the rights set forth in this Exhibit 9 and in Section 8.6 of the Master Agreement upon the occurrence of the following events (the “Step-In Events”):
(a)	The making of an assignment for the benefit of creditors by Supplier;

(b)	(i) The determination by a court of competent jurisdiction or an arbitrator that Supplier is bankrupt, or (ii) an admission by Supplier that it is bankrupt, or (iii) Supplier applying for or consenting to the appointment of, or the taking of possession by a receiver, custodian, trustee, or liquidator of itself or all or the substantial part of its property, or (iv) Supplier enters any proceedings under the Bankruptcy Code (with the exception of Chapter 11 proceedings provided that Supplier continues to provide the Services during such proceedings);

(c)	The sale of Supplier or a merger in which Supplier is not the surviving party if the acquiring or surviving party in such sale or merger does not assume Supplier’s rights and duties under this Agreement;

(d)	The liquidation of Supplier or Supplier’s failure to continue in its current business;

(e)	The failure by Supplier to provide the Services for a period of ***, other than as the result of a Disaster or Force Majeure;

(f)	The OTS or another Governmental authority with jurisdiction over WaMu directs WaMu to Step-In as the result of an audit; or

(g)	Supplier’s *** is *** or more for two consecutive months.
2.	Step-In Rights. Upon the occurrence of a Step-In Event, WaMu shall have the rights set forth in this section 2, together with any other rights set forth in the Master Agreement. Subject to WaMu providing written notice to Supplier that it is exercising its Step-In rights, WaMu may:
(a)	***;

(b)	*** or

(c)	***
3.	Supplier Notice Obligation. Supplier shall provide WaMu with written notice of the occurrence of a Step-In Event within *** of the occurrence of such event. Supplier shall undertake all commercially reasonable efforts to assist WaMu in the exercise of its Step-In Rights.

Exhibit 10
WaMu Operational Responsibilities and WaMu Resources
1.	WaMu Operational Responsibilities:
WaMu will have the following operational responsibilities and provide the following resources:
A.	WaMu will keep Supplier advised regarding WaMu’s anticipated needs for ramp up or ramp down in Supplier staffing to meet projected long-term needs. WaMu will provide interval staffing requirements with the final monthly forecast as of the last day of each month for the month following the subsequent month.

B.	WaMu will provide the daily call minutes statistics on AHT for both WaMu and Supplier, reported by center.

C.	WaMu will permit Supplier’s internal quality monitoring team to participate in regular meetings with WaMu’s quality monitoring staff in order for Supplier’s team to calibrate its performance with WaMu’s internal quality standards. WaMu will provide Supplier quality scores by CSR and by center each month and will provide mid-month status reports when possible.

D.	WaMu will provide monthly VOCALS reports (or successor program) showing feedback on Customer Loyalty scores for all centers.

E.	WaMu will provide all training materials to Supplier in a timely fashion, to support Supplier’s training function. WaMu will cooperate as reasonably requested to incorporate recommendations and modifications of training materials and training tools. Supplier will have each trainer certified by WaMu prior to conducting a new-hire training class.

F.	Project Staff Forecasting. WaMu’s Workforce Management team (WFM) will provide schedule information to Supplier as follows:
i.	WaMu will provide a rolling requirement to Supplier at the intervals specified in.1(A), above. The requirements will provide the number of Productive Hours required in *** intervals. Further, Supplier will have all schedules finalized and entered into eWFM system *** after receipt of WaMu’s requirements.
2.	WaMu Technology Responsibilities
WaMu will provide the Software and Tools identified in the tables below in support of Supplier’s provision of the Services. WaMu may amend the configuration of Software and Tools in its sole discretion during the term of the Agreement.

WaMu’s primary focus is to build an environment using *** which supports the application environment, secures the remote desktop, adequately addresses application latency, and reduces the bandwidth required to support Supplier’s provision of the Services.
A. Telecommunications: Voice and Data Networking

Ownership &
Description	Responsibility	Technology Specifications
Primary and Secondary Data Circuits to connect WaMu BPN to Supplier Operating Location Domestic POPs	WaMu	***

The initial Supplier connection points for the data services will be at the *** data center locations. The recommended connectivity into each of the Supplier data centers is a dual switching/routing configuration in support of using the Supplier provided international backbone. A diversified path will be implemented, extending from the WaMu network into the each of Supplier’s data centers. WaMu will provision *** to support its data connectivity requirements, one as a primary and one as a secondary route & supporting overhead if required. Supplier will provide *** one from each of their POPs) extending from the US to the Philippines. It is WaMu’s intent that data traffic will be load balanced through each of the Supplier data centers.

*The first set of integration activities will be completed at the *** will be reviewed and implemented at a later date and will not be included in the first phase of the offshoring initiative.

Primary and Secondary Voice Transport to connect WaMu BPN to Supplier Domestic POPs	WaMu	The WaMu voice transport will be provided over a dedicated data circuit and all telephony/contact center routing will be *** provided by either ***. The configuration will be *** with one dedicated to each Supplier POP.

The initial Supplier connection point for the voice services will be in data center located at the ***. The anticipated connectivity into the *** center is *** extending from the WaMu environment. Supplier’s data center switching/routing configuration in support of the international backbone to be provided by Supplier is articulated in Exhibit 13. A diversified path will be implemented from the WaMu environment into the Supplier data center environments. Supplier will then provide resilient paths from *** using a diversified service provider approach, as set forth in Exhibit 13.

*The first set of integration activities will be completed at the ***; the secondary location in *** will be reviewed and implemented at a later date and will not be included in the first phase of the offshoring initiative.

B. Infrastructure Equipment: Voice, Data and Contact Center

Ownership and
Description	Responsibility	Technology Specifications
Data Network Infrastructure (Switches and Routers)	WaMu	The BPN infrastructure and the router/switch/firewall configurations at the EDC and the domestic POP supporting the WaMu data and voice network connections.

In-Queue Messaging	WaMu	WaMu will coordinate the in-queue messaging and customer interaction scripts that will be automated with the ACD system.

Music-On-Hold	WaMu	WaMu will provide the Music-On-Hold scripting and the Music-On-Hold device, as the Supplier will provide a secondary Music-On-Hold interface for the integration.

ACD Routing Schema: Naming Conventions, Route Steps, and Call Transfer Paths	WaMu	WaMu will define the ACD Routing Schema for the Philippines integration which includes:
Naming Conventions, Route Steps, and Call Transfer Paths. The configuration requirements that drive effective ACD Routing Schema will be installed on the Supplier’s *** environment.

Solution Storage ***	WaMu	The storage requirement for the *** solution will leverage the existing WaMu SAN environment.

Thin Client *** Active / Passive	WaMu	The *** solution has been selected versus ***.

Server Infrastructure for ***	WaMu	WaMu servers will support the *** deployment.

*** Multi-Site Routing	WaMu	WaMu is to provide the *** software licensing and infrastructure components.
*** multi-site routing infrastructure components will be used. The *** integration (Peripheral Gateways) are to be installed at the Supplier’s *** data center location.
C. Application Software

Description	Responsibility	Technology Specifications
IBM Personal Communications 5.5.1 & WMI_Pcomm_config_1.0	WaMu	*** Computing Environment

ECC Online Manual	WaMu	*** Computing Environment

*** TOB	WaMu	The standard integrated *** desktop will be used as the customer interaction software interface.

Description	Responsibility	Technology Specifications
***	WaMu	WaMu is to provide the *** software licensing and infrastructure components. The technologies will be integrated with the Supplier *** system installed at the Supplier’s *** data center location.

The Witness solution will be integrated at the *** data center location and integrated with the Supplier’s *** system.

***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

Description	Responsibility	Technology Specifications
The Aspect RTA servers will integrate with *** system at Supplier’s *** data center location.

***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
3. Miscellaneous WaMu Obligations.

A.	Without limiting any obligations under Exhibit 12 (Governance), WaMu and Supplier will provide each other with comprehensive lists of their primary and back-up contacts as well as escalation procedures for operations, systems and phone routing issues.

B.	WaMu shall promptly review any written restrictions and procedures Supplier may prepare and deliver, in compliance with Section B of Exhibit 2 (Transition), with respect to Services Supplier proposes to provide from any of the environments specified in such Section.

C.	Provide “WaMu-branded” materials for Supplier call center environment and provide Supplier with WaMu newsletters and other corporate communications in its sole reasonable discretion.

D.	Provide Supplier with WaMu guidelines for handling non-English Calls.

Exhibit 11
Fees
INTRODUCTION
1.	This Exhibit 11 sets forth the terms and conditions for the pricing and invoicing of Fees and other amounts payable by WaMu to Supplier, and the crediting of certain amounts against such payments, pursuant to the Agreement. The terms and conditions set forth herein are in addition to, and not in lieu of, the terms and conditions set forth in Article 10 (Fees and Payment) of the Master Agreement.

This Exhibit 11 consists of the following parts:
I.	Implementation Fees

II.	Baseline Pricing

III.	Price Adjustments

IV.	Pass-Through Expenses

V.	Invoicing
2.	In this Exhibit 11, a Fee payable for Services priced by unit is payable for the Supplier correctly processing the applicable item(s), or otherwise delivering the applicable Services, in accordance with the Services set forth in Exhibit 1 (Scope of Services) and the Service Levels set forth in Exhibit 4 (Service Levels and Performance Credits).

3.	The ongoing Fees payable with respect to ongoing Services in each month shall be calculated as the sum of:
(a)	***

(b)	***

(c)	***

(d)	***

(e)	***

(f)	***

(g)	***
4.	All pricing provided by Supplier with respect to *** and pricing in all *** shall be consistent with this Exhibit 11, including volume-based discounts and hourly rates.

5.	The Fees set forth in this Exhibit 11 are intended in the aggregate to compensate Supplier for all costs incurred and resources used in providing the Services. Supplier acknowledges and agrees that taxes due on the Services in accordance with Article 11 (Taxes) of the Master Agreement, WaMu shall *** for any Services, management, production, operational support and other services relating or incidental to the performance of the Services.

6.	No *** of any kind will be due under this Service Agreement, and WaMu shall not be obligated therefore, until such time as WaMu issues the Commencement Notice as described in Section 4.4 of the Service Agreement.

* * *
I. IMPLEMENTATION FEES
A.	Implementation training will not exceed *** or *** per Project Staff hired by Supplier. Implementation training will be provided at the Training rate specified in the below table.

Classification	Definition	Productive Hour Rate
Training	Initial WaMu specific training required to staff up to *** employees	***
B.	Any and all other implementation fees will be the sole responsibility of Supplier.
II. BASELINE PRICING
A.	Supplier Rate Card

Classification	Definition	Productive Hour Rate
***	***	***
***	***	***
Training	Initial WaMu specific training required for adding additional capacity (e.g., the *** employee)	***
B.	*** will not be charged to WaMu until such time that Supplier Project Staff is *** or is *** into the *** and ***.

C.	The incentive / credit model outlined in Exhibit 4 will not apply for *** following Supplier handling its *** call and with respect to each *** thereafter, as set forth in Exhibit 4(G).

D.	WaMu will pay for Productive Hours only. For this purpose, “Productive Hours” will be measured using ACD data . Time counted as Productive Hours is limited to the following:
i.	***

ii.	***

iii.	***

iv.	***

v.	***
E.	WaMu will not pay for Non-Productive Hours. Non-Productive Hours are defined as follows:
i.	Idle/Aux time – should only be used in the case of system-related issues that directly impact an agent’s ability to provide service.
F.	If Supplier exceeds maximum range of staff attainment of ***% in an interval, WaMu will ***% for such interval. WaMu will develop a daily report that contains a calculation of hours and minutes of overstaffing at any interval. The total of these hours should not be billed to WaMu.

G.	All basic customer service representative, communication and cultural, and language training will be provided solely at Supplier expense.

H.	Supplier will be responsible for all training costs associated with Project Staff attrition. To illustrate: *** Project Staff are required and WaMu has paid the hourly rate of $*** for training for all *** members of the Project Staff. Due to attrition, Supplier must hire and train *** additional personnel to maintain the Project Staff at ***. WaMu will not be obligated to pay any fees for training hours incurred by such additional *** personnel.
III. PRICE ADJUSTMENTS
There shall be *** adjustments to price during the term of this Service Agreement.
IV. PASS THROUGH EXPENSES
A.	Insurance. WaMu will pay up to *** during each year of the Term of this Service Agreement and the Tail Period (as described below) toward Supplier’s costs of Crime insurance, provided, however, that (a) WaMu will not pay any amounts toward coverage limits greater than ***; (b) WaMu will not pay any amounts toward coverages other than Crime insurance coverage; (c) WaMu will not pay any amounts towards Supplier’s first

***	of Crime coverage; (d) WaMu will not pay any amount greater than Supplier’s actual premium expense incurred to obtain such insurance; and (e) WaMu shall not have any obligation under this paragraph during the Term of Service Agreement No. 2 (i.e., WaMu’s obligations with respect to insurance in this paragraph are in the alternative to WaMu’s obligations with respect to insurance in Section V(B)(ii) of Service Agreement No. 2, and not in addition to such obligations).

To avail itself of payment under this provision, Supplier shall be required to provide proof of premium payment as well as the cost which would have been incurred to obtain Crime insurance with a coverage limit of ***. For purposes of this provision, the Tail Period shall be one year after any Termination of this Service Agreement other than Termination pursuant to Section 20.4 (Cause), subsection (A) of Section 20.5 (Termination for Adverse Financial Condition), Section 20.8 (Insolvency), or under Section 20.9 (in respect of Section 8.1 (Disaster Recovery)) of the Master Agreement, in which case WaMu shall have no further obligation. For avoidance of ambiguity, this provision has no effect on the minimum insurance coverages Supplier is obligated to maintain under Section 25 of the Master Agreement.

B.	Expenses. Out of town travel expenses that are pre-approved in writing and are reasonable and necessary shall be reimbursed at ***. In no event will WaMu pay for travel time. Airfares must be at coach rates, although Supplier may choose to upgrade at its own expense. Where practical, airfares shall be booked at least *** in advance. Daily meal allowance is *** per day (***) per Supplier personnel providing Services hereunder. Ground transportation will be reimbursed at actual cost, not to exceed *** per Supplier personnel per day. Unless otherwise agreed in writing, hotels shall be reserved using WaMu’s designated hotels where discounts have been negotiated.
V. INVOICING
No later than *** after the last day of each calendar month in the Term, the Supplier will issue to WaMu an invoice for all Fees due for Services performed during that month. Within *** after WaMu’s receipt of each invoice, the Delivery Managers shall conduct a review of such invoice. The Supplier’s invoice shall provide such detail as requested by WaMu from time to time. At a minimum, such invoice shall set forth the following:
1.	Fees and Incentives with respect to each of the items identified in the Introduction to this Exhibit 11;

2.	For any invoice as to which price adjustment first takes effect, the detail regarding the Suppliers calculations in applying the price adjustments as stated in Part III of this Exhibit 11;

3.	For Ongoing Fees, which are based on a per unit consumption or other data, the unit level (e.g. loan level) details of all such data for the month invoiced;

4.	Any Performance Credits or Deliverable Credits to which WaMu has become entitled based on Services in such month, including sufficient detail for WaMu to confirm that the Supplier’s calculation of such Performance Credits conforms to applicable terms of the Agreement and Exhibit 4 (Service Levels and Performance Credits);

5.	For any Pass-Through Expenses included in the invoice, detail regarding each such expense and copies of applicable invoices from, and documentation of the Supplier’s payment to, third-party suppliers or service providers; and
Each payment of invoiced amounts shall be made, to the extent feasible using WaMu’s accounts payable systems, by electronic funds transfer to the ABA and routing numbers provided by the Supplier in writing and, to the extent not feasible using WaMu’s accounts payable systems, by delivery of a check to the address set forth in the Agreement. All such amounts shall be invoiced and payable in United States dollars. WaMu may deduct from invoiced amounts all or part of any amounts to be reimbursed to WaMu, amounts disputed in good faith by WaMu and amounts otherwise payable to WaMu under the Agreement or any Schedule to the Agreement.

Exhibit 12
Governance
Services under this Services Agreement shall be governed by Schedule 6 (Governance) to the Master Agreement, as supplemented by this Exhibit 12. For purposes of these Service, the members of the DMT, RMT, and ERT are as follows:
Nothing in this Exhibit 12 shall relieve the Parties of any obligations under the Agreement. For purposes of this Exhibit 12, a Subcontractor of Supplier is not considered another “service provider” of WaMu separate and apart from Supplier.
1.	Delivery Management Team

The Delivery Management Team (“DMT”) will be comprised of the following Operations Managers and their successors as appointed from time to time by written notice from the Party replacing its Operations Manager.
WaMu: ***
Supplier: ***
2.	Relationship Management Team

The Relationship Management Team (RMT) will be comprised of the following individuals, representing WaMu and Supplier, respectively:
WaMu: ***
Supplier: ***
3.	Executive Review Team

The Executive Review Team (ERT) will be comprised of the following individuals:
WaMu: ***
Supplier: ***

Exhibit 13
Supplier Software and Supplier Tools
The Software and Tools identified in the tables below will be provided by Supplier and integrated to the extent required to provide an end-to-end technology solution to provide the Services in an efficient and effective manner, and in compliance with the Service Levels.
WaMu has a structured Change Management process, to which Supplier will be obligated to adhere, without exception, to coordinate changes in the Supplier environment that will or may reasonably be expected to impact WaMu business operations, technical integrations, or application performance.
Requirements include: descriptions, ownership & responsibility, line-item technology specifications, and summary detail of Software and/or Tools that must be integrated by Supplier. The primary intent is to build an environment using (***) which supports the WaMu application environment, secures the remote desktop, adequately addresses application latency, and reduces the bandwidth required to support the Services.
A. Telecommunications: Voice and Data Networking

Ownership &
Description	Responsibility	Technology Specifications
Primary and Secondary Data Circuits from Supplier Domestic POPs to Philippines Service Location	***	The *** international backbone is comprised of multiple providers *** for data circuit connectivity. The configurations are such that they will provide both a primary and secondary path using a diversified vendor approach. There are to be a total of *** supporting data traffic to the Philippines, one extending from each of the Supplier POP locations to the Service Location.

The Supplier’s international backbone is comprised of multiple service providers *** Each of the service providers has a presence at both the *** Supplier data center locations. The configurations will provide for redundant switches and routers in each of the data centers, and transverse the Supplier’s international backbone using a diversified approach with the selected carriers. The data traffic will be load balanced to each of the Supplier’s domestic POPs and subsequently transverse the international backbone using a load balancing configuration. WaMu will be afforded the opportunity to present and recommend its vendor of choice.

Primary and Secondary Voice Circuits to connect Supplier Domestic POPs to Philippines Service Location	***	The *** international backbone is comprised of multiple providers *** for voice/data circuits. The configurations are such that they provide both a primary and secondary path using a diversified vendor approach. The voice solution and services, mirror the data network connectivity using the Supplier provided *** solution that and the traffic partitioned over two carriers to provide resiliency for the call routing over the Supplier’s international voice backbone services. A total of *** compression will be used to provide the voice connectivity from the Supplier’s *** POP to the ***.

Ownership &
Description	Responsibility	Technology Specifications
The Supplier’s international backbone is comprised of multiple service providers *** Each of the service providers has a presence at both the *** Supplier data center locations. The voice services will be routed to the Supplier’s *** POP and the traffic will be controlled and routed through the Supplier’s *** platform, and then transverse the Supplier’s international backbone using a diversified service provider approach.

*** In-Country Local Loop circuits required to extend the Supplier’s Long-Haul Services (Data)	***	The *** will procure the *** In-Country local loop required to extend the WaMu Long-Haul Services and the local phone calling support.
B. Infrastructure Equipment: Voice, Data, and Contact Center

Ownership and
Description	Responsibility	Technology Specifications
Data Network Infrastructure (Switches and Routers)	***	*** router/switch configurations at each of the domestic POPs are required to support the dual redundant path connections to the *** Service Location.

ACD	***	The voice/contact center system is an *** system will be integrated into the *** environment located in *** configuration connecting with an *** in the *** to convert the analog voice call to digital services.

LAN Infrastructure	***	The *** is providing the LAN data networking equipment, patch cords, and the services necessary for the build out of the *** location.

Facilities Cable Infrastructure	***	The *** will be responsible for completing the cable infrastructure builds for voice, data and general telecommunications services – this includes the cubes, MDF, and IDF locations.

Voice System (Survivable Server)	***	*** will provide the *** local survivable server that allows for local calling services. (This solution is planned for longer term and the timeframe remains TBD).

Music-On-Hold (Devices and Messaging)	***	The Music-On-Hold solution will be provided by ***, and will be integrated with the call queuing environment on Supplier’s *** ACD System.

Ownership and
Description	Responsibility	Technology Specifications
Call Center Message Boards (Infrastructure, Connectivity, and Purchase of Message Boards)	***	At its discretion, *** will procure a message board solution equivalent to the WaMu standard(s). The current WaMu standard is *** solutions, with an IP Interface and Messaging Server. Supplier will procure and integrate the required technologies at the *** Service Location. The integration activations will include: 1. Positioning of the boards, 2. Cabling, 3. Power, 4. Installation, and 5. Testing.

Local Network, Agent and Supervisor Printers; Fax Machines	***	*** will provide the appropriate local network printers (based on WaMu specifications), as well as agent and supervisor printers, and fax machines as appropriate to ensure resource productivity and achieve the agreed upon Service Levels.

Personal Computer	***	*** will provide desktop workstations meeting WaMu’s specifications, as follows:
*** monitors for use by the call center agents.
* The WaMu desktop standard model *** is no longer in full production GA. There are alternative models under review to replace the ***, the selected alternative will be *** manufactured systems and have equivalent functionality as provided by the ***.

Telephones	***	*** will provide *** phones. Supplier is targeting to use its existing PSAX solution in support of the voice MUX/Compression for moving call traffic to the ***.
C. Application Software

Description	Responsibility	Technology Specifications
Internet Browser	***	*** will provide the Internet Browser, as specified by WaMu, as part of the standard desktop O/S configuration.

The specific configuration of the Internet Browser components necessary to support the WaMu business remains under discussion between WaMu and Supplier technology teams. Final configuration will be determined in WaMu’s sole reasonable discretion. It is expected that all Internet traffic from the *** Service Location will be through the WaMu enterprise.

Witness (eQuality), *** Multi-Site Routing, Computer Telephony Integration, Workforce Management	***	The *** will provide the technical requirements and services on the *** equipment necessary to integrate each of the noted applications.

Exhibit 14
***
1.	In the event that WaMu terminates this Services Agreement during the Initial Term, WaMu shall pay supplier *** as set forth Section 21.1 of the Master Agreement and this Exhibit 14.

2.	All Machines procured by Supplier for use solely in connection with the WaMu account and eligible for *** are set forth in the following table:

Item Description	Cost
***	***
***	***
***	***
***	***
***	***
***	***
Please note that *** above do not include *** associated with the build-out of voice redundancy to Supplier’s *** site. If a decision is made to build-out voice-based redundancy, the parties will negotiate in good faith with respect to *** associated with such redundant location.
3.	In the event of WaMu’s termination, if Supplier wishes to obtain payment for ***, Supplier will provide WaMu with written notice of its election to do so. Supplier may elect to retain for its own use the Machines set forth in the table in Section 2 in lieu of seeking ***.

4.	Upon payment of the ***, Supplier ***. If Supplier is not able to do so, the Machines shall not be eligible for *** payments. Further, Supplier shall cooperate with *** of the Machines, including arranging for *** and the like without *** (other than *** for ***, etc. if ***).

5.	Basis for Payment

All Machines listed in the table in Section 2 will be depreciated on a *** straight line depreciated basis. As ***, WaMu will pay the depreciated value of the Machines as of the date termination becomes effective.
6.	*** Remedy

The amount payable by WaMu under this Exhibit 14 will be Supplier’s *** for WaMu terminating for convenience .

Exhibit 15
Background Check Requirements
1.	*** Check.

Supplier, by itself or through the use of a third-party contractor, agrees to subject each member of the Project Staff to the *** check (the “***”) described in this Exhibit 15 before Supplier allows him or her to perform any Services on behalf of WaMu. Supplier will incorporate necessary changes to meet the *** Check in its Pre-Employment Requirements process and will keep such Pre-Employment process updated from time to time per Section 13.10 (Management Procedures Manual) of the Agreement (but in no case will it omit any part of *** Check from its procedures without written approval from WaMu). An overview of Supplier’s process in effect as of the Effective Date is attached as Attachment 1 to this Exhibit 15.
A.	*** Verification. This verification shall include verification of an actual copy of the *** and the *** from that ***, along with any release form necessary to legally share the information with WaMu or WaMu’s regulators.

B.	*** Verification. Each Project Staff person shall provide the exact location of his or her ***, including identifying his/her ***. Supplier will verify the information provided by the Project Staff person. Verification will include, but not be limited to, verifying that the Project Staff person has the *** in the subject matter of the services and that the Project Staff person has *** to *** by ***.

C.	Address Verification. The Project Staff will supply Supplier with his or her current and prior addresses (if any) for the previous four (4) years.

D.	*** Verification. Supplier will conduct a *** (“***”) check on the Project Staff. No Project Staff will be allowed to provide services for WaMu if the *** finds that the Project Staff person has ***, and such Project Staff person shall not be assigned to perform any services for WaMu.

E.	*** Searches. Supplier will search each of the following *** for information about each member of the Project Staff.
i.	***

ii.	***

iii.	***
F.	In any of the preceding *** verifications, if the Project Staff person is found to have provided any false or misleading information, such Project Staff person shall not be assigned, or allowed to continue, to provide Services to WaMu unless WaMu is first notified of the circumstances surrounding the misrepresentation and specifically consents to use of that Project Staff person in a separate, signed written notice.

G.	In any of the preceding *** verifications, if the Project Staff person is found to have committed any acts or crimes comparable to fraud or theft, or any crimes or acts of violence, that Project Staff person shall not be assigned to perform Services or, if already assigned, shall be immediately barred from providing Services.
2.	Retention.
Supplier shall retain the results of all *** Check referenced herein as well as any supporting documentation sufficient to document Supplier’s background check process and procedures. The results and supporting documentation shall be retained in accordance with WaMu’s then-current record retention procedures, as in effect from time to time and communicated to Supplier.
3.	Audit.
Upon notice from WaMu, Supplier will provide WaMu, WaMu Agents, or OTS Agents with access to the *** Check results referenced herein and any supporting documentation as may be requested by WaMu or the OTS.

Attachment 1 to Exhibit 15 — Supplier’s Background Check

Pre-Employment
Requirements
Subject	Management	Page Number	1 of 2
Approved by:	***	Effectivity	31 June 2005
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o	***

o	***
•	***

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Pre-Employment
Requirements
Subject	Management	Page Number	2 of 2
Approved by:	***	Effectivity	31 June 2005
•	***
o	***
▪	***

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•	***
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Approved by:
***

Exhibit 16
Training
1.	Training Approach
A.	WaMu and PeopleSupport will use a *** model to ensure that PeopleSupport trainers are capable of training Project Staff consistent with WaMu’s training standards. The *** model can generally be defined as a WaMu trainer certifying PeopleSupport trainers and WaMu and PeopleSupport trainers co-facilitating training retail and mortgage banking sessions with PeopleSupport Project Staff. Upon completion of Phase 5 of the Training Plan, the *** model will be deemed complete and the PeopleSupport trainers need to be certified by WaMu trainers.
2.	Training Plan
A.	***
i.	***

ii.	***

iii.	***

iv.	***
B.	***
i.	***

ii.	***

iii.	***

iv.	***
C.	***
i.	***

ii.	***

iii.	***

iv.	***
D.	***
i.	***

ii.	***

iii.	***

iv.	***

E.	***
i.	***

ii.	***

iii.	***

iv.	***
F.	***
i.	***

ii.	***

iii.	***

iv.	***
G.	***
i.	***

ii.	***

iii.	***

iv.	***
H.	***
i.	***

ii.	***

iii.	***

iv.	***
I.	***
i.	***

ii.	***

iii.	***

iv.	***
3.	Ongoing Training
A.	PeopleSupport shall provide employee training as necessary during after the transition period to establish and maintain the dedicated WaMu Services CSR team.

B.	On a regular basis, PeopleSupport shall provide, at its expense, additional training for all employees providing Services to maintain and improve customer service skills (excluding training driven by WaMu-specific business needs).

C.	PeopleSupport shall collaborate with WaMu in preparing materials to be used in all phases of training by using existing training materials, approved by WaMu, and WaMu-specific materials provided by WaMu.

D.	WaMu will perform quarterly training audits to ensure all training materials and curriculum are current and trainers are versed in WaMu’s training requirements. WaMu plans to visit the PeopleSupport location and conduct a training calibration session with the PeopleSupport trainers and potentially PeopleSupport Project Staff. Supplier shall make its trainers and Staff available to participate in these sessions with WaMu’s training staff.

E.	Notwithstanding any term of the Agreement or the Schedules to the contrary, WaMu acknowledges that the PCs used in PeopleSupport’s training rooms to conduct WaMu training (which may not be used for production purposes) may also be used to conduct other PeopleSupport customers’ training. To the extent necessary to accommodate shared usage for training purposes, more than one configuration image may reside on each such training PC, and such training PCs may be connected to other PeopleSupport customer’s networks (but never connected concurrently to both WaMu’s and any other customer’s network).

Exhibit 17
Disengagement Plan
The parties will develop the Disengagement Plan as set forth in Article 22 of the Master Agreement, after which the Disengagement will be incorporated herein by this reference as though fully set forth as of the Service Agreement Effective Date.

SERVICE AGREEMENT NUMBER 2
This Service Agreement, dated February 17, 2006, (the “Service Agreement Effective Date”) is entered into between Washington Mutual, Inc. (“WaMu”) and PeopleSupport, Inc. (“Supplier”) pursuant to and under the terms of that certain Master Outsourcing Service Agreement (“Master Agreement”), dated February 17, 2006, between WaMu and Supplier. Capitalized terms used and not defined herein have the meanings ascribed to them in the Master Agreement.
W I T N E S S E T H:
WHEREAS, Supplier and WaMu have entered into the Master Agreement to establish the terms that would apply to one or more Service Agreements to be executed by the Parties during the Term; and
WHEREAS, Supplier desires to provide to WaMu, and WaMu desires to obtain from Supplier, the Services described in this Service Agreement on the terms and conditions set forth in the Master Agreement, subject to such modifications and additional terms as set forth in this Service Agreement;
NOW, THEREFORE, WaMu and Supplier agree as follows:
ARTICLE 1. PERMITTED SUBCONTRACTOR.
1.1	Services under this Service Agreement may be provided by Supplier’s Affiliate Musica para Los Oidos, S.R.L., a company organized and in good standing under the laws of the Republic of Costa Rica.
ARTICLE 2. CONSTRUCTION.
2.1	The terms and conditions of the Master Agreement, including all Schedules, apply to this Service Agreement and are, subject to any express modifications set forth in this Service Agreement, incorporated herein by this reference.

2.2	The following Exhibits attached hereto are incorporated in this Service Agreement by this reference:
(A)	Exhibit 1 – Scope of Services

(B)	Exhibit 2 – Transition Services

(C)	Exhibit 3 – Reports

(D)	Exhibit 4 – Service Levels and Performance Credits

(E)	Exhibit 5 – Customer Satisfaction Surveys

(F)	Exhibit 6 – Service Locations

(G)	Exhibit 7 – Key Personnel

(H)	Exhibit 8 – Business Continuity and Disaster Recovery

(I)	Exhibit 9 – Step-In Events

(J)	Exhibit 10 – WaMu Operational Responsibilities and WaMu Resources

(K)	Exhibit 11 – Fees

(L)	Exhibit 12 – Governance

(M)	Exhibit 13 – Supplier Software and Supplier Tools

(N)	Exhibit 14 – ***

(O)	Exhibit 15 – Background Check Requirements

(P)	Exhibit 16 – Training

(Q)	Exhibit 17 – Disengagement Plan

(R)	Exhibit 18 – Purchase Option
ARTICLE 3. TERM AND TERMINATION.
3.1	The initial term of this Service Agreement (the “Initial Term”) will commence on the Service Agreement Effective Date and continue ***. Thereafter, the Service Agreement may be renewed for additional *** renewal terms on mutual agreement by the parties.
3.2	Service Level Termination Threshold.
(A) For purposes of this Service Agreement No. 2 only, WaMu may *** months of the occurrence of a trigger event listed in 3.2(A)(1) and 3.2(A)(2) below, *** written notice to Supplier, terminate this Service Agreement, in which case Section 20.4 of the Master Agreement (Termination by WaMu for Cause) (including the Default Cure Period) will not apply, if:
(1)	Supplier fails to meet the same Service Level *** after Steady State (as defined below) operations have commenced; or

(2)	Supplier fails to meet any Service Level *** within a rolling *** after Steady State operations have commenced.

(3)	For purposes of this Section 3.2, the date of commencement of “Steady State”operations shall refer to the date *** after the first date upon which the initial Project Staff training class takes its first live calls.

(B) In the event WaMu terminates this Service Agreement under the provisions of this Section 3.2, WaMu will pay to Supplier Termination Fees in the amounts indicated in the Termination Fees Table (below in subsection 3.3(D)), for each of the *** following the month in which the termination notice is given, payable in such month.
(C) Termination Fees — Example. To illustrate the application of the Termination Fees provisions in this Section 3.2: WaMu gives notice of Termination due to Service Level Default in ***. WaMu will pay as Termination Fees the following amounts: ***
3.3	Termination for Convenience, etc. For purposes of this Service Agreement No. 2 only, if WaMu terminates the Service Agreement pursuant to Section 20.1 (Termination for Convenience), Section 20.2 (Termination for Change of Control of WaMu), or 20.9 (to the extent WaMu terminates pursuant to Section 19.2(D)) of the Master Agreement, or if Supplier terminates pursuant to Section 20.7 (Termination by Supplier for Cause) of the Master Agreement, WaMu shall pay to Supplier the Termination Fees set forth in this Section 3.3, provided however, that WaMu may not terminate the Service Agreement for Convenience during the first *** after the Service Agreement Effective Date:
(A)	Termination Fees during ***, inclusive, will be as follows:
(1)	The amount indicated in the Termination Fees Table (below in subsection 3.3(D)), for each of the *** following the month in which the termination notice is given, payable in such month; and

(2)	A one time lump sum payment in an amount equal to *** times the amount specified in the Termination Fees Table for the month that is *** after the termination notice is given, payable at the later of the date of Termination or the expiration of any applicable Termination Assistance Period.
(B)	Termination Fees during ***, inclusive, will be as follows:
(1)	The amount indicated in the Termination Fees Table for each of the *** following the month in which the termination notice is given, payable in such month; and

(2)	A one time lump sum payment in an amount equal to *** times the amount specified in the Termination Fees Table for the month that is *** after the termination notice is given, payable at the later of the date of Termination or the expiration of any applicable Termination Assistance Period.
(C)	Termination Fees – Example. To illustrate the application of the Termination Fees provisions in this Section 3.3: WaMu provides notice of Termination for Convenience in *** under the Agreement. As Termination Fees, WaMu will pay:
(1)	***

(2)	***

(D)	Termination Fees Table. The following table will be utilized for purposes of calculating Termination Fees under Sections 3.2 and 3.3, only:

Month	Termination Fees
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

Month	Termination Fees
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
3.4	Termination for Cause, etc. For avoidance of ambiguity, in the event WaMu terminates this Service Agreement pursuant to Section 20.4 (Cause), Section 20.5 (Termination for Adverse Financial Condition), Section 20.6 (Termination by or upon Request of a Governmental Authority), Section 20.8 (Insolvency), or under Section 20.9 (in respect of Section 8.1 (Disaster Recovery)) of the Master Agreement, ***.

3.5	Condition Subsequent. Should Supplier not *** contemplated by the parties to be the Service Location for purposes of this Service Agreement, the Service Agreement will be *** upon written notice by WaMu. In such event, WaMu will have *** obligation to Supplier under this Service Agreement. If as of such date WaMu has paid to Supplier the sums specified in Section II(B) of Exhibit 11 (Fees), such amount will be promptly *** WaMu by Supplier.

3.6	Stand Still Agreement. During the period commencing on the Service Agreement Effective Date and ending on the *** of such date, and solely in the event that WaMu terminates this Service Agreement for Convenience, WaMu will not (a) ***; or (b) ***. For purposes of this provision, a “Call Center” shall be deemed to be an in-bound call center the primary purpose of which is to respond to customer service inquiries from WaMu’s customers. Notwithstanding any limitation in the foreoing, WaMu may – either on its own behalf or with the services of a vendor – engage in *** which originate from *** at any time.
ARTICLE 4. SERVICES GENERALLY.
4.1	The Services to be provided under this Service Agreement are set forth in Exhibit 1 (Scope of Services).

4.2	The Transition Services to be provided under this Service Agreement are set forth in Exhibit 2 (Transition Services).

4.3	The reports to be provided pursuant to Services under this Service Agreement are set forth in Exhibit 3 (Reports).

4.4	Commencement of Services. Other than the hiring of up to *** Project Staff personnel and the lease of the Service Location premises, Supplier will not commence the Services until such time as WaMu has issue a written notice to Supplier to commence the Services (such notice, the “Commencement Notice”) as set forth in this Section 4.4. WaMu will issue the Commencement Notice reasonably promptly on or after the date the enabling technology contemplated by this Service Agreement to be utilized to provide the Services is (a) acquired by the responsible party; and (b) proven to function to WaMu’s reasonable satisfaction. If WaMu has not issued a Commencement Notice within *** of the Service Agreement Effective Date, the parties will confer and work in good faith to expedite, modify, or amend the chosen technology solution to facilitate the Services, and shall document such modified technology solution as an amendment to this Service Agreement. Further, milestone dates related to transition which may be affected by technology delays beyond *** will be adjusted in good faith.
ARTICLE 5. SERVICE LEVELS.
5.1	With respect to Services under this Service Agreement, Exhibit 4 (Service Levels and Performance Credits) sets forth:
(A)	the Service Levels Supplier will achieve and maintain in providing the Services; and

(B)	the measurement and monitoring tools Supplier will use for Service Level monitoring and reporting.
ARTICLE 6. CUSTOMER SATISFACTION SURVEYS.
6.1	Terms applicable to conducting customer satisfaction surveys with respect to the Services are set forth in Exhibit 5 (Customer Satisfaction Surveys).
ARTICLE 7. SERVICE LOCATIONS.
7.1	The Supplier Service Locations with respect to Services under this Service Agreement are set forth in Exhibit 6 (Service Locations).
ARTICLE 8. KEY PERSONNEL.
8.1	The Key Personnel for this Service Agreement are identified in Exhibit 7 (Key Personnel).
ARTICLE 9. CONTINUED PROVISION OF SERVICES.
9.1	In addition to Supplier’s obligations under the Master Agreement, Supplier will have the disaster recovery and business continuity obligations set forth in Exhibit 8

(Business Continuity and Disaster Recovery) and, after the occurrence of a disaster, will reinstate interrupted Services within the time periods set forth in Exhibit 8.
9.2	The events upon which WaMu may exercise step-in rights in accordance with the Master Agreement are set forth in Exhibit 9 (Step-In Events).
ARTICLE 10. WAMU RESPONSIBILITIES.
10.1	WaMu’s operational responsibilities and the WaMu Resources under this Service Agreement are set forth in Exhibit 10 (WaMu Operational Responsibilities and WaMu Resources).
ARTICLE 11. FEES AND PAYMENT.
11.1	Fees under this Service Agreement and all related payment terms are set forth in Exhibit 11 (Fees).
ARTICLE 12. RELATIONSHIP MANAGEMENT.
12.1	A Supplier employee acceptable to WaMu will be the Account Manager for purposes of Services under this Service Agreement. *** will be the site leader at the Service Location.
12.2	For purposes of this Service Agreement, the governance terms of Schedule 6 (Governance) of the Master Agreement are modified and supplemented as set forth in Exhibit 12 (Governance).
ARTICLE 13. PROPRIETARY RIGHTS.
13.1	The Supplier Software and Supplier Tools used, as of the Service Agreement Effective Date, in performing the Services are set forth in Exhibit 13 (Supplier Software and Supplier Tools).
ARTICLE 14. ***.
14.1	***
ARTICLE 15. BACKGROUND CHECK REQUIREMENTS.
15.1	Supplier will perform background checks on each member of the Project Staff in accordance with the requirements set forth in Exhibit 15 (Background Check Requirements).
ARTICLE 16. TERMINATION ASSISTANCE.
16.1	Supplier will comply with its obligations with respect to Termination Assistance and creation of a Disengagement Plan, as set forth in Article 22 of the Master Agreement. Once approved by WaMu, the Disengagement Plan will be attached hereto as Exhibit 17

(Disengagement Plan) and incorporated herein as though fully set forth as of the Service Agreement Effective Date.
ARTICLE 17. RESERVED
ARTICLE 18. ***.
18.1	***. From and after the Service Agreement Effective Date, and on at least *** written notice, WaMu shall have the *** of Supplier utilized in the provision of the Services at the Service Locations, and to ***, for purposes of WaMu establishing an operation in *** to provide services similar to the Services on its own behalf, on terms set forth in this Article 18 and in Exhibit 18 – Purchase Option.
18.2	Consideration for ***. The consideration to be paid by WaMu upon exercise of the *** is set forth in Exhibit 18 – ***.
18.3	*** Agreement. If WaMu desires to exercise the ***, such *** will be on and subject to the terms and conditions of a definitive *** to be negotiated by the parties (the “***”), containing terms substantially as set forth in Attachment 1 to Exhibit 18 (***), together with such other terms as the parties and their respective counsel deem necessary or appropriate for consummation of the transaction contemplated thereby.
18.4	Assignment of *** Without limiting any other rights of WaMu under the Master Agreement or this Service Agreement, WaMu may assign its rights with respect to the *** to an Affiliate.
18.5	Assignability of Assets. Supplier shall ensure that all *** it enters into with respect to the *** subject of the ***, including without limitation ***, ***, ***, or ***, are *** to a subsequent ***.
18.6	Regulatory Approvals. Without limiting any other condition(s) precedent which may be set forth in the ***, WaMu’s exercise of the *** shall be subject to WaMu obtaining prior approval from the Office of Thrift Supervision.
* * *
IN WITNESS WHEREOF, each of WaMu and Supplier has caused this Service Agreement to be signed and delivered by its duly authorized representative.

Washington Mutual, Inc.

By:	/s/

Name:	Benson Porter

Title:	CAO

By:	/s/

Name:	Thomas Casey

Title:	CFO

PeopleSupport, Inc.

By:	/s/

Name:	Lance Rosenzweig

Title:	CEO

Exhibit 1
Scope of Services
The intent of this Exhibit 1 (Scope of Services) is to focus, to the extent practical, on the outcomes that Supplier shall provide. Where appropriate, this exhibit will also set forth significant tasks or components of the Services required to achieve each outcome and, in certain circumstances, specific detailed requirements shall also be set forth. Consequently, this Exhibit 1 (Scope of Services) is not intended to include a detailed description of each and every task or Service component to be provided by Supplier. ***
The process to be provided pursuant to this Exhibit 1 (Scope of Services) is divided into Service Outcomes and Services to be provided. The Supplier will deliver these services by performing the following activities, all of which will be carried our in accordance with WaMu’s Operating Instructions (“OI”)
1.	Service Outcomes

Supplier shall perform the Services in a manner that provides WaMu with a highly strategic outsourced call-center augmentation solution, the goal of which will be to achieve the following results (“Outcomes”):
A.	Increase the ***

B.	Contribute to continuous improvement in the ***

C.	Measurably increase levels of ***
2.	Services to be Provided
A.	Supplier shall provide *** necessary to establish and maintain a call-center that will support WaMu customer inquiries routed to Supplier for handling at the Service Location(s) identified in Exhibit 6 (Service Locations), or such other location(s) as approved by WaMu and listed in a subsequent version of Exhibit 6. Supplier will be responsible for providing and maintaining technologies and facilities provided by Supplier required to support and maintain such call-center(s), as further detailed in Exhibit 13 (Supplier Software and Supplier Tools). Supplier’s Services will be coordinated with those of WaMu’s internal call centers, in order to provide a “seamless” experience for WaMu’s customers.

B.	Supplier shall provide the Services 24 hours a day, 7 days per week, 365 days a year and will maintain Extreme Staffing Flexibility in its employee scheduling practices to ensure that sufficient Project Staff can be reasonably moved to meet WaMu specific demands and comply with Service Levels as identified in Exhibit 4. (For this purpose, “Extreme Staffing Flexibility” is defined as the ability to meet WaMu’s business needs that may include, but are not limited to, requirements such as standard, grave yard, swing shift, or weekend schedules to fill gaps.)

C.	All Services shall be performed by qualified, Project Staff employed by Supplier (who may also be identified in this Exhibit 1 as customer service representatives “CSRs”), that have successfully completed program specific training exclusively dedicated to performing Services for the WaMu account. Supplier shall provide a sufficient number of CSRs to handle, in compliance with the Service Levels, WaMu customer calls routed to Supplier’s call center facilities through WaMu’s customer routing, interaction and management environment, including automated call distribution, intelligent call management, interactive voice response and IXC carrier (“ACD”) (collectively, “Calls”). All CSRs shall have the skills and qualifications set forth in Attachment 1 (CSR Profile).

D.	Project Staff shall perform the Services in such a manner that WaMu customers believe they are dealing with WaMu employees and not with an outsource partner, (subject to any disclosures Supplier may be required to make under applicable law). Supplier shall be capable of communicating with WaMu customers regardless of language spoken and shall be responsible, if necessary, for correctly rerouting calls in languages other than Spanish according to guidelines to be provided by WaMu.

E.	The handling of all Calls must be performed by Supplier Project Staff in accordance with WaMu’s Online Manual. The Online Manual is WaMu’s comprehensive process and procedure manual and it provides step-by-step details associated with handling WaMu’s various call types. Some Calls may require the CSR assigned such Call to transfer the Call to another WaMu CSR. All such Call transfers must follow WaMu’s customer service procedures, including the requirement, as applicable, of “warm transfers,” i.e., with all three parties temporarily on the same line as necessary to smoothly complete the transfer.

F.	For all non-Spanish (other than English) calls, Supplier will utilize *** services. Specifically, Supplier will use WaMu’s account with ***, and such use of *** will be billed directly to WaMu by ***. WaMu will provide Supplier with such account codes or other information as is reasonably necessary to authorize Supplier to use ***. Supplier shall not use WaMu’s *** account on its own behalf or on behalf of other customers. English calls will be transferred back to WaMu for assignment to an alternate supplier or WaMu service location, pursuant to procedures to be provided by WaMu.

G.	WaMu will provide Supplier with its procedures manual(s) for call center operations.

Subject to WaMu’s approval, Supplier will revise the same as reasonably necessary for delivery of the Services.
H.	Project Staff must complete *** training prior to handling any WaMu Calls, if reasonably required. Supplier will provide all training identified as a Supplier responsibility in Exhibit 16 (Training) at its expense and without charge to WaMu. Supplier shall submit for WaMu’s review and approval all of Supplier’s training materials prior to Supplier training Project Staff.

I.	Project Staff shall be maintained with a staffing ratio of CSR to manager of *** and of manager to supervisor of ***. In addition, Supplier will provide all necessary back office and other support functions.

J.	Supplier shall also perform post-call processing Services, including logging of Call information and, for any systems and platforms provided by Supplier, maintaining logs regarding service-request status and communications, reporting on service requests and preparing and providing service statistics.

K.	Call / Email Types. Supplier Project Staff will be expected to handle the following call and email customer inquiries on behalf of WaMu:
i.   ***
ii.  ***
ARTICLE 1. ***
iv. ***
L.	Service Locations Security. Supplier shall conform to WaMu’s requirements with respect to the physical and operational security practices at the Service Locations as set forth in Attachment 2 to this Exhibit 1 (Service Location Security Requirements).

M.	Service Location Facility Requirements. The physical facilities at the Service Location(s) shall conform to WaMu’s requirements, as set forth in Attachment 3 to this Exhibit 1 (Service Location Facility Specifications).

N.	Miscellaneous Supplier Operational Responsibilities. Supplier shall:
    i. ***
   ii. ***
  iii. ***
  iv. ***
   v. ***
  vi. ***
 vii. ***
viii. ***

Attachment 1 to Exhibit 1 (CSR Profile)
Each CSR who is a member of the Project Staff shall possess the minimum level of technical/functional competencies, education, and experience set forth in the table below:

1.	***

***

(1)	***	*	***	*	***	*	***	*	***
		*		*		*		*
		*		*		*		*

(2)	***	*	***	*	***	*	***	*	***
		*		*		*		*
		*		*		*		*

(3)	***	*	***	*	***	*	***	*	***
		*		*		*		*
		*		*		*		*

(4)	***	*	***	*	***	*	***	*	***
		*		*		*		*
		*		*		*		*

(5)	***	*	***	*	***	*	***	*	***
		*		*		*		*
		*		*		*		*

(6)	***	*	***	*	***	*	***	*	***
		*		*		*		*
		*		*		*		*

(7)	***	*	***	*	***	*	***	*	***
		*		*		*		*
		*		*		*		*

(8)	***	*	***	*	***	*	***	*	***
		*		*		*		*
		*		*		*		*

(9)	***	*	***	*	***	*	***	*	***
		*		*		*		*
		*		*		*		*

(10)	***	*	***	*	***	*	***	*	***
		*		*		*		*
		*		*		*		*

(11)	***	*	***	*	***	*	***	*	***
		*		*		*		*
		*		*		*		*

(12)	***	*	***	*	***	*	***	*	***
		*		*		*		*
		*		*		*		*

(13)	***	*	***	*	***	*	***	*	***
		*		*		*		*
		*		*		*		*

(14)	***	*	***	*	***	*	***	*	***
		*		*		*		*
		*		*		*		*

(15)	***	*	***	*	***	*	***	*	***
		*		*		*		*
		*		*		*		*

(16)	***	*	***	*	***	*	***	*	***
		*		*		*		*
		*		*		*		*

(17)	***	*	***	*	***	*	***	*	***
		*		*		*		*
		*		*		*		*

(18)	***	*	***	*	***	*	***	*	***
		*		*		*		*
		*		*		*		*

(19)	***	*	***	*	***	*	***	*	***
		*		*		*		*
		*		*		*		*

(20)	***	*	***	*	***	*	***	*	***
		*		*		*		*

		*		*		*		*

(21)	***	*	***	*	***	*	***	*	***
		*		*		*		*
		*		*		*		*

Proficiency Scale
***	***
***	***
***	***
***	***
2. EDUCATION/EXPERIENCE
•	EDUCATION: What education or specialized training is required to perform this job?

	Required	Preferred		Required	Preferred
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
•	EXPERIENCE: How many years of directly related experience are required to be qualified to enter the job?
***
•	***
          (1)

Attachment 2 to Exhibit 1 (Service Location Security Requirements)

Supplier will comply with the following requirements with respect to physical and operational security practices at all Service Locations under this Service Agreement.
1.	Access Control Systems and Methodology
a.	Supplier management will provide, and WaMu will approve, a Clean Desk Policy.

b.	Supplier management will assure that the WaMu Service area is established without ***.

c.	Any *** must be disabled on *** within the WaMu Service area. *** includes, but are not limited to: ***.

d.	*** devices, including without limitation *** will be permitted within the WaMu Service area.
2.	Business Continuity Planning
a.	A process for disengagement of the relationship must be agreed upon in the contract and set forth in the Disengagement Plan.
3.	Operations Security
a.	Supplier will use only obfuscated data provided by WaMu during training.
4.	Physical Security
a.	Access to the WaMu Service area will be *** access.

b.	Supplier management must ensure the WaMu Service area has *** monitoring at all entry and exit points and in work areas, ***. *** for all *** must be retained for at least ***.

c.	WaMu Service areas shall be dedicated solely to providing Services to WaMu and must be ***. Fully *** are defined as *** that provide sufficient ***, as well as ***, *** to *** persons *** the work area from *** or the like.
5.	Telecommunications Network and Security
a.	Workstations and servers used for WaMu will be *** (i.e., shall *** be *** for *** account *** of ***) and will, at a minimum, reside on a separate ***.

Attachment 3 to Exhibit 1 (Service Location Facility Specifications)
The Service Location facilities will conform to the floorplans as attached hereto and incorporated by this reference, entitled:
1. 7B1 – Testplan 2 (prepared by the ***, and dated (in Y-M-D format) 06-01-27); and
2. BLDG 3A – Testplan 2 (prepared by the ***, and dated (in Y-M-D format) 06—1-27).

Exhibit 2
Transition Services
A. Description of Transition Services
Supplier will Transition to the Supplier Service Location identified in Exhibit 6 (Service Locations) the above listed processes contained in Exhibit 1 (Scope of Services) from WaMu’s existing operational centers. As part of the Transition of the above listed processes, the Supplier will assign a team of professionals to coordinate the implementation of Services for WaMu. The Transition of processes will be performed in four (4) phases as described below:
Phase I – Transition Planning
During the Phase I of the Transition, the high-level project scope and requirements (including business, operations, and technology components) is refined by both WaMu and Supplier. A kick-off meeting between Supplier and WaMu will be conducted, after which Supplier will refine Transition Plan for WaMu review and sign-off.
Phase II – Transition Execution (Off-Site at Supplier Location)
During Phase II, Supplier will drive the Transition plan delivered and approved by WaMu during Phase I. Specifically, the business, operational, and technology requirements will be further refined and the following elements of the Transition plan will be executed against directly; facility build out, integration and technology go-live, and employee training
Phase III – Parallel Run
During the Phase III of the Transition, the Supplier will be responsible for performing the Services in accordance to the ramp-up plan set forth in Section G of this Exhibit 2. The completion of Phase III of the Transition will mark the beginning of the Steady-State Ongoing Services that Supplier will perform as described in Exhibit 1.
B. Transition Deliverables and Acceptance Procedures
The following are the key Supplier Deliverables and WaMu’s acceptance procedures for such Deliverables:

			***	***
Phase	Deliverable	Description	***	***
Prior to Phase I	High Level Process Transition Plan	High level process Transition Plan with milestones/dates, activities, and key tasks	***	***

	Procedures Manual	WaMu’s Procedures Manual	***	***

Phase I	Detailed Process Transition Plan	Further refined and detailed Transition Plan from above	***	***

	Roles and Responsibilities Matrix	Roles and responsibilities during the Transition phases	***	***

	Technology Requirements	Document WaMu and Supplier technology requirements	***	***

	Supplier Workforce Management Plan	Supplier workforce management plan (ramp plan)	***	***

	Training Program	Industry and WaMu specific training plan	***	***

Phase II	Facility Build out	Setup WaMu dedicated Supplier facility	***	***

	Integration and Go-Live Technology Solution	Turn up and integration of technology infrastructure and software	***	***

	Finalize and Conduct Employee Training	Administer and verify that Supplier Employees have successfully completed the Training Program and are certified	***	***

	Disaster Recovery and Business Continuity Procedures	Initial requirements and procedures in the event of a disaster, which outlines recovery and business continuity procedures	***	***

Phase III	Final Draft of Training Manual	Final Training Manual, to be used for ongoing training of Supplier employees on process	***	***

	Technology Operations Manual	Technology operations and procedures	***	***

			Supplier	WaMu
Phase	Deliverable	Description	Responsibility	Responsibilities
	Final Disaster Recovery and Business Continuity Procedures	Final requirements and procedures in the event of a disaster, which outlines recovery and business continuity procedures	Prepare and deliver Deliverable	Review and approve
C. Project Team
The Supplier Transition Management Team will work directly with WaMu’s Transition contacts, as well as additional WaMu teams, to ensure a smooth Transition to the Supplier.
Supplier’s Transition Management Team will consist of the following Supplier Personnel:

Supplier Team Member	Supplier Personnel	Role
***	***	***

***	***	***

***	***	***

***	***	***
The Program Director will be assigned to service the WaMu account, after the completion of the Transition Services as Key Personnel for steady state operations. The other persons identified above will be available to provide post-Transition assistance, but will not be dedicated to the WaMu account during steady state operations.
     D. Project Governance
Supplier’s Implementation Manager Team will adhere to the governance structure as detailed in Exhibit 12 (Governance Model).
     E. Transition Milestones
Attached hereto is the High Level Transition Plan (as described in Section B in Exhibit 2) which includes: (i) key Transition milestones, and (ii) high level activities and tasks to be performed. Outlined below are the initial milestones for the implementation of the Services based on the implementation dates WaMu has requested. Additional milestones may be identified/created, and the initial milestones may be modified during the Transition Planning Phase. Such modifications and/or additions will be based upon mutual agreement by WaMu and Supplier

	Milestone Name	Description	Date	Dependencies
1	Kick-off Meeting	Initial meeting, attended by project stakeholders and the Transition team, to introduce the project teams, review, define high-level project scope, and review initial Transition plan	***	– Completion of High Level Process Transition Plan, receipt of Commencement Notice

	Milestone Name	Description	Date	Dependencies
2	Sign off of the Detailed Process Transition Plan from stakeholders	Agreement by WaMu on the Detailed Process Transition Plan, which is based on the High Level Process Transition Plan	***	– Completion of Kick-off Meeting

3	Completion of Phase I of Transition, start of Phase II	Completion of all planning activities	***	– Detailed Process Transition Plan from stakeholders is signed off by WaMu

4	Completion of Phase II of Transition, start of Phase III	Execution of the Transition plan	***	– WaMu agrees that all aspects of Phase II are complete

5	Completion of Phase III, start of Steady State operations	Supplier completes Phase III and begins steady state operations	***	– WaMu agrees that all aspects of Phase III are complete

Milestone Name	Date
Completion of Phase I of Transition, start of Phase II	***
Completion of Phase II of Transition, start of Phase III	***
Completion of Phase III, start of Steady State operations	***
G. Key Transition Requirements. For purposes of this Service Agreement, Supplier’s completion of the facility build out on the date required in the transition plan and Supplier’s compliance with the staffing ramp plan (as contained in Exhibit 11) shall each be a Key Transition Requirement. Supplier acknowledges that Supplier’s failure to meet either of the Key Transition Requirements will be a material breach of the Master Agreement and this Service Agreement.

Attachment 1 to Exhibit 2– WaMu Transition Schedule
***

Exhibit 3
Reports
A. Reports.
WaMu will provide Supplier with access to the ACD system reports identified in the following table at the time specified therein, that enable the Supplier to review, measure and report its Service Level activities. WaMu may amend the list of required reports, or the frequency with which such reports are required, from time to time upon notice to Supplier.

Inbound Metric	Definition	Frequency
Volume

% Transfers	Calls dial transferred to another unit/Calls offered	***

Abandon Rate	Number of in-queue Calls terminated after holding for at least ***	***

Average After-call Work Time	Total time spent after calls performing call-related work/Calls handled	***

Average Handle Time	Average talk time + average after-call work time + Hold time	***

Average Hold Time	Total time calls spend on hold/Calls handled	***

Average Speed of Answer	Total time customers spend in queue before reaching agent/Calls handled	***

Average Talk Time	Total time spent on-line with customers/Calls handled	***

Calls Handled	Calls that reach an agent and result in an activity	***

Calls Offered	Calls received at the agency that reach agent or queue	***

Total Billable Hours	Actual talk time + off-call work time	***

Financial/Cost

Cost/CSR	Total Costs/Total CSR headcount	***

Cost/Call	Total Costs/Calls offered	***

Wait Time	Number of calls answered within ***	***

Logged On Time	Total time in minutes each agent is logged on to the ACD	***

Available Agent Time	Total time in minutes each agent is logged on to the ACD and available (i.e., waiting for calls)	***

Quality

Number of Monitors	Number of completed monitoring sessions per agent ***	***

Inbound Metric	Definition	Frequency
Score Distribution	Synthesis of all monitoring scores for the *** , as applicable (summary)	***

Trending	*** quality trends and areas of concern	***

Resolution	*** action plans to address quality issues	***
In addition to the foregoing, Supplier shall:
1.	Provide a daily Interval Report (a combined report with respect to multiple performance parameters) and the Contributor File ( *** by department and by agent).

2.	Provide reports on a *** basis containing data and information sufficient for WaMu to determine whether the Services in such *** have complied with all Services Levels then in effect and to calculate the total of all Performance Credits (if any) to which WaMu is entitled for such month.

3.	Analyze significant trends indicated by such reports. On a *** basis, Supplier shall meet with WaMu in person, at a mutually agreed site, to formally review the preceding quarter’s performance and trends, discuss ways of improving Service and develop any necessary plans for implementing such improvements.

4.	Provide WaMu with such access as reasonably necessary for WaMu to employ a quality observer monitoring tool, including access and connectivity to agent equipment as necessary for live monitoring.

5.	In order to adequately prepare data for WaMu and WaMu’s customers, WaMu will provide the Supplier with at least one of the following methods for accessing WaMu call related raw data:
a.	View access to WaMu’s ACD System(s), *** and *** , that will enable the Supplier to pull raw data directly from the ACD System(s); or

b.	If for some unforeseen reason this is not available then a direct data feed from the ACD system(s), providing the Supplier with the raw data, alternative access, or

c.	WaMu will provide Supplier with data templates in Microsoft Excel that Supplier will need to complete on a daily basis and send to the WaMu by no later than 9am EST each day.
B.	The specific data requirements are contained below. The data will be reported at the following three (3) levels from the WaMu and/or Supplier systems, as the case may be:
1.	Daily summary by skill or application,

2.	Daily *** data by skill or application, and

3.	Daily agent level summary data by skill or application.
C. Based on the raw data, the following types of report need to be generated on a daily basis:

Metric Name	Lowest Level Available	Definition	Calculation
***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

Metric Name	Lowest Level Available	Definition	Calculation
***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

Metric Name	Lowest Level Available	Definition	Calculation
***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***
Each process management report must be signed or published electronically by an authorized manager of Supplier. Supplier shall certify that the reports – other than information provided by WaMu which may be contained therein — are complete and accurate. Reports will be submitted in electronic format unless WaMu requests an alternate delivery mode with sufficient advance notice to permit timely reporting. The reports must be submitted no later than *** after the later of the close of the calendar month or WaMu providing the data templates. WaMu will provide Supplier with a dashboard reporting format for Supplier to use in connection with developing such reports. The report will include a concise executive summary with the following components:
(i)	Brief explanation of any variations between Supplier’s actual performance and the Service Level Requirements metrics identified in this Form of Service Agreement; and

(ii)	Forward-looking statement describing actions being taken to prevent any future variations.
Recognizing that it is often impossible to predict exactly what information may be necessary for reporting of Services, Supplier shall provide to WaMu *** as required ad hoc reporting capabilities to ensure the timely, quality delivery of all information required by WaMu. Ad hoc reports are requested through WaMu’s Delivery Management Team, and are generally available within two to four business days. Supplier’s Delivery Management will consult with WaMu to determine the optimal report content and format, and will also help anticipate information needs to minimize the need for ad hoc reports. If WaMu requests an ad hoc report and Supplier can demonstrate to WaMu’s reasonable satisfaction that providing such report will impose material (as reasonably determined by Supplier) cost on Supplier, the Change Control Procedures will apply.
D.	Technology Reporting Requirements. Within *** of the end of each calendar quarter during the term of the Agreement, Supplier shall provide a written report to WaMu containing at least the following information pertaining to Supplier’s use of WaMu Software and Tools:
(1)	A list of all WaMu hardware or equipment installed at the Service Locations, or at any other Supplier location (such as Supplier’s US POPs), containing the following:
(a)	Manufacturer and model name of hardware or equipment;

(b)	Serial number of equipment; and

(c)	Address where the hardware or equipment is located.
(2)	A list of all WaMu Software applications locally installed on Machines at the Service Locations, or at any other Supplier location (such as Supplier’s US POPs), containing the following:
(a)	Manufacturer and name of Software application;

(b)	Version number (if applicable);

(c)	Number of individual Project Staff users of such Software application (if applicable); and

(d)	Address where the Software is installed.
(3)	A list identifying the current number of Project Staff (as of the date of the report) who have access to the WaMu Software provided for use by WaMu via thin-client or other remote access to WaMu Systems.

A copy of the report required by this Section D shall be sent to:

***

Exhibit 4
Service Levels
A.	General Principles:
1.	The Parties have prepared the Service Levels set forth in this Exhibit 4 with the aim that they be clear, concise and measurable, reflect WaMu’s business needs and incent the Supplier to provide the best service possible.

2.	The description of the Services set forth in this Exhibit 4 is not intended to and does not limit or exclude any Services described in the Agreement or in any other Schedule to the Agreement.

3.	Capitalized terms used and not defined herein have the meanings ascribed to such terms in Schedule 1 (Definitions) of the Master Agreement or Article 1 (Definitions) of the Service Agreement.
B.	Service Level Tables
Supplier’s Service Levels are detailed in the following tables. Supplier agrees to meet all of these Service Levels.
Table B1- Service Level Performance Targets

Metric	Period	Baseline or Target	Failure Trigger
***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

Metric	Period	Baseline or Target	Failure Trigger
***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

*	Target includes time necessary to perform cross-selling functions, customer retention, ACW and Hold Time.

**	Service Levels marked with “**” are Floating Service Levels. Only one Floating Service Level will be monitored in any one month for purposes of determining whether a Service Level Failure has occurred for purposes of termination threshold calculations. *** failures of the *** will be deemed to be failure of the “***” for purposes of the Service Level Termination Threshold.
Table B2 — Service Level Performance Definitions

Metric Type	Definition	Frequency	Source
***	***	***	***

***	***	***	***

***	***	***	***

Metric Type	Definition	Frequency	Source
***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

C. AHT Written Action Plan
In the event that Supplier fails to meet the Performance Target for AHT, Supplier will deliver to WaMu a written “Action Plan” setting out Supplier’s proposed resolution of any issues or problems, including specific planned actions, owners and accountability, and detailed implementation timeline. Supplier will deliver such a plan to WaMu within *** of Supplier’s receipt of WaMu’s reports detailing Supplier’s site performance results.
D. *** Survey Written Action Plan
In the event that Supplier fails to meet the Performance Target for *** Survey, Supplier will deliver to WaMu a written “Action Plan” setting out Supplier’s proposed resolution of any issues or problems, including specific planned actions, owners and accountability, and detailed implementation timeline. Supplier will deliver such a plan to WaMu within *** of Supplier’s receipt of WaMu’s reports detailing Supplier’s site performance results.
E. Resource Commitment.
1.	Resource Commitment for the first *** of the Project Staff will be finalized based on mutual agreement by both parties *** in advance. Ramp up to additional Project Staff beyond *** will be finalized on mutual agreement *** in advance.

2.	WaMu will provide Supplier with the required *** requirements, and requires Supplier to staff according to those requirements. For the purposes of clarity, the forecast will identify CSR scheduled for training and identify the number of active CSRs.

3.	Resource Commitment Written Action Plan. In the event that Supplier fails to meet the Performance Target for Resource Commitment, Supplier will deliver to WaMu a written “Action Plan” setting out Supplier’s proposed resolution of any issues or problems, including specific planned actions, owners and accountability, and detailed implementation timeline. Supplier will deliver such a plan to WaMu within *** of Supplier’s receipt of WaMu’s reports detailing Supplier’s ***.
F. *** Written Action Plan.
*** Written Action Plan. In the event that Supplier fails to meet the Performance Target for *** Result (see Table J) is less than the minimum target, Supplier will deliver to WaMu a written “Action Plan” setting out Supplier’s proposed resolution of any issues or problems, including specific planned actions, owners and accountability, and detailed implementation timeline. Supplier will deliver such a plan to WaMu within *** of Supplier’s receipt of WaMu’s reports detailing Supplier’s site performance results.
G. *** Written Action Plan.
In the event that Supplier fails to meet the Performance Target for *** Pct. Result (see Table K) is less than the minimum target, Supplier will deliver to WaMu a written “Action Plan” setting out Supplier’s proposed resolution of any issues or problems, including specific planned actions, owners and accountability, and detailed implementation timeline. Supplier will deliver such a plan to WaMu within *** of Supplier’s receipt of WaMu’s reports detailing Supplier’s site performance results.
H. Fees Waived Written Action Plan.
In the event that Supplier fails to meet the Performance Target for Fees Waived, Supplier will deliver to WaMu a written “Action Plan” setting out Supplier’s proposed resolution of any issues or problems, including specific planned actions, owners and accountability, and detailed implementation timeline. Supplier will deliver such a plan to WaMu within *** of Supplier’s receipt of WaMu’s reports detailing Supplier’s site performance results.
I. Escalation Calls to WaMu Pct. Written Action Plan.
In the event that Supplier fails to meet the Performance Target for Escalation Calls Pct. Result (see Table M) is less than the minimum target, Supplier will deliver to WaMu a written “Action Plan” setting out Supplier’s proposed resolution of any issues or problems, including specific planned actions, owners and accountability, and detailed implementation timeline. Supplier will deliver such a plan to WaMu within *** of Supplier’s receipt of WaMu’s reports detailing Supplier’s site performance results.
J. Business Partner Survey Written Action Plan.
In the event that Supplier fails to meet the Performance Target for Business Partner Survey Result (see Table O) is less than the minimum target, Supplier will deliver to WaMu a written “Action Plan” setting out Supplier’s proposed resolution of any issues or problems, including specific planned actions, owners and accountability, and detailed implementation timeline. Supplier will deliver such a plan to WaMu within *** of Supplier’s receipt of WaMu’s reports detailing Supplier’s site performance results.
K. Operational Audit Written Action Plan.
In the event that Supplier fails to meet the Performance Target for WaMu Audit Result is less than the minimum target, Supplier will deliver to WaMu a written “Action Plan” setting out Supplier’s proposed resolution of any issues or problems, including specific planned actions, owners and accountability, and detailed implementation timeline. Supplier will deliver such a plan to WaMu within *** of Supplier’s receipt of WaMu’s reports detailing Supplier’s site performance results.
L. Service to Sales (Cross-Sell) Written Action Plan.
In the event that Supplier fails to meet the Performance Target for Service to Sales (Cross Sell), Supplier will deliver to WaMu a written “Action Plan” setting out Supplier’s proposed resolution of any issues or problems, including specific planned actions, owners and accountability, and detailed implementation timeline. Supplier will deliver such a plan to WaMu within five *** of Supplier’s receipt of WaMu’s reports detailing Supplier’s site performance results.

M. Service Level Abatement During Supplier Ramp-Up
The Service Levels outlined above will not apply until *** following the initial Project Staff class handling its first live call. Thereafter, each subsequent Project Staff class shall be exempt from Service Level tracking for a period of *** from the date such class handles its first live call, until there are a total of *** CSRs on the Project Staff in Costa Rica. For purposes of illustration, if the second Project Staff class (“Class 2”) commences to handle live calls (the “Class 2 Inception Date”) *** after the first Project Staff class (“Class 1”) commences to handle live calls, Class 2 shall be exempt from Service Level tracking for a period of *** after the Class 2 Inception Date, but Class 1 shall not be exempt from Service Level tracking during such period.

Exhibit 5
Customer Satisfaction Surveys
Supplier will conduct an internally generated survey *** and shall cooperate with a survey generated by a third party designated and retained by WaMu ***.
Supplier shall provide the content (including the criteria for determining acceptable results) of each such survey to WaMu no later than *** prior to its intended issuance. WaMu shall provide its formal written approval of the content of the survey within *** prior to the scheduled issuance of the survey, which consent shall not be unreasonably withheld.
The target audience for the survey will be WaMu’s functional Business Owners of the outsourced processes and the applicable WaMu vendor oversight personnel.
The survey results applicable to WaMu’s Supplier outsourced services will be shared with WaMu’s Executive Management Team defined in Exhibit 12 (Governance).
If any of the results of such satisfaction surveys do not meet or exceed the criteria for acceptable results, the following steps will be taken:
a.	The Supplier will to prepare an improvement plan to address the objective concerns raised in the satisfaction survey and, submit the survey improvement plan to WaMu for approval within *** after Supplier’s receipt of the survey results;

b.	WaMu will review such improvement plan and provide any recommended amendments to such plan within *** of WaMu’s receipt of the plan;

c.	Supplier will revise and resubmit such plan to WaMu for its further review within *** of receipt of amendments from WaMu; and

d.	once approved by WaMu, Supplier will implement such plan.

Exhibit 6
Service Locations
1.	Supplier agrees to provide the Services described in this Agreement from the following location, and such further location(s) as approved in writing by WaMu:
Address:
***
Facility Contact Person – ***
Phone Number – ***
Fax Number – ***
2.	Services Location and Third Party Vendor / Competitor. If Supplier intends to provide the Services from an environment that Supplier shares with a third-party vendor, or from which Supplier also provides services to a client that is (or becomes) a WaMu Group Competitor, then, before providing (or continuing to provide) the Services from that environment, Supplier shall develop processes, procedures, and physical restrictions reasonably satisfactory to WaMu to ensure that no third-party vendor personnel, and no Supplier personnel dedicated to providing services to another Supplier customer, may gain access to any of WaMu’s Confidential Information. Alterations to *** and/or the *** that directly impact WaMu’s operations must be ***.

Exhibit 7
Key Personnel
Key Personnel, as defined in the Master agreement, are as follows:
Ongoing Operations:
Account Manager – ***
Client Operations Head – ***
Operations Manager – ***
Process #1 Supervisor– ***
Program Director – ***
Transition Operations:
Transition Manager – ***
Account Manager – ***
Client Operations Head – ***
Operations Manager – ***
Process #1 Supervisor– ***

Exhibit 8
Business Continuity and Disaster Recovery
1. Disaster Recovery and Business Continuity
Supplier agrees to provide WaMu with documentation of its disaster recovery strategy and/or capability within *** of Agreement Effective Date. This description will address actions to be taken in the event of an extended outage of service. (Such an outage could be caused by a number of events ranging from technical hardware/software/network related malfunctions to a catastrophic disaster.) The description shall address:
A.	Risk avoidance and disaster prevention provisions in place (e.g. physical security systems, fire protection / suppression systems, equipment spare parts on-site, Uninterrupted Power Supply (UPS) and backup generators, etc.).

B.	Recovery time frames (In the event of an outage, how many hours until service will be restored? In a worst-case scenario, define the maximum allowable downtime).

C.	Data backup and off-site storage process.

D.	Lost customer data / data in progress recovery.

E.	Service recovery strategy (e.g. internal/redundant backup, commercial hotsite backup, equipment “quick ship” agreements with other vendors, etc.).

F.	Notification process.

G.	Recovery testing processes (How many recovery tests per year? Is WaMu involved in recovery testing?).

H.	Recovery Plan maintenance (Who maintains the recovery plan? How frequently is it reviewed and/or updated as a result of technical / product / service changes?).

I.	Define recovery roles and responsibilities assumed by Supplier and WaMu.

J.	In addition to any other obligations articulated in this Exhibit 8, Supplier will be responsible for the following:
i.	Develop and document a testing methodology plan and schedule of critical dependencies (i.e. locations, technology, people and vendors) that will conduct testing in 2006 and provide test results to WaMu. Testing methodology plan will, at a minimum, address Program Components, Plan Components, Criteria, and Dependencies

          2. Testing Frequency and Methodology
Supplier will be responsible for testing methodology and plans, as described in Section 1 of this Exhibit 8, within *** of Agreement Effective date and at least once every subsequent *** the Agreement is in effect. Supplier will provide WaMu with adequate test results to demonstrate processes are effective and meet WaMu’s current Business Continuity and Disaster Recovery requirements. WaMu, at its sole discretion, reserves the right to update Business Continuity and Disaster Recovery requirements and Supplier will provide proof, upon request, of adherence to WaMu requirements. Supplier’s costs associated with such revised Business Continuity and Disaster Recovery requirements, if any, will be addressed in the same manner as costs in connection with an adjustment to Service Levels pursuant to Section 5.2(B) of the Master Agreement.
          3. Other Requirements
In addition to requirements described in Section 1 and 2 of this Exhibit 8, Supplier will be responsible for the following:
A.	Address and mitigate all risks, to WaMu’s satisfaction and as documented in WaMu’s Risk Acceptance Mitigation (RAM) document and attached to this Exhibit 8 as Attachment 1 to Exhibit 8 “Risk Acceptance and Mitigation”

B.	Supplier will be responsible for all processes contained in Attachment 2 to Exhibit 8 “People Support BCP / DRP.”

Attachment 1 to Exhibit 8 – Risk Acceptance and Mitigation
The WaMu Risk Acceptance and Mitigation document, as further identified below, is incorporated by this reference as though fully set forth herein:
“Risk Acceptance and Mitigation – PeopleSupport San Jose, Costa Rica v. 1.0,” WaMu TSG Enterprise Risk Services

Attachment 2 to Exhibit 8 – PeopleSupport BCP / DRP
Supplier’s Disaster Recovery & Business Continuity Plan, as further identified below, is incorporated by this reference as though fully set forth herein:
***

Exhibit 9
Step-In Events
1.	Step-In Events. WaMu shall have the rights set forth in this Exhibit 9 and in Section 8.6 of the Master Agreement upon the occurrence of the following events (the “Step-In Events”):
(a) The making of an assignment for the benefit of creditors by Supplier;
(b) (i) The determination by a court of competent jurisdiction or an arbitrator that Supplier is bankrupt, or (ii) an admission by Supplier that it is bankrupt, or (iii) Supplier applying for or consenting to the appointment of, or the taking of possession by a receiver, custodian, trustee, or liquidator of itself or all or the substantial part of its property, or (iv) Supplier enters any proceedings under the Bankruptcy Code (with the exception of Chapter 11 proceedings provided that Supplier continues to provide the Services during such proceedings);
(c) The sale of Supplier or a merger in which Supplier is not the surviving party if the acquiring or surviving party in such sale or merger does not assume Supplier’s rights and duties under this Agreement;
(d) The liquidation of Supplier or Supplier’s failure to continue in its current business;
(e) The failure by Supplier to provide the Services for a period of ***, other than as the result of a Disaster or Force Majeure;
(f) The OTS or another Governmental authority with jurisdiction over WaMu directs WaMu to Step-In as the result of an audit; or
(g) Supplier’s *** is *** or more for two consecutive months.
2.	Step-In Rights. Upon the occurrence of a Step-In Event, WaMu shall have the rights set forth in this section 2, together with any other rights set forth in the Master Agreement. Subject to WaMu providing written notice to Supplier that it is exercising its Step-In rights, WaMu may:
(a) ***
(b) ***
(c) ***.
3.	Supplier Notice Obligation. Supplier shall provide WaMu with written notice of the occurrence of a Step-In Event within *** of the occurrence of such event. Supplier shall undertake all commercially reasonable efforts to assist WaMu in the exercise of its Step-In Rights.

Exhibit 10
WaMu Operational Responsibilities and WaMu Resources
1.	WaMu Operational Responsibilities:
WaMu will have the following operational responsibilities and provide the following resources:
A.	WaMu will keep Supplier advised regarding WaMu’s anticipated needs for ramp up or ramp down in Supplier staffing to meet projected long-term needs. WaMu will provide interval staffing requirements with the final monthly forecast as of the last day of each month for the month following the subsequent month.

B.	WaMu will provide in the daily call minutes statistics on AHT for both WaMu and Supplier, reported by center.

C.	WaMu will permit Supplier’s internal quality monitoring team to participate in regular meetings with WaMu’s quality monitoring staff in order for Supplier’s team to calibrate its performance with WaMu’s internal quality standards. WaMu will provide Supplier quality scores by CSR and by center each month and will provide mid-month status reports when possible.

D.	WaMu will provide monthly VOCALS reports (or successor program) showing feedback on Customer Loyalty scores for all centers.

E.	WaMu will provide all training materials to Supplier in a timely fashion, to support Supplier’s training function. WaMu will cooperate as reasonably requested to incorporate recommendations and modifications of training materials and training tools. Supplier will have each trainer certified by WaMu prior to conducting a new-hire training class.

F.	Project Staff Scheduling. WaMu’s Workforce Management team (WFM) will provide schedule information to Supplier as follows:
i.	WaMu will provide a rolling requirement to Supplier at the intervals specified in 1(A), above. The requirements will provide the number of Productive Hours required in *** intervals. Further, Supplier will have all schedules finalized and entered into eWFM system *** after receipt of WaMu’s requirements.
2.	WaMu Technology Responsibilities:

A.	WaMu will be responsible for the design, integration, and delivery of the *** multi-site routing solution. This will include the data network infrastructure (firewalls,

T1’s, Routers, IP Addresses, and Latency), ACD systems integration, and the call routing scripts & routing variables. The WaMu *** server infrastructure will be integrated at the *** locations. The infrastructure elements will include the licensing, servers, racking, and installation required to support such integration and delivery.

B.	WaMu will provide a data communications environment, linking WaMu’s *** Desktop system to Supplier’s Service Locations, including data connection (T1 lines), firewalls and switches/hubs required for such linking. WaMu will maintain all software licensing required for the *** Desktop integrations. WaMu will be responsible for providing *** multi-site routing and computer telephony integration (CTI) software tools for in support of the call coordinated screen pop.

C.	WaMu will provide all Aspect eWFM licensing and servers, the application will be integrated into the *** contact center system in ***, and the server infrastructure will be placed in the WaMu EDC environment.

D.	WaMu shall provide Supplier with access to real time reports and data from WaMu’s Aspect eWFM schedule forecasting and the *** and CMS systems.

E.	WaMu will provide prompt turnaround for initial training and production user ID’s and passwords for all systems, as well as resets for all system ID’s dependent upon a timely submission of all security requests. The standard turnaround time for securing production user ID’s is 10 business days. The standard turnaround time for resets is immediate upon the contact of WaMu help desk.

F.	WaMu will provide the Software and Tools identified in the tables below in support of Supplier’s provision of the Services. WaMu may amend the configuration of Software and Tools in its sole discretion during the term of the Agreement.

G.	WaMu’s primary focus is to build an environment using *** which supports the application environment, secures the remote desktop, adequately addresses application latency, and reduces the bandwidth required to support Supplier’s provision of the Services.

H.	Telecommunications: Voice and Data Networking

Ownership &
Description	Responsibility	Technology Specifications
Primary and Secondary Data Circuits to connect WaMu Data Network to the Supplier’s *** Location in the ***	WaMu	The WaMu data circuit connectivity will extend from the Washington Mutual EDC environment to the Supplier’s *** location and will be *** provided by ***. The configuration will be comprised of *** connecting the WaMu and Supplier’s environment. The appropriate firewall and security provisions are included in the solution design.

Ownership &
Description	Responsibility	Technology Specifications
WaMu will provision the data circuits from the existing WaMu end points to the Supplier’s *** location in the ***. There will be *** services provisioned in support of providing a primary and secondary data network routing environment.

Primary and Secondary Voice Transport to connect the WaMu Voice Network to the Supplier’s ***Location in the ***	WaMu	The WaMu voice transport will be provided over a dedicated data circuit and all telephony/contact center routing will be *** provided by either ***. The voice traffic will be routed over the data circuit as IP packetized voice services to the Supplier’s location. The appropriate firewall and security provisions are included in the solution design.

WaMu will provision the data circuits from the existing WaMu end points to the Supplier’s *** location in the ***. There will be a *** services provisioned in support of providing a primary and secondary voice connectivity environment.

*	Please note that a total of *** will be provisioned for voice and data services, the WaMu configuration will allow for shared voice and data traffic over each of the ***.
          I. Infrastructure Equipment: Voice, Data and Contact Center

Ownership and
Description	Responsibility	Technology Specifications
Data Network Infrastructure (Switches and Routers)	WaMu	The WaMu network infrastructure, router/switch/firewall configurations at the EDC. The LAN switching equipment *** to be installed at the Supplier location in *** will be provided by WaMu in direct support of the IP Telephony environment.

Voice System (Survivable Server)	WaMu	WaMu will provide the *** local survivable server that allows for local calling services.

ACD	WaMu	WaMu will extend its IP Telephony and Contact Center configurations from the existing *** configurations at the ***.

Telephones	WaMu	WaMu will provide the IP Telephony *** telephones M/N 4622, as well as the high-level designs on VLAN segmentation and the required ACD configurations.

Solution Storage ***	WaMu	The storage requirement for the *** solution will leverage the existing WaMu SAN environment.

*** Software Solution Active / Passive	WaMu	The *** solution has been selected versus ***.

Ownership and
Description	Responsibility	Technology Specifications
Server Infrastructure for *** Solution	WaMu	WaMu will provide servers required to support the *** deployment in its in-house data center(s).

*** Routing	WaMu	WaMu will provide the *** software licensing and infrastructure components. The *** solution will be integrated into the WaMu ***.

The *** integrations (Peripheral Gateways) are to be installed at the WaMu *** location in ***; and will serve the *** location contact center IP Agent configuration. The real-time call management will be driven by the *** CMS Server.
          J. Application Software

Description	Responsibility	Technology Specifications
IBM Personal Communications 5.5.1 & WMI_Pcomm_config_1.0	WaMu	*** Computing Environment

ECC Online Manual	WaMu	*** Computing Environment

*** TOB	WaMu	The standard integrated *** desktop will be used as the customer interaction software interface. The *** solution will be delivered using the *** computing environment.

***	WaMu	WaMu is to provide the *** software licensing and infrastructure components. The technologies will be integrated with the WaMu owned *** and *** configurations in the ***.

The Witness solution will be integrated at the WaMu *** location in *** and integrated with the WaMu *** configurations located in the ***.

Call Center Message Boards	WaMu	WaMu is to provide the connections and interfaces for the Call Center Message Boards to be provided by Supplier in *** (see Exhibit 13).

Music-On-Hold (Devices and Messaging)	WaMu	The Music-On-Hold solution will be provided by WaMu, and will be integrated with the call queuing environment on the ***ACD System.

In-Queue Messaging	WaMu	WaMu will coordinate the in-queue messaging and customer interaction scripts that will be automated within the ACD system.

ACD Routing Schema: Naming Conventions, Route Steps, and Call	WaMu	WaMu will define the ACD Routing Schema for the *** integration which includes:
Naming Conventions, Route Steps, and Call Transfer Paths. The configuration requirements that drive effective

Description	Responsibility	Technology Specifications
Transfer Paths		ACD Routing Schema will be installed on the *** environment and extended to *** via WaMu’s chosen configuration.

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Description	Responsibility	Technology Specifications
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***	***	***
3.	Miscellaneous WaMu Obligations:
A.	Without limiting any obligations under Exhibit 12 (Governance), WaMu and Supplier will provide each other with comprehensive lists of their primary and back-up contacts as well as escalation procedures for operations, systems and phone routing issues.

B.	WaMu shall promptly review any written restrictions and procedures Supplier may prepare and deliver, in compliance with Section B of Exhibit 2 (Transition), with respect to Services Supplier proposes to provide from any of the environments specified in such Section.

C.	Provide “WaMu-branded” materials for Supplier call center environment and provide Supplier with WaMu newsletters and other corporate communications.

D.	Provide Supplier with WaMu guidelines for handling non-Spanish Calls.

E.	For any Software, Tools, or Equipment to be provided by WaMu for use by Supplier at the Service Location(s) or any other Supplier location (such as a US POP), WaMu shall deliver such Software, Tools, or Equipment to Supplier at a location in the United States .

Exhibit 11
Fees
I.	INTRODUCTION

1.	This Exhibit 11 sets forth the terms and conditions for the pricing and invoicing of Fees and other amounts payable by WaMu to Supplier, and the crediting of certain amounts against such payments, pursuant to the Agreement. The terms and conditions set forth herein are in addition to, and not in lieu of, the terms and conditions set forth in Article 10 (Fees and Payment) of the Master Agreement.

This Exhibit 11 consists of the following parts:
I.	Introduction

II.	Implementation Fees

III.	Baseline Pricing

IV.	Price Adjustments

V.	Pass-Through Expenses

VI.	Invoicing
2.	In this Exhibit 11, a Fee payable for Services priced by unit is payable for the Supplier correctly processing the applicable item(s), or otherwise delivering the applicable Services, in accordance with the Services set forth in Exhibit 1 (Scope of Services) and the Service Levels set forth in Exhibit 4 (Service Levels and Performance Credits).

3.	The ongoing Fees payable with respect to ongoing Services in each month shall be calculated as the sum of:
(a)	***

(b)	***

(c)	***
4.	All pricing provided by Supplier with respect to New Services and pricing in all Project Proposals shall be consistent with this Exhibit 11

5.	The Fees set forth in this Exhibit 11 are intended in the aggregate to compensate Supplier for all costs incurred and resources used in providing the Services. Supplier acknowledges and agrees that taxes due on the Services in accordance with Article 11 (Taxes) of the Master Agreement, WaMu shall pay no additional or separate charges for any Services, management, production, operational support and other services relating or incidental to the performance of the Services.

II. IMPLEMENTATION FEES
A.	Implementation training will not exceed *** (*** hours) per CSR Project Staff hired by Supplier. Implementation training will be provided at the Training rate specified in the table below. WaMu will not be charged for time spent by CSR Project Staff in training which is identified as Supplier’s responsibility in Exhibit 16 (Training).

Classification	Definition	Productive Hour Rate
Training	Initial WaMu specific training required to staff up to *** employees	***
B.	Within thirty (30) days of the Service Agreement Effective Date, WaMu shall pay to Supplier a one time lump sum payment of *** to defer installation/implementation expenses. Should WaMu exercise its termination rights under Section 3.5 of this Service Agreement, this amount will not be refundable by Supplier to WaMu. Any and all other implementation fees will be the sole responsibility of Supplier.

C.	Delayed Commencement Fees. If WaMu has not issued to Supplier the Commencement Notice (as defined in Section 4.4 of the Service Agreement) by the date that is *** after the Service Agreement Effective Date, WaMu will pay to Supplier a fee of *** dollars *** per month, commencing on the first day of the calendar month following the *** after the Service Agreement Effective Date and continuing until either (i) such date as the Commencement Notice is issued, or (ii) the Service Agreement is terminated. Upon issuance of the Commencement Notice, WaMu shall have no further liability under this paragraph, and Supplier will be compensated as set forth in Section D(3), below.

D.	Service Ramp Up.
          1. Ramp Up Schedule. Supplier will support the following CSR Ramp up schedule:

Days after
Commencement Notice	Cumulative Number of
is provided by WaMu	CSR FTEs in Ramp Period
***	***

***	***

***	***

***	***

***	***

***	***

***	***

          2. Commencement of Ramp Up. For purposes of the above Ramp Up Schedule, Supplier will commence Ramp Up activities upon receipt from WaMu of the Commencement Notice (as defined in Section 3.5 of the Service Agreement). Days will be counted from the date of the Commencement Notice. By way of illustration, pursuant to table above *** CSR FTE’s must be available by the date that is *** after the date of the Commencement Notice.
          3. Fees During Ramp Up. WaMu will pay monthly charges equal to the Cumulative Number of CSRs in the Ramp Period multiplied by the $/CSR hour price outlined in Section III(B), below, as long as there are no delays to Ramp Plan caused solely due to Supplier.
          4. Supplier’s failure to comply with the Ramp-Up Schedule will be deemed a material breach of this Service Agreement and the Master Agreement.
          5. Ramp-Up Delays. If and to the extent that Supplier is requested by WaMu to cease or delay the Ramp Up Schedule, Supplier will do so. In such case, and only in such case, WaMu will pay to Supplier a monthly fee (the “Ramp Delay Fee”) for each month in which the number of CSRs is less than required under the Ramp Up Schedule in Section D(1), above, at WaMu’s request. The Ramp Delay Fee shall be equal to *** multiplied by the number which is the difference between the number of CSR’s required under the Ramp Up Schedule in Section D(1), above, at the end of each calendar month and the number of CSR’s actually hired on the Project Staff as of the end of such calendar month. For example, if in the calendar month ending after the *** day of the Ramp Schedule Supplier has been requested to cease adding CSR’s beyond ***, WaMu will pay to Supplier a Ramp Delay fee of *** in such month ***.
III. BASELINE PRICING
A. Supplier Rate Card.

Definition	Hourly Rate
Daily Hourly Rate – Supplier will not be paid more than *** hours on any given day for any CSR	***

Training — Initial WaMu specific training required for adding additional capacity and including training costs associated with attrition (e.g., the *** employee)	***
B. CSR FTE Pricing.
WaMu will pay the Hourly Rate indicated in the table above based on an *** work day. For each work day an approved CSR spends assigned to the WaMu account working on WaMu training or WaMu call handling activities, the CSR will be eligible to bill WaMu *** at the specified rate in the above table. In no month shall any approved CSR bill more than *** in any ***, or more than *** hours per calendar month for each CSR approved by WaMu.

C. General and Administrative Expenses.
WaMu shall pay Supplier the amount of *** per month for general and administrative expenses, payable in arrears.
D. Back Office Personnel.
WaMu’s payments for *** under Section C, above, and Hourly Rates paid for CSRs pursuant to Section A, above, are *** necessary or appropriate to deliver the Services in compliance with the terms of the Master Agreement, this Service Agreement, and the Service Levels specified in Exhibit 4 (collectively, “Back Office Personnel”). WaMu shall not be responsible for any ***. Without limiting the foregoing, Supplier acknowledges and agrees that it will provide *** in at least the following minimum ratios to the total number of CSR’s on the Project Staff.

Ratio
CSR to Supervisors	***

CSR to Manager	***

CSR to Site Head	***

CSR to HR Manager	***

CSR to HR Recruiter	***

CSR to IT Analyst	***

CSR to Work Force Analyst	***

CSR to Receptionist	***

CSR to Finance/Accounting	***
E. Space Utilization Credits to WaMu.
If Supplier requests and receives permission from WaMu to utilize a portion of the Service Location(s) facilities for other customers, Supplier will pay WaMu a credit (the “Space Utilization Credit”) of *** for each FTE occupying such facilities and engaged in providing services to other customers in any calendar month, or portion thereof. Space Utilization Credits, if any, will be deducted from WaMu’s invoice for the relevant period and, should such Space Utilization Credits exceed the amount of such invoice, they may be carried over to future periods without limitation.

F.	Attrition. All attrition based training (other than training for which Supplier is responsible in Exhibit 16) will be provided at the Training Rate specified in Supplier Rate Card in Section II (A) above.

G.	Project Staff Ramp Down.
In the event that WaMu wishes to ramp-down the number of CSRs on the Project Staff, WaMu shall provide *** notice to Supplier with respect to such ramp down. Following such notice of Project Staff ramp down, WaMu shall – with respect to each member of the Project Staff affected by the ramp down — be responsible for the lesser of (i) *** per affected CSR per month during each of the first *** after notice was given under this section; or (ii) the sum of (x) actual Services fees allocable to such affected CSR during the *** after notice was given under this section and (y) any severance or other termination costs actually incurred by Supplier if it terminates such Project Staff.
After the initial ramp-up to *** CSRs, if WaMu ramps down the Project Staff to a number below ***, WaMu will pay to Supplier a monthly payment in the amount of *** (the “Vacant Seat Fee”) multiplied by the number calculated by subtracting the actual number of Project Staff from *** for such month.
If Space Utilization Credits which Supplier owes to WaMu are offset by Vacant Seat Fees in any month, such offset will be reflected on the applicable invoice.
IV. PRICE ADJUSTMENTS
The shall be *** adjustments to price during the term of this Service Agreement, other than those explicitly set forth in the Supplier Rate Card in Section III(A), above.
V. PASS THROUGH EXPENSES
A.	Pass-through expenses identified in this section IV by categories shall be subject to approval by WaMu in advance of Supplier incurring a specific expense in a category of expense set forth herein. All such pass-through expenses will be passed through at Supplier’s ***, as set forth in Section 10.5 of the Master Agreement.

B.	The following are Pass Through Expenses contemplated within this Scope of Services:
i.	Expenses. Out of town travel expenses that are pre-approved in writing and are reasonable and necessary shall be reimbursed at ***. In no event will WaMu pay for travel time. Airfares must be at coach rates, although Supplier may choose to upgrade at its own expense. Where practical, airfares shall be booked at least *** in advance. Daily meal allowance is $*** per day *** per Supplier personnel providing Services hereunder. Ground transportation will be reimbursed at actual cost, not to exceed $*** per Supplier personnel per day. Unless otherwise agreed in writing, hotels shall be reserved using WaMu’s designated hotels where discounts have been negotiated.

ii.	Insurance. WaMu will pay up to *** during each year of the Term of this Service Agreement and the Tail Period (as described below) toward Supplier’s costs of E&O and Crime insurance, provided, however, that (a) WaMu will not pay any amounts toward coverage limits greater than $*** in the case of E&O coverage and $*** in the case of Crime coverage; (b) WaMu will not pay any amounts toward coverages other than E&O or Crime coverage; (c) WaMu will not pay any amounts towards Supplier’s first $*** of E&O coverage or first $*** of Crime coverage; and (d) WaMu will not pay any amount greater than Supplier’s actual premium expense incurred to obtain such insurance.

To avail itself of payment under this provision, Supplier shall be required to provide proof of premium payment as well as the cost which would have been incurred to obtain E&O insurance with a coverage limit of $*** and Crime insurance with a coverage limit of $***. For purposes of this provision, the Tail Period shall be one year after any Termination of this Service Agreement other than Termination (x) by reason of WaMu exercising its *** as set forth in Article 18, or (y) Termination pursuant to Section 20.4 (Cause), subsection (A) of Section 20.5 (Termination for Adverse Financial Condition), Section 20.8 (Insolvency), or under Section 20.9 (in respect of Section 8.1 (Disaster Recovery) of the Master Agreement, and shall be limited to payments in respect of E&O or Crime coverages for which Supplier has maintained policies on a “claims made” basis during the Term. For avoidance of ambiguity, this provision has no effect on the minimum insurance coverages Supplier is obligated to maintain under Section 25 of the Master Agreement.

iii.	Shipping. If and to the extent that Suppler incurs shipping costs with respect to WaMu Software, Tools, and Equipment that WaMu provides for local use and installation at the Service Location, WaMu will reimburse Supplier for actual incurred shipment costs, provided (x) the shipping method and/or cost must have been pre-approved by WaMu; and (y) WaMu shall not be responsible for any customs, duties, import taxes or the like associated with such shipment(s).
VI. INVOICING
No later than *** after the last day of each calendar month in the Term, the Supplier will issue to WaMu an invoice for all Fees due for Services performed during that month. Within *** after WaMu’s receipt of each invoice, the Delivery Managers shall conduct a review of such invoice. The Supplier’s invoice shall provide such detail as requested by WaMu from time to time. At a minimum, such invoice shall set forth the following:
1.	Fees and Incentives with respect to each of the items identified in the Introduction to this Exhibit 11;

2.	For any invoice as to which price adjustment first takes effect, the detail regarding the Suppliers calculations in applying the price adjustments as stated in Part III of this Exhibit 11;

3.	For Ongoing Fees, which are based on a per unit consumption or other data, the unit level (e.g. loan level) details of all such data for the month invoiced;

4.	For any Pass-Through Expenses included in the invoice, detail regarding each such expense and copies of applicable invoices from, and documentation of the Supplier’s payment to, third-party suppliers or service providers; and
Each payment of invoiced amounts shall be made, to the extent feasible using WaMu’s accounts payable systems, by electronic funds transfer to the ABA and routing numbers provided by the Supplier in writing and, to the extent not feasible using WaMu’s accounts payable systems, by delivery of a check to the address set forth in the Agreement. All such amounts shall be invoiced and payable in United States dollars. WaMu may deduct from invoiced amounts all or part of any amounts to be reimbursed to WaMu, amounts disputed in good faith by WaMu and amounts otherwise payable to WaMu under the Agreement or any Schedule to the Agreement.

Exhibit 12
Governance
Services under this Services Agreement shall be governed by Schedule 6 (Governance) to the Master Agreement, as supplemented by this Exhibit 12. For purposes of these Service, the members of the DMT, RMT, and ERT are as follows:
Nothing in this Exhibit 12 shall relieve the Parties of any obligations under the Agreement. For purposes of this Exhibit 12, a Subcontractor of Supplier is not considered another “service provider” of WaMu separate and apart from Supplier.
1. Delivery Management Team
The Delivery Management Team (“DMT”) will be comprised of the following Operations Managers and their successors as appointed from time to time by written notice from the Party replacing its Operations Manager.
WaMu: ***
Supplier: ***
2. Relationship Management Team
The Relationship Management Team (RMT) will be comprised of the following individuals, representing WaMu and Supplier, respectively:
WaMu: ***
Supplier: ***
3. Executive Review Team
The Executive Review Team (ERT) will be comprised of the following individuals:
WaMu: ***
Supplier: ***

Exhibit 13
Supplier Software and Tools
The Software and Tools identified in the tables below will be provided by Supplier and integrated to the extent required to provide an end-to-end technology solution to provide the Services in an efficient and effective manner, and in compliance with the Service Levels.
WaMu has a structured Change Management process, to which Supplier will be obligated to adhere, without exception, to coordinate changes in the Supplier environment that will or may reasonably be expected to impact WaMu business operations, technical integrations, or application performance.
Requirements include: descriptions, ownership & responsibility, line-item technology specifications, and summary detail where required, that must be integrated by Supplier. The primary intent is to build an environment using *** which supports the WaMu application environment, secures the remote desktop, adequately addresses application latency, and reduces the bandwidth required to support the Services.
A. Telecommunications: Voice and Data Networking

Ownership &
Description	Responsibility	Technology Specifications
*** In-Country Local Loop circuits required to extend the WaMu Long-Haul Services (Data)	***	*** will execute the order form for the *** In-Country local loop required to extend the WaMu Long-Haul Services.

*** In-Country Local Loop circuits required to extend the WaMu Long-Haul Services (Data)	***	*** will execute the order form for the *** In-Country local loop required to extend the WaMu Long-Haul Services and the local phone calling support.
B. Infrastructure Equipment: Voice, Data and Contact Center

Ownership and
Description	Responsibility	Technology Specifications
Call Center Message Boards (Infrastructure, Connectivity, and Purchase of Message Boards)	***	At its discretion, *** has the option to procure a message board solution equivalent to the WaMu standard(s). The current WaMu standard is *** solutions, with an IP Interface and Messaging Server. Supplier will procure and integrate the required technologies at the *** location. The integration

Ownership and
Description	Responsibility	Technology Specifications
activations will include: (i) Positioning of the boards, (ii) Cabling, (iii) Power, (iv) Installation, and (v) Testing.

Facilities Cable Infrastructure	***	*** will be responsible for completing the cable infrastructure builds for voice, data, and general telecommunications services – this includes the cubes, MDF, and IDF locations. WaMu will provide the cabling specifications necessary to support VoIP and IP Telephony, and in support of the integration of the routers, survivable servers, and *** IP phones.

Local Network, Agent, and Supervisor Printers; Fax Machines	***	*** will provide the appropriate local network printers, agent and supervisor printers, and fax machines (based on WaMu specifications) as appropriate to ensure resource productivity and achieve the agreed upon Service Levels.

Personal Computer	***	*** will provide desktop workstations meeting WaMu specifications, as follows:

• ***

• ***

* The WaMu desktop standard model *** is no longer in full production GA. There are alternative models under review to replace the ***, the selected alternative will be *** manufactured systems and have equivalent functionality as provided by the ***.
C. Application Software

Description	Responsibility	Technology Specifications
Internet Browser	***	The Internet Browser will be part of the standard desktop O/S configuration to be provided by *** .
The specific configuration of the Internet Browser components necessary to support the WaMu business remains under discussion between WaMu and Supplier technology teams. Final configuration will be determined in WaMu’s sole reasonable discretion. All Internet traffic from *** will be routed through the WaMu enterprise.

Exhibit 14
1.	No *** shall be payable to *** in the event of termination of this Service Agreement. All fees payable in respect of the termination are set.

Exhibit 15
Background Check Requirements
     1. *** Check.
Supplier, by itself or through the use of a third-party contractor, agrees to subject each member of the Project Staff to the *** check (the “***”) described in this Exhibit 15 before Supplier allows him or her to perform any Services on behalf of WaMu. Supplier will incorporate necessary changes to meet the *** Check in its Pre-Employment Requirements process and will keep such Pre-Employment process updated from time to time per Section 13.10 (Management Procedures Manual) of the Agreement (but in no case will it omit any part of the Five-Part Background Check from its procedures without written approval from WaMu).
A.	*** Verification. This verification shall include verification of an actual copy of the *** and the *** from that ***, along with any release form necessary to legally share the information with WaMu or WaMu’s regulators.

B.	*** Verification. Each Project Staff person shall provide the exact location of his or her ***, including identifying his/her ***. Supplier will verify the information provided by the Project Staff person. Verification will include, but not be limited to, verifying that the Project Staff person has the *** in the subject matter of the services and that the Project Staff person has *** to *** by ***.

C.	Address Verification. The Project Staff will supply Supplier with his or her current and prior addresses (if any) for the previous four (4) years.

D.	*** Verification. The Project Staff person will supply Supplier with such *** as are available in Costa Rica upon personal direct request from the interested Applicant. Supplier will also collect the following information as part of the *** Verification process:
i.	Copy of identification card and/or passport (both sides). The Project Staff person shall be required to present the original document for verification of authenticity;

ii.	One photo of each project Project Staff person; and

iii.	At least two (2) letters of recommendation from previous employers (if applicable). If the position requires certification, the original certificate and a copy of the certificate or diploma or degree is provided.

E.	*** Searches. Supplier will search each of the following *** for information about each member of the Project Staff.
i.	*** Supplier will utilize third party service (such as ***) to evaluate *** of Project Staff. *** from *** will at a minimum contain ***.

ii.	***
F.	In any of the preceding *** verifications listed in Sections ***, if the Project Staff person is found to have provided any false or misleading information, such Project Staff person shall not be assigned, or allowed to continue, to provide Services to WaMu unless WaMu is first notified of the circumstances surrounding the misrepresentation and specifically consents to use of that Project Staff person in a separate, signed written notice.

G.	In any of the preceding *** verifications listed in Sections ***, if the Project Staff person is found to have committed any acts or crimes comparable to fraud or theft, or any crimes or acts of violence, that Project Staff person shall not be assigned to perform Services or, if already assigned, shall be immediately barred from providing Services.

     2. Retention.
Supplier shall retain the results of all *** Checks conducted by it, as well as any supporting documentation sufficient to document Supplier’s background check process and procedures. The results and supporting documentation shall be retained for no less than *** after the date the particular member of the Project Staff subject of any Background Check ceases to work on the WaMu account, or in accordance with WaMu’s then-current record retention procedures, as in effect from time to time and communicated to Supplier.
     3. Audit.
Upon notice from WaMu, Supplier will provide WaMu, WaMu Agents, or OTS Agents with access to the *** Check results referenced herein and any supporting documentation as may be requested by WaMu or the OTS.

Exhibit 16
Training
     1. Training Approach
A.	WaMu and Supplier (which for convenience may be referred to as “PeopleSupport” in this Exhibit 16 and associated training plans) will use a *** model to ensure that PeopleSupport trainers are capable of training Project Staff consistent with WaMu’s training standards. The *** model can generally be defined as a WaMu trainer certifying PeopleSupport trainers and WaMu and PeopleSupport trainers co-facilitating training retail and mortgage banking sessions with PeopleSupport Project Staff. Upon completion of Phase 5 of the Training Plan, the *** model will be deemed complete and the PeopleSupport trainers need to be certified by WaMu trainers.

B.	Training for which Supplier is responsible. Supplier is solely responsible – without cost to WaMu — for all Project Staff basic induction training associated with the following: acclimatization to the Service Location facilities and Supplier’s operations, including but not limited to security procedures, hours of operation, human resources policies, and payroll related orientation training.
     2. Training Plan
The parties intend that live training for the intial group of Supplier personnel will commence on premises at WaMu facilities on or about March 27, 2006. The parties will agree on a specific Training Plan and schedule which will be treated as an attachment to this Exhibit 16 as though fully set forth herein as of the Service Agreement Effective Date.
3. Ongoing Training
A.	PeopleSupport shall provide employee training as necessary during after the transition period to establish and maintain the dedicated WaMu Services CSR team.

B.	On a regular basis, PeopleSupport shall provide, at its expense, additional training for all employees providing Services to maintain and improve customer service skills (excluding training driven by WaMu-specific business needs).

C.	PeopleSupport shall collaborate with WaMu in preparing materials to be used in all phases of training by using existing training materials, approved by WaMu, and WaMu-specific materials provided by WaMu.

D.	WaMu will perform quarterly training audits to ensure all training materials and curriculum are current and trainers are versed in WaMu’s training requirements. WaMu plans to visit the PeopleSupport location and conduct a training calibration session with the PeopleSupport trainers and potentially PeopleSupport Project Staff. Supplier shall make its trainers and Staff available to participate in these sessions with WaMu’s training staff.

E.	Notwithstanding any term of the Agreement or the Schedules to the contrary, WaMu acknowledges that the PCs used in PeopleSupport’s training rooms to conduct WaMu training (which may not be used for production purposes) may also be used to conduct other PeopleSupport customers’ training. To the extent necessary to accommodate shared usage for training purposes, more than one configuration image may reside on each such training PC, and such training PCs may be connected to other PeopleSupport customer’s networks (but never connected concurrently to both WaMu’s and any other customer’s network).

Exhibit 17
Disengagement Plan
The parties will develop the Disengagement Plan as set forth in Article 22 of the Master Agreement, after which the Disengagement will be incorporated herein by this reference as though fully set forth as of the Service Agreement Effective Date.

Exhibit 18
***
A. *** Exercise Consideration
If and at such time as WaMu desires to exercise the *** afforded to it under this Service Agreement, the consideration to be paid by WaMu in exchange for Supplier *** to WaMu *** used in connection with the provision of the Services at the Service Location(s) shall be an amount (the “Option Exercise Price”) equal to:
(i)	***

(ii)	***

(iii)	***
The Option Exercise Price shall be payable on such terms as are agreed in the ***.
1.	Agreed ***. Subject to adjustment as provided for in this Section A, the Option Exercise Price shall be at the *** set forth in the table below. For purposes of calculation, the relevant month shall be the month in which the Closing occurs (for which purpose the “Closing” is defined as the date specified by the parties in the *** upon which the purchase transaction contemplated thereby is consummated).

Month	Buy Out Price
***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

Month
***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***
2.	Operating Cost Credits. WaMu shall be entitled to *** from the *** any *** calculated under this subsection (2) shall be due from Supplier if and to the extent that Supplier has, as of the Closing date, incurred *** during the period commencing on the Service Agreement Effective Date and ending as of such Closing date than the parties have projected in the *** below. To the extent Supplier’s *** in any of the categories listed in the *** Table are *** than the sum of the *** in such category for such month, WaMu will be entitled to an ***.

(a)	Upon WaMu’s notice that it wishes to exercise the ***, Supplier will promptly provide WaMu with copies of invoices for all Operating Costs incurred in the categories listed in the ***, below, for the period commencing on the Service Agreement Effective Date and ending with the most current invoices as are available on the date of delivery of such invoices. To the extent additional *** accrue between the date invoices are delivered and the Closing, the parties will either (i) prepare a final accounting as of the Closing; or (ii) include in the *** provisions under which a portion of the *** by a final reconciliation of *** is held in escrow until final *** due as of the Closing can be calculated and final reconciliation completed.

(b)	The sum of all *** will be *** from the *** otherwise due from WaMu. No *** will be made if Supplier’s *** are greater than the *** in the ***

(c)	Operating Cost Credits – Example. To illustrate the application of Operating Cost Credits: WaMu provides notice that it wishes to exercise the *** in ***. Supplier promptly provides all relevant invoices for expenses incurred through ***

If the Closing actually occurs as of the ***, and the Intrabuilding Connection Fees continue at the rate of *** per month through such date, the parties will either (i) calculate the additional *** of *** and deduct them from the *** as of the Closing, or (ii) include in the *** provisions under which *** (or such amount as the parties reasonably estimate may be subject to *** upon final calculation) will be held in escrow until final calculation of *** is completed and the escrowed amounts are either paid to Supplier or returned to WaMu as the case may be.

(d)	Operating Costs Table.

***	***	***	***	***	***	***

***	***	***	***	***	***	***

***	***	***	***	***	***	***

***	***	***	***	***	***	***

***	***	***	***	***	***	***

***	***	***	***	***	***	***

***	***	***	***	***	***	***

***	***	***	***	***	***	***

***	***	***	***	***	***	***

***	***	***	***	***	***	***

***	***	***	***	***	***	***

***	***	***	***	***	***	***

***	***	***	***	***	***	***

***	***	***	***	***	***	***

***	***	***	***	***	***	***

***	***	***	***	***	***	***

***	***	***	***	***	***	***

***	***	***	***	***	***	***

***	***	***	***	***	***	***

***	***	***	***	***	***	***

***	***	***	***	***	***	***

***	***	***	***	***	***	***

***	***	***	***	***	***	***

***	***	***	***	***	***	***

***	***	***	***	***	***	***

***	***	***	***	***	***	***

***	***	***	***	***	***	***

***	***	***	***	***	***	***

***	***	***	***	***	***	***

***	***	***	***	***	***	***

***	***	***	***	***	***	***

***	***	***	***	***	***	***

***	***	***	***	***	***	***

***	***	***	***	***	***	***

***	***	***	***	***	***	***

***	***	***	***	***	***	***

***	***	***	***	***	***	***
3.	***. WaMu shall be entitled to deduct from the *** any *** calculated under this subsection (2). *** shall be due from Supplier if and to the extent that Supplier has, as of the Closing date, *** during the period commencing on the Service Agreement Effective Date and ending as of such Closing date than the parties have *** in the *** below.
(a)	Amounts specified in the Personnel Costs Table are limited to *** or the like.

(b)	If in any month a particular job title category does not exist as an actual employee of Supplier, it will be exempted from the calculation, provided, however, that (i) Supplier’s failure to comply with the Service Ramp Plan in Section II(C) of Exhibit 11 shall result in a *** to the *** to such job title in the *** for each month in which Supplier has failed to hire an employee in compliance with the Service Ramp Plan, and (ii) Supplier’s failure to provide *** in at least the ratios required in Section III(D) of Exhibit 11 shall result in a *** equal to the monthly cost attributed to such job title in the *** for each month from the Service Agreement Effective Date until the Closing date.

(c)	To the extent Supplier’s *** for any of the job titles listed in the *** are *** the *** in such category for such month, WaMu will be entitled to a *** to the ***. The sum of all *** will be *** otherwise due from WaMu. No adjustments will be made if Supplier’s *** than the *** in the ***.

(d)	Upon WaMu’s notice that it wishes to exercise the ***, Supplier will promptly provide WaMu with copies of all payroll records for Personnel Costs incurred for all job title categories listed in the Personnel Costs Table for the period commencing on the Service Agreement Effective Date and ending with the most current payroll records available on the date of delivery. To the extent *** between the date payroll records are initially delivered and the Closing, the parties will either (i) prepare a final accounting as of the Closing; or (ii) include in the *** provisions under which a portion of the *** reasonably expected to be *** is held in escrow until final *** due as of the Closing can be calculated and the escrowed amount either paid to Supplier or returned to WaMu as the case may be.

(e)	Personnel Costs Table

Monthly
Salary
Job Title	($/Month)
***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***
B.	*** Required Content.

If and to the extent that WaMu determines it wishes to exercise the ***, the parties will negotiate in good faith with respect to a definitive ***, (the “***”) by which the *** may be consummated. The *** shall address substantially the subject matter set forth in Attachment 1 to Exhibit 18 – *** Requirements, subject to such additional terms as the parties and their respective counsel deem necessary or appropriate to the consummation of the contemplated ***.
C.	Schedule of Assets.
The *** shall contain a definitive schedule of Assets to *** by WaMu as of the Closing. It is the intent of the parties that upon WaMu’s payment of the Option Exercise Price, Supplier will *** used by it in the provision of the Services under this Service Agreement at no additional cost to WaMu, including but not limited to:
1.	***

2.	***

3.	***

4.	***

5.	***
Personnel. In addition to the assets listed above, as of the date Supplier receives notice of WaMu’s intent to exercise the ***, Supplier shall take all actions reasonably necessary or permitted to ensure an uninterrupted transfer of all Project Staff WaMu wishes to hire to from employment with Supplier to employment with WaMu (or such Affiliate as WaMu may designate to consummate the ***) as of the Closing date.
Section 26.14 of the Master Agreement shall not apply to members of the Project Staff in connection with WaMu’s exercise of the ***.

Attachment 1 to Exhibit 18 — ***
***